Exhibit 10.24

Dated 15 July 2022

Intercreditor Agreement

between

Each of the Financial Institutions Named Herein

as Senior Agents, Senior Arrangers and Senior Lenders

Each of the Entities Named Herein

as Stream Purchasers

Each of the Entities Named Herein

as Senior Hedge Counterparties

Platinum Investor Consortium Proprietary Limited

as Shareholder Creditor

Sedibelo Group Services Proprietary Limited

as Management Company

Pilanesberg Platinum Mines Proprietary Limited

as Company

and others

Table of Contents

Page

1.	Definitions and Interpretation	2
2.	Ranking and Priority	32
3.	Transaction Security	32
4.	Senior Facilities Creditors and Senior Facilities Liabilities	35
5.	Senior Hedge Counterparties and Senior Hedging Liabilities	38
6.	Stream Purchasers and Stream Liabilities	44
7.	Intra-Group Lenders and Intra-Group Liabilities	55
8.	Shareholders and Shareholder Liabilities	57
9.	Management Company Liabilities	58
10.	Effect of Insolvency Event	60
11.	Turnover of Receipts	62
12.	Redistribution	64
13.	Enforcement of Security SPV Guarantees and Transaction Security	65
14.	Non-Distressed Disposals	67
15.	Distressed Disposals and Appropriation	68
16.	Non-Cash Recoveries	73
17.	Further Assurance – Disposals and Releases	76
18.	Pre-Enforcement Proceeds	76
19.	Application of Proceeds	78
20.	Equalisation	81
21.	New Senior Facilities Liabilities or Refinancing of Senior Facilities Liabilities	83
22.	New Stream Liabilities	85
23.	The Intercreditor Agent	86
24.	The Security SPV	94
25.	Changes to the Parties	96
26.	Costs and Expenses	100
27.	Information	101
28.	Notices	103
29.	Preservation	105
30.	Consents, Amendments and Override	107
31.	Counterparts	113
32.	Governing Law	113
33.	Enforcement	113

Schedule 1	Form of Debtor Accession Deed	114
Schedule 2	Form of Creditor Accession Undertaking	117

(i)

(ii)

This Intercreditor Agreement is made as a deed on                                        2022

Between:

(1)	Each of the Financial Institutions set out in Part 1 of Schedule 4 as Initial Senior Agents (the “Initial Senior Agents”);

(2)	Each of the Financial Institutions set out in Part 2 of Schedule 4 as Initial Senior Lenders (the “Initial Senior Lenders”);

(3)	Each of the Financial Institutions set out in Part 3 of Schedule 4 as Initial Senior Arrangers (the “Initial Senior Arrangers”);

(4)	The Entity set out in Part 4 of Schedule 4 as the Initial Platinum Stream Purchaser (the “Initial Platinum Stream Purchaser”);

(5)	The Entity set out in Part 5 of Schedule 4 as the Initial Palladium and Gold Stream Purchaser (the “Initial Palladium and Gold Stream Purchaser”);

(6)	The Entity set out in Part 6 of Schedule 4 as the Initial Rhodium Stream Purchaser (the “Initial Rhodium Stream Purchaser” and, together with the Initial Platinum Stream Purchaser and the Initial Palladium and Gold Stream Purchaser, the “Initial Stream Purchasers”);

(7)	Each of the Entities that enters into a Creditor Accession Undertaking as a Senior Hedge Counterparty in accordance with the terms of this Agreement (the “Senior Hedge Counterparties”);

(8)	Each of the Entities that enters into a Creditor Accession Undertaking as a Senior Agent in accordance with the terms of this Agreement;

(9)	Each of the Entities that enters into a Creditor Accession Undertaking as a Senior Lender in accordance with the terms of this Agreement;

(10)	Each of the Entities that enters into a Creditor Accession Undertaking as a Stream Purchaser in accordance with the terms of this Agreement (the “Additional Stream Purchasers”);

(11)	Sedibelo Resources Limited (the “Parent”);

(12)	Platinum Investor Consortium Proprietary Limited (the “Initial Shareholder Creditor”);

(13)	Sedibelo Group Services Proprietary Limited (the “Management Company”);

(14)	Pilanesberg Platinum Mines Proprietary Limited (the “Company”);

(15)	Itereleng Bakgatla Minerals Resources Proprietary Limited, Richtrau No. 123 Proprietary Limited, the Parent, Clidet No. 832 Proprietary Limited, Orkid S.á.r.l. (Société à responsabilité limitée, Registered office: 19, rue Eugène Ruppert, L - 2453 Luxembourg, R.C.S. Luxembourg: B167777), Platinum Investor Consortium Proprietary Limited and the Management Company (the “Senior Facility Guarantors”);

(16)	Each Entity that enters into Debtor Accession Undertaking as a guarantor of the Senior Hedging Liabilities in accordance with the terms of this Agreement (the “Senior Hedging Guarantors”);

(17)	Richtrau No. 123 Proprietary Limited, the Parent, Clidet No. 832 Proprietary Limited, Orkid S.á.r.l. (Société à responsabilité limitée, Registered office: 19, rue Eugène Ruppert, L - 2453 Luxembourg, R.C.S. Luxembourg: B167777), Platinum Investor Consortium Proprietary Limited and the Company as guarantors of the Stream Liabilities in respect of the Platinum Stream Agreement (the “Platinum Stream Guarantors”);

(18)	Richtrau No. 123 Proprietary Limited, the Parent, Clidet No. 832 Proprietary Limited, Orkid S.á.r.l. (Société à responsabilité limitée, Registered office: 19, rue Eugène Ruppert, L - 2453 Luxembourg, R.C.S. Luxembourg: B167777), Platinum Investor Consortium Proprietary Limited and the Company as guarantors of the Stream Liabilities in respect of the Palladium and Gold Stream Agreement (the “Palladium and Gold Stream Guarantors”);

(19)	Richtrau No. 123 Proprietary Limited, the Parent, Clidet No. 832 Proprietary Limited, Orkid S.á.r.l. (Société à responsabilité limitée, Registered office: 19, rue Eugène Ruppert, L - 2453 Luxembourg, R.C.S. Luxembourg: B167777), Platinum Investor Consortium Proprietary Limited and the Company as guarantors of the Stream Liabilities in respect of the Rhodium Stream Agreement (the “Rhodium Stream Guarantors” and, together with the Platinum Stream Guarantors and the Palladium and Gold Stream Guarantors, the “Stream Guarantors”);

(20)	Richtrau No. 123 Proprietary Limited, Clidet No. 832 Proprietary Limited, Platinum Investor Consortium Proprietary Limited, the Management Company and the Company as providers of the Transaction Security (the “Initial Security Providers”);

(21)	Clidet No. 832 Proprietary Limited, Orkid S.á.r.l. (Société à responsabilité limitée, Registered office: 19, rue Eugène Ruppert, L - 2453 Luxembourg, R.C.S. Luxembourg: B167777), Pallinghurst Investor Consortium Proprietary Limited, the Company and the Parent (the “Initial Intra-Group Lenders”);

(22)	Each other Entity that enters into a Debtor Accession Undertaking as a Debtor in accordance with the terms of this Agreement;

(23)	Each other Entity that enters into a Creditor Accession Undertaking as a Creditor in accordance with the terms of this Agreement;

(24)	Bowwood and Main No 335 Proprietary Limited (to be renamed "Bowwood and Main No 335 (RF) Proprietary Limited") (the “Security SPV”); and

(25)	Nedbank Limited (acting through its Nedbank Corporate and Investment Banking division) as agent for the Primary Creditors (the “Intercreditor Agent”).

It is agreed as follows:

1.	Definitions and Interpretation

1.1	Definitions

In this Agreement:

“1992 ISDA Master Agreement” means the Master Agreement (Multicurrency – Cross Border) as published by the International Swaps and Derivatives Association, Inc.

“2002 ISDA Master Agreement” means the 2002 Master Agreement as published by the International Swaps and Derivatives Association, Inc.

“Acceleration Event” means a Senior Acceleration Event or a Stream Acceleration Event.

“Additional Shared Collateral” means any and all Security created in connection with the terms of a Senior Finance Document and/or Initial Stream Agreement in respect of any of the following:

(a)	any other assets of the Company essential or otherwise integral to the Project (to the extent not subject to any of the existing Security Documents at the relevant time) unless such asset relates to a Non-Project Activity and is subject to a Non-Project Activity Financing;

(b)	any other assets of, or shares held in, a Mining Company (to the extent not subject to any of the existing Security Documents at the relevant time);

(c)	any other assets of, or held shares in, the Management Company (to the extent not subject to any of the existing Security Documents at the relevant time); and

(d)	any assets of, or shares held in, any Subsidiary of the Company or the Management Company (to the extent not subject to any of the existing Security Documents at the relevant time) unless such asset or shares relates to a Non-Project Activity and are subject to a Non-Project Activity Financing.

“Additional Shared Senior Security Document” means any security agreement (howsoever described) entered into in respect of Additional Shared Collateral.

“Additional Stream Agreement” means such stream agreement (which is permitted pursuant to Clause 22 (New Stream Liabilities)) entered into by a Debtor and a new Stream Purchaser (who accedes to this Agreement) from time to time.

“Additional Stream Liabilities” means:

(a)	the Liabilities owed by the Debtors to the relevant Stream Purchasers under or in connection with any Additional Stream Agreements; and

(b)	(without double counting) the Liabilities owed by the Security SPV to the relevant Stream Purchasers under the relevant Security SPV Guarantees.

“Additional Stream Purchaser” means each Purchaser (as defined in the relevant Stream Agreement) which becomes a party to the relevant Stream Agreement and this Agreement as a Stream Purchaser pursuant to Clause 25.2 (Change of Senior Lender or Stream Purchaser) or 25.3 (New Senior Lender or Stream Purchaser).

“Affiliate” means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

“Appropriation” means the appropriation (or similar process) of the shares in the capital of a Debtor by the Security SPV (or any Receiver or Delegate) which is effected (to the extent permitted under the relevant Security Document and applicable law) by enforcement of the Transaction Security.

“Automatic Early Termination” means the termination or close-out of any hedging transaction prior to the maturity of that hedging transaction which is brought about automatically by the terms of the relevant Senior Hedging Agreement and without any party to the relevant Senior Hedging Agreement taking any action to terminate that hedging transaction.

“Available Commitment” means, in relation to a Senior Lender, the meaning given to the term “Available Commitment” in the relevant Senior Facilities Agreement.

“Bank Indemnifier” means:

(a)	initially Nedbank, who shall hold the Security in respect of the Mining Rights Mortgage Bond, for so long as it is a Senior Lender; or

(b)	any other South African Bank or financial institution appointed pursuant to the terms of the Senior Finance Documents (and under Clause 3.9 (Specific Transaction Security Issues)) to hold the Security constituted by the Mining Rights Mortgage Bond.

“Bank Indemnity Agreement” means, to the extent applicable, any indemnity agreement entered into between a Bank Indemnifier and the Security SPV in respect of the Mining Rights Mortgage Bond.

“Borrowing Liabilities” means, in relation to a Debtor, the liabilities and obligations (not being Guarantee Liabilities or Stream Liabilities) it may have as a principal debtor to a Creditor (other than to a Senior Arranger or a Senior Agent in such capacities) or in respect of Financial Indebtedness arising under the Debt Documents (whether incurred solely or jointly and including liabilities and obligations as a borrower under the Senior Finance Documents).

“BR Blocked Proposal” has the meaning given to it in Clause 6.6(e)(ii).

“Business Day” means a day (other than Saturday or Sunday) on which banks are open for general business in Johannesburg and London.

“Business Rescue” means business rescue proceedings as provided for in Chapter 6 of the South African Companies’ Act, 2008.

“Business Rescue Practitioner” means the business rescue practitioner as appointed in terms of Chapter 6 of the South African Companies’ Act, 2008.

“Cash Proceeds” means:

(a)	proceeds of the Security Property which are in the form of cash; and

(b)	any cash which is generated by holding, managing, exploiting, collecting, realising or disposing of any proceeds of the Security Property which are in the form of Non-Cash Consideration.

“Cession in Security” means the South African law governed cession in security agreement amongst, inter alios, the Intercreditor Agent, the Security SPV, the Management Company and each Mining Company, in terms of which each Mining Company and the Management Company cedes in securitatem debiti the rights in and to certain of its assets listed therein in accordance with the terms of that agreement (including, inter alia, onshore bank accounts, claims and receivables, insurance proceeds, cash and cash equivalents, certain offtake agreements and in respect of the Management Company, its proceeds account and amounts standing to the credit thereof).

“Charged Property” means all of the assets which from time to time are, or are expressed to be, the subject of the Transaction Security.

“Clidet” means Clidet No. 832 Proprietary Limited, a private company duly incorporated according to the company laws of South Africa with registration number 2008/011497/07.

“Close-Out Netting” means:

(a)	in respect of a Senior Hedging Agreement based on a 1992 ISDA Master Agreement, any step involved in determining the amount payable in respect of an Early Termination Date (as defined in the 1992 ISDA Master Agreement) under section 6(e) (Payments on Early Termination) of the 1992 ISDA Master Agreement before the application of any subsequent Set-off (as defined in the 1992 ISDA Master Agreement);

(b)	in respect of a Senior Hedging Agreement based on a 2002 ISDA Master Agreement, any step involved in determining an Early Termination Amount (as defined in the 2002 ISDA Master Agreement) under section 6(e) (Payments on Early Termination) of the 2002 ISDA Master Agreement; and

(c)	in respect of a Senior Hedging Agreement not based on an ISDA Master Agreement, any step involved on a termination of the hedging transactions under that Senior Hedging Agreement pursuant to any provision of that Senior Hedging Agreement which has a similar effect to either provision referenced in paragraph (a) and paragraph (b) above, which in all cases, is performed without the transfer by any party of cash.

“Common Assurance” means any guarantee, indemnity or other assurance against loss in respect of any of the Liabilities, the benefit of which (however conferred) is, to the extent legally possible, given to all the Secured Parties in respect of their Liabilities.

“Company Mining Right Extension Date” means the date on which the Minister of Mineral Resources grants consent in terms of section 102 of the MPRDA to extend the area covered by the Company Mining Rights (or either one of them) to incorporate and include the area covered by the Magazynskraal Mining Right.

“Company Mining Rights” means:

(a)	the new order mining right granted to the Company (under DMRE Reference: NW30/5/1/2/2/320MR) to mine Gold, Platinum Group Metals, Copper, Nickel, Cobalt, Chrome, and other minerals associated with the foregoing in respect of Portion 3 of the farm Rooderand 46JQ, the remaining extent of portion 1, 2, 3, 4, 6, 9, 13 and 15 of the farm Ruighoek 169JP, the farm Tuschenkomst 135JP, Portion 1 and the remaining extent of the farm Witkleifontein 136JP, a portion of the farm Wilgespruit 2JQ and Portion 1 of the farm Rooderand 46JQ situated in the magisterial district of Mankwe in the North West Province registered in the Company's name on 24 June 2008 in the MPTRO under MPT No. 39/2008, amended by notarial deed of amendment to extend the mining area to include a portion of Portion 1 of the farm Rooderand 46 JQ and a portion of the farm Wilgespruit 2 JQ and further amended by notarial deed of amendment MPT No.24/2015 to include Chrome in respect of the farm Tuschenkomst; and

(b)	the new order mining right granted to IBMR (under DMRE Reference LP30/5/1/2/2/333MR) to mine Platinum, Palladium, Rhodium, Iridium, Ruthenium, Osmium, Gold, Copper, Nickel, Cobalt, and Chrome on the farm Wilgespruit 2 JQ; a portion of portion 1 of the farm Rooderand 46 JQ; the farm A portion of the farm Legkraal 45JQ and a portion of the farm Koedoesfontein 42JQ, situated in the magisterial district of Mankwe in the North West Province registered on 27 August 2008 in the MPTRO under MPT No. 50/2008, as amended by notarial deed of amendment to reduce the mining area to exclude a portion of portion 1 of the farm Rooderand 46 JQ and a portion of the farm Wilgespruit 2 JQ, and which mining right was ceded to the Company by IBMR.

“Competitive Sales Process” means:

(a)	any auction or other competitive sales process; and

(b)	any enforcement of the Transaction Security carried out by way of auction or other competitive sales process pursuant to requirements of applicable law,

in each case, to the extent permitted by applicable law, conducted with the advice of a Financial Adviser appointed by, or approved by, the Security SPV pursuant to Clause 15.7 (Appointment of Financial Adviser).

“Completion Date” has the meaning given to it in each Initial Stream Agreement as at the date of this Agreement.

“Compromise” means a compromise between a company and its creditors as contemplated under and provided for in Chapter 6 of the South African Companies’ Act, 2008.

“Compromise Blocked Proposal” has the meaning given to it in Clause 6.6(f)(ii).

“Consent” means any consent, approval, release or waiver or agreement to any amendment.

“Core Assets” means:

(a)	the Mining Rights;

(b)	such land which is secured subject to the Security Documents at the relevant time;

(c)	any Mining Company’s plant, equipment and other material assets which are:

(i)	secured subject to the Security Documents at the relevant time; and

(ii)	required for the operation or development of the Project or any mine operated by a Mining Company; and

(d)	any contract to which any Mining Company is a party:

(i)	which is:

(A)	a Secured Material Contract (as defined in each Initial Stream Agreement as at the date of this Agreement); or

(B)	otherwise subject to the Transaction Security; and

(C)	required for the operation or development of the Project or any mine operated by a Mining Company; and/or

(ii)	in respect of which there is a direct agreement under which the Security SPV (acting on the instructions of the Majority Senior Creditors) has the right to have that contract novated from such Mining Company to the relevant bidder on a permanent basis (including after the Security SPV (acting on the instructions of the Majority Senior Creditors) or any of the Senior Creditors has exercised or transferred any right of such Mining Company to claim a receivable under a contract or to terminate a contract and claim a receivable under the contracts as a result), excluding, in each case, any Specified Non-Core Assets.

“Credit Related Close-Out” means any Permitted Hedge Close-Out which is not a Non-Credit Related Close-Out.

“Creditor Accession Undertaking” means:

(a)	an undertaking substantially in the form set out in Schedule 2 (Form of Creditor Accession Undertaking); or

(b)	a Transfer Certificate, Assignment Agreement or Increase Confirmation (each as defined in the relevant Senior Facilities Agreement or Stream Agreement (as the case may be)) (provided that it contains an accession to this Agreement which is substantially in the form set out in Schedule 2 (Form of Creditor Accession Undertaking)),

as the context may require, or

(c)	in the case of an acceding Debtor which is expressed to accede as an Intra-Group Lender in the relevant Debtor Accession Deed, that Debtor Accession Deed.

“Creditor Conflict” means, at any time prior to the Senior Discharge Date, a conflict between:

(a)	the interests of any Senior Creditor; and

(b)	the interests of any Stream Purchaser.

“Creditors” means the Primary Creditors, the Shareholder Creditors, any Intra-Group Lenders and the Management Company.

“Debt Disposal” means any disposal of any Liabilities or Debtors’ Intra-Group Receivables pursuant to Clause 15.1(c)(facilitative disposal of liabilities on a share sale/Appropriation) or Clause 15.1(e) (sale of liabilities on a share sale/Appropriation).

“Debt Document” means each of this Agreement, the Senior Hedging Agreements, the Senior Finance Documents, the Stream Agreements, the Security Documents, the Security SPV Guarantees, the Security SPV Counter-Indemnities, the Shareholder Loans, the Intra-Group Loans, the Management Company Loan and any other document designated as such by both the Intercreditor Agent and the Company.

“Debtor” means the Company, the Management Company, each Guarantor, each Security Provider and any person which becomes a Party as a Debtor in accordance with the terms of Clause 25 (Changes to the Parties).

“Debtor Accession Deed” means:

(a)	a deed substantially in the form set out in Schedule 1 (Form of Debtor Accession Deed); or

(b)	(only in the case of a member of the Group which is acceding as a borrower or guarantor under a Senior Facilities Agreement or a Stream Agreement) an accession document in the form required by the relevant Senior Facilities Agreement or Stream Agreement (as the case may be) (provided that it contains an accession to this Agreement which is substantially in the form set out in Schedule 1 (Form of Debtor Accession Deed)).

“Debtor Resignation Request” means a notice substantially in the form set out in Schedule 3 (Form of Debtor Resignation Request).

“Debtors’ Intra-Group Receivables” means, in relation to a member of the Group, any liabilities and obligations owed to any Debtor (whether actual or contingent and whether incurred solely or jointly) by that member of the Group.

“Default” means an Event of Default or any event or circumstance which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Debt Documents or any combination of any of the foregoing) be an Event of Default.

“Defaulting Creditor” means a Defaulting Senior Lender or Defaulting Stream Purchaser (as the case may be).

“Defaulting Senior Lender” means, in relation to a Senior Lender, a Senior Lender which is a Defaulting Lender under, and as defined in, the relevant Senior Facilities Agreement.

“Defaulting Stream Purchaser” means, in relation to a Stream Purchaser, a Stream Purchaser which has failed to pay its share of an instalment of any prepayment amount or deposit which is due and payable in accordance with the provisions of the relevant Stream Agreement.

“Delegate” means any delegate, agent, or attorney appointed by the Security SPV.

“Distress Event” means any of:

(a)	an Acceleration Event; or

(b)	the enforcement of any Transaction Security (including, to the extent applicable, the crystallisation of any floating charge forming part of the Transaction Security).

“Distressed Disposal” means a disposal of an asset of a Debtor which is:

(a)	being effected at the request of the Instructing Group or (to the extent permitted further to Clause 6.6 (Permitted Enforcement: Stream Purchasers)) the Stream Instructing Group, in circumstances where the Transaction Security has become enforceable;

(b)	being effected by enforcement of the Transaction Security in accordance with the terms of this Agreement (including the disposal of any Property of a Debtor, the shares in which have been subject to an Appropriation); or

(c)	after the occurrence of a Distress Event, being effected by a Debtor to a person or persons which is, or are, not a member, or members, of the Group, with the consent of the Instructing Group or (to the extent permitted further to Clause 6.6 (Permitted Enforcement: Stream Purchasers)) the Stream Instructing Group.

“Enforcement Action” means:

(a)	in relation to any Liabilities:

(i)	the acceleration of any Liabilities or the making of any declaration that any such Liabilities are prematurely due and payable (other than as a result of it becoming unlawful for a Primary Creditor to perform its obligations under, or of any voluntary or mandatory prepayment arising under, the Debt Documents);

(ii)	the making of any declaration that any such Liabilities are payable on demand;

(iii)	the making of a demand in relation to any such Liability that is payable on demand (other than, in the case of an Intra-Group Lender, a demand made by such Intra-Group Lender in relation to any Intra-Group Liabilities which are on demand Liabilities to the extent that (A) the demand is made in the ordinary course of dealings between the relevant Debtor and Intra-Group Lender and (B) any resulting Payment would be a Permitted Intra-Group Payment);

(iv)	the making of any demand against any Guarantor in relation to any Guarantee Liabilities of that Guarantor in respect of any such Liability;

(v)	the exercise of any right to require any Debtor to acquire any such Liability (including exercising any put or call option against any Debtor for the redemption or purchase of any Liability (but excluding any such right which relates to a debt purchase transaction permitted under the Debt Documents)); and

(vi)	the exercise of any right of set-off, account combination or payment netting against any Debtor in respect of any Liabilities other than the exercise of any such right:

(A)	as Close-Out Netting by a Senior Hedge Counterparty;

(B)	as Payment Netting by a Senior Hedge Counterparty;

(C)	as Inter-Senior Hedging Agreement Netting by a Senior Hedge Counterparty; or

(D)	which is otherwise expressly permitted under the relevant Senior Facilities Agreement or the relevant Stream Agreement to the extent that the exercise of that right gives effect to a Permitted Payment;

(vii)	the suing for, commencing or joining of any legal or arbitration proceedings against a Debtor to recover any such Liabilities;

(b)	the premature termination or close-out of any hedging transaction under, or designation of an Early Termination Date (as defined in the relevant ISDA Master Agreement), pursuant to any Senior Hedging Agreement;

(c)	the taking of any steps to enforce or require the enforcement of the Transaction Security (including the crystallisation of any floating charge forming part of the Transaction Security);

(d)	save in relation to any amendment, consent or waiver entered into in accordance with Clause 30 (Consent, Amendment and Override) or the analogous provisions of any Senior Facility Agreement or Stream Agreement, the entering into of any composition, compromise, assignment or arrangement with any Debtor which owes any Liabilities, or has given any Security, guarantee or indemnity or other assurance against loss in respect of the Liabilities (other than any action permitted under Clause 25 (Changes to the Parties));

(e)	the petitioning, applying or voting for, or the taking of any steps (including the appointment of any liquidator, receiver, administrator, Business Rescue Practitioner or similar officer) in relation to, the winding up, dissolution, administration, reorganisation or Business Rescue of any Debtor which owes any Liabilities, or has given any Security, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities, or any of such Debtor’s assets or any suspension of payments or moratorium of any indebtedness of any such Debtor, or any analogous procedure or step in any jurisdiction; or

(f)	subject to Clause 13.2 (Demands under Security SPV Guarantees), the making of any demand under any Security SPV Guarantee against the Security SPV,

except that the following shall not constitute Enforcement Action:

(i)	the taking of any action falling within paragraph (a)(vii) or paragraph (e) above which is necessary (but only to the extent necessary) to preserve the validity, existence or priority of claims in respect of Liabilities, including the registration of such claims before any court or governmental authority and the bringing, supporting or joining of proceedings to prevent any loss of the right to bring, support or join proceedings by reason of applicable limitation periods;

(ii)	a Senior Hedge Counterparty, Issuing Bank or Stream Purchaser bringing legal proceedings against any person solely for the purpose of:

(A)	obtaining injunctive relief (or any analogous remedy outside England and Wales) to restrain any actual or putative breach of any Debt Document to which it is party;

(B)	obtaining specific performance (other than specific performance of an obligation to make a payment) with no claim for damages; or

(C)	requesting judicial interpretation of any provision of any Debt Document to which it is party with no claim for damages; and

(iii)	any Unrestricted Action.

“Event of Default” means:

(a)	any Senior Event of Default; or

(b)	any Stream Event of Default.

“Exposure” has the meaning given to that term in Clause 20.1 (Equalisation Definitions).

“Fairness Opinion” means, in respect of a Distressed Disposal or a Liabilities Sale, an opinion that the proceeds received or recovered in connection with that Distressed Disposal or Liabilities Sale are fair from a financial point of view taking into account all relevant circumstances, including the method of enforcement or disposal.

“Final Release Date” means the later to occur of the Senior Discharge Date and the last Stream Security Release Date.

“Financial Adviser” means any:

(a)	independent internationally recognised investment bank;

(b)	independent internationally recognised accountancy firm; or

(c)	other independent internationally recognised professional services firm which is regularly engaged in providing valuations of mining businesses or assets or, where applicable, advising on competitive sales processes in relation thereto.

“Financial Indebtedness” means any indebtedness for or in respect of:

(a)	moneys borrowed and debit balances at banks or other financial institutions;

(b)	any acceptance under any acceptance credit or bill discounting facility (or dematerialised equivalent);

(c)	any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d)	the amount of any liability in respect of any lease or hire purchase contract, a liability under which would, in accordance with IFRS, be treated as a balance sheet liability (other than a lease or hire purchase contract which would, in accordance with IFRS in force prior to 1 January 2019, have been treated as an operating lease);

(e)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis and meet any requirement for de-recognition under the applicable accounting principles);

(f)	any Treasury Transaction (and, when calculating the value of that Treasury Transaction, only the marked to market value (or, if any actual amount is due as a result of the termination or close-out of that Treasury Transaction, that amount) shall be taken into account)

(g)	any counter-indemnity obligation in respect of a guarantee, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution in respect of (i) an underlying liability of an entity which is not a member of the Group which liability would fall within one of the other paragraphs of this definition or (ii) any liabilities of any member of the Group relating to any post-retirement benefit scheme;

(h)	any amount raised by the issue of shares which are redeemable (other than at the option of the issuer) before the Senior Discharge Date or are otherwise classified as borrowings under the applicable accounting principles;

(i)	any amount of any liability under an advance or deferred purchase agreement if (i) one of the primary reasons behind entering into the agreement is to raise finance or to finance the acquisition or construction of the asset or service in question or (ii) the agreement is in respect of the supply of assets or services and payment is due more than 30 days after the date of supply;

(j)	any amount raised under any other transaction (including any forward sale or purchase, sale and sale back or sale and leaseback agreement) having the commercial effect of a borrowing or otherwise classified as borrowings under the applicable accounting principles; and

(k)	the amount of any liability in respect of any guarantee for any of the items referred to in paragraphs (a) to (j) above.

“General Notarial Bond” means the South African law governed general notarial continuing covering bond over all movable assets of the Company, granted or to be granted and executed by the Company in favour of the Security SPV.

“Group” means the Parent, each Debtor, each Shareholder Creditor and each Intra-Group Lender from time to time.

“Guarantee Liabilities” means, in relation to a Debtor, the liabilities and obligations under the Debt Documents (present or future, actual or contingent and whether incurred solely or jointly) it may have to a Creditor (other than to a Senior Arranger or a Senior Agent) or as a result of its being a guarantor or surety (including liabilities and obligations arising by way of guarantee, indemnity, contribution or subrogation and in particular any guarantee or indemnity arising under or in respect of the Senior Finance Documents and the Stream Agreements).

“Guarantor” means each Senior Facility Guarantor, each Hedging Guarantor and each Stream Guarantor.

“Hedge Transfer” means a transfer to the Stream Purchasers (or to their nominee or nominees) of (subject to paragraph (b) of Clause 6.8 (Hedge Transfer: Stream Purchasers)), each Senior Hedging Agreement as identified in paragraph (a) of the definition of “Senior Hedging Agreement” together with:

(a)	all the rights in respect of the Senior Hedging Liabilities owed by the Debtors to each relevant Senior Hedge Counterparty; and

(b)	all the Senior Hedge Counterparty Obligations owed by each relevant Senior Hedge Counterparty to the Debtors,

in accordance with Clause 25.5 (Change of Senior Hedge Counterparty).

“Hedging Force Majeure” means:

(a)	in relation to a Senior Hedging Agreement which is based on the 1992 ISDA Master Agreement:

(i)	an Illegality or Tax Event or Tax Event Upon Merger (each as defined in the 1992 ISDA Master Agreement); or

(ii)	an event similar in meaning and effect to a “Force Majeure Event” (as referred to in paragraph (b) below);

(b)	in relation to a Senior Hedging Agreement which is based on the 2002 ISDA Master Agreement, an Illegality or Tax Event, Tax Event Upon Merger or a Force Majeure Event (each as defined in the 2002 ISDA Master Agreement); or

(c)	in relation to a Senior Hedging Agreement which is not based on an ISDA Master Agreement, any event similar in meaning and effect to an event described in paragraphs (a) or (b) above.

“Hedging Policy” means:

(a)	prior to the Senior Discharge Date:

(i)	a Senior Hedging Policy, or portion thereof, in terms of which the Senior Facilities Creditors require or mandate the execution or implementation of certain Treasury Transactions; or

(ii)	a Senior Hedging Policy, or portion thereof, in terms of which the Senior Facilities Creditors permit or allow (including within certain thresholds or limits) the execution or implementation of certain Treasury Transactions, to the extent not inconsistent with any Stream Hedging Policy; and

(b)	after the Senior Discharge Date, each Stream Hedging Policy.

“Hedging Purchase Amount” means:

(a)	in respect of a hedging transaction under a Senior Hedging Agreement that has, as of the relevant time, not been terminated or closed out, the amount that would be payable to (expressed as a positive number) or by (expressed as a negative number) the relevant Senior Hedge Counterparty on the relevant date if:

(i)	in the case of a Senior Hedging Agreement which is based on an ISDA Master Agreement:

(A)	that date was an Early Termination Date (as defined in the relevant ISDA Master Agreement); and

(B)	the relevant Debtor was the Defaulting Party (under and as defined in the relevant ISDA Master Agreement); or

(ii)	in the case of a Senior Hedging Agreement which is not based on an ISDA Master Agreement:

(A)	that date was the date on which an event similar in meaning and effect (under that Senior Hedging Agreement) to an Early Termination Date (as defined in any ISDA Master Agreement) occurred under that Senior Hedging Agreement; and

(B)	the relevant Debtor was in a position which is similar in meaning and effect to that of a Defaulting Party (under and as defined in the same ISDA Master Agreement),

in each case as certified by the relevant Senior Hedge Counterparty and as calculated in accordance with the relevant Senior Hedging Agreement; and

(b)	in respect of a hedging transaction that has, as of the relevant time, been terminated or closed out in accordance with the terms of this Agreement, the amount that is payable to (expressed as a positive number) or by (expressed as a negative number) the relevant Senior Hedge Counterparty under any Senior Hedging Agreement in respect of that termination or close-out to the extent that amount is unpaid.

“Hedging Termination Amount” means any amount falling due from a Senior Hedge Counterparty under a Senior Hedging Agreement as a result of the termination of that Senior Hedging Agreement or any transactions thereunder.

“Holding Company” means, in relation to a person, any other person in respect of which it is a Subsidiary.

“IBMR” means Itereleng Bakgatla Minerals Resources Proprietary Limited, a private company duly incorporated according to the company laws of South Africa with registration number 2003/003721/07.

“Individual Claims Basis” means:

(a)	during the Business Rescue of a Debtor, the Business Rescue Practitioner determines that the Security SPV is entitled or permitted to vote the claims of each of the Senior Liabilities, the Intra-Group Liabilities, the Shareholder Liabilities and the Stream Liabilities of that Debtor on the basis of separate and individual votes of each of those liabilities; or

(b)	for the purposes of any vote cast on a Compromise proposal made by a Debtor, the Security SPV is entitled or permitted to vote the claims of each of the Senior Liabilities, the Intra-Group Liabilities, the Shareholder Liabilities and the Stream Liabilities of that Debtor on the basis of separate and individual votes of each of those liabilities.

“Initial Senior Facilities Agreement” means the senior facilities agreement to be entered into between the Company, the Initial Senior Lenders and others.

“Initial Stream Agreement” means each of:

(a)	the Platinum Stream Agreement;

(b)	the Palladium and Gold Stream Agreement; and

(c)	the Rhodium Stream Agreement.

“Insolvency Event” means, in relation to any person:

(a)	any resolution is passed or order made for the winding up, dissolution, administration or reorganisation or Business Rescue of that person, a moratorium is declared in relation to any indebtedness of that person or an administrator is appointed to that person;

(b)	any composition, compromise, assignment or arrangement is made with any of its creditors;

(c)	the appointment of any liquidator, provisional liquidator, receiver, administrative receiver, administrator, compulsory manager, Business Rescue Practitioner or other similar officer in respect of that person or any of its assets;

(d)	any Business Rescue is commenced in relation to that person; or

(e)	any analogous procedure or step is taken in any jurisdiction.

“Instructing Group” means at any time:

(a)	prior to the Senior Discharge Date, the Majority Senior Creditors; and

(b)	on or after the Senior Discharge Date and until the Stream Security Release Date, the Stream Instructing Group.

“Intercreditor Amendment” means any amendment or waiver which is subject to Clause 30 (Consents, Amendments and Override).

“Inter-Senior Hedging Agreement Netting” means the exercise of any right of set-off, account combination, close-out netting or payment netting (whether arising out of a cross agreement netting agreement or otherwise) by a Senior Hedge Counterparty against liabilities owed to a Debtor by that Senior Hedge Counterparty under a Senior Hedging Agreement in respect of Senior Hedging Liabilities owed to that Senior Hedge Counterparty by that Debtor under another Senior Hedging Agreement.

“Intra-Group Lenders” means:

(a)	each Initial Intra-Group Lender; and

(b)	each Affiliate of a Debtor which has made a loan available to, granted credit to or made any other financial arrangement having similar effect with a Debtor and which becomes a Party as an Intra-Group Lender in accordance with the terms of Clause 25 (Changes to the Parties) (other than the Management Company under each Management Company Loan and the Shareholder Creditors under each Shareholder Loan).

“Intra-Group Liabilities” means the Liabilities owed by a Debtor pursuant to an Intra-Group Loan.

“Intra-Group Loan” means any loan, credit or other financial arrangement having similar effect made available by a member of the Group (or any Affiliate of any member of the Group) to a Debtor (other than any Management Company Loan and any Shareholder Loan).

“ISDA Master Agreement” means a 1992 ISDA Master Agreement or a 2002 ISDA Master Agreement.

“Issuing Bank” means any person that becomes a party to the Senior CTA for the purposes of issuing Letters of Credit and in each case, which becomes a party to this Agreement as a Senior Lender pursuant to Clause 25.2 (Change of Senior Lender or Stream Purchaser) or 25.3 (New Senior Lender or Stream Purchaser).

“Letter of Credit” means any “Letter of Credit” under and as defined in any Senior Facilities Agreement, where such Letter of Credit has been issued for or on behalf of the Company pursuant to a letter of credit facility in such Senior Facilities Agreement.

“Liabilities” means all present and future liabilities and obligations at any time of any Debtor to any Creditor under the Debt Documents, both actual and contingent and whether incurred solely or jointly or as principal or surety or in any other capacity together with any of the following matters relating to or arising in respect of those liabilities and obligations:

(a)	any refinancing, novation, deferral or extension;

(b)	any claim for breach of representation, warranty or undertaking or on an event of default or under any indemnity given under or in connection with any document or agreement evidencing or constituting any other liability or obligation falling within this definition;

(c)	any claim for damages or restitution; and

(d)	any claim as a result of any recovery by any Debtor of a Payment on the grounds of preference or otherwise,

and any amounts which would be included in any of the above but for any discharge, non-provability, unenforceability or non-allowance of those amounts in any insolvency or other proceedings.

“Liabilities Acquisition” means, in relation to a person and to any Liabilities, a transaction where that person:

(a)	purchases by way of assignment or transfer;

(b)	enters into any sub-participation in respect of; or

(c)	enters into any other agreement or arrangement having an economic effect substantially similar to a sub-participation in respect of,

the rights in respect of those Liabilities.

“Liabilities Sale” means a Debt Disposal pursuant to paragraph (e) of Clause 15.1 (Facilitation of Distressed Disposals and Appropriation).

“Magazynskraal Mining Right” means the unexecuted new order mining right (DMR Ref: NW30/5/1/2/2/10029MR) granted to Richtrau on 3 December 2015 in terms of section 23 of the MPRDA to mine Chrome, Platinum, Rhodium, Ruthenium, Osmium, Iridium, Cobalt, Gold, Silver, Nickel and Copper over the farm Magazynskraal 3JQ situated in the magisterial district of Mankwe in the North West Province.

“Majority Senior Creditors” means at any time those Senior Creditors whose Senior Credit Participations at the relevant time aggregate more than 66.67 per cent of the total Senior Credit Participations at such time, after the application of:

(a)	Clause 30.6 (Disenfranchisement of Sponsor Affiliates); and

(b)	Clause 30.7 (Disenfranchisement of Defaulting Creditors).

“Majority Senior Lenders” means the "Majority Lenders" under and as defined in each Senior Facilities Agreement, after the application of:

(a)	Clause 30.6 (Disenfranchisement of Sponsor Affiliates); and

(b)	Clause 30.7 (Disenfranchisement of Defaulting Creditors).

“Majority Stream Purchaser(s)” means, in respect of a Stream Agreement, those Stream Purchasers whose Stream Participations under that Stream Agreement at that time aggregate more than 66.67 per cent of the total Stream Participations under that Stream Agreement at that time.

“Management Company Agreements” means the Management Company Loans and the Management Company Offtake Agreements.

“Management Company Liabilities” means all Liabilities owed by the Company to the Management Company under a Management Company Agreement.

“Management Company Loans” means:

(a)	the loan agreement entered into on or about the date of this Agreement between the Management Company (as lender) and the Company (as borrower) in relation to the Platinum Stream Agreement;

(b)	the loan agreement entered into on or about the date of this Agreement between the Management Company (as lender) and the Company (as borrower) in relation to the Palladium and Gold Stream Agreement;

(c)	the loan agreement entered into on or about the date of this Agreement between the Management Company (as lender) and the Company (as borrower) in relation to the Rhodium Stream Agreement; and

(d)	any loan agreement entered into between the Management Company (as lender) and the Company (as borrower) in relation to any Additional Stream Agreement.

“Management Company Offtake Agreements” means:

(a)	the offtake agreement entered into on or about the date of this Agreement between the Company (as seller) and the Management Company (as purchaser) in relation to the Platinum Stream Agreement;

(b)	the offtake agreement entered into on or about the date of this Agreement between the Company (as seller) and the Management Company (as purchaser) in relation to the Palladium and Gold Stream Agreement;

(c)	the offtake agreement entered into on or about the date of this Agreement between the Company (as seller) and the Management Company (as purchaser) in relation to the Rhodium Stream Agreement; and

(d)	any offtake agreement entered into between the Company (as seller) and the Management Company (as purchaser) in relation to any Additional Stream Agreement.

"Mining Companies" means:

(a)	the Company;

(b)	Richtrau; and

(c)	any other person that acquires, is granted or holds a Mining Right from time to time,

provided that following the occurrence of the relevant Mining Company Release Event in respect of Richtrau, Richtrau shall cease to be a Mining Company for the purposes of this Agreement.

"Mining Company Release Event" means, in respect of Richtrau, the later to occur of:

(a)	a MineCo Release Event (as defined in each Initial Stream Agreement) has occurred; and

(b)	Richtrau has ceased to be a Senior Facility Guarantor in accordance with the terms of the Senior CTA;

“Mining Rights” means:

(a)	the Company Mining Rights; and

(b)	until the Company Mining Right Extension Date, the Magazynskraal Mining Right.

“Mining Rights Mortgage Bond” means the South African law governed mortgage bond registered or to be registered in favour of the Bank Indemnifier by the Company over the Company Mining Rights.

“Mortgage Bonds” means the South African law governed continuing covering mortgage bond over certain immoveable properties of the Company granted or to be granted and executed by the Company in favour of the Security SPV.

“MPRDA” means the Mineral and Petroleum Resources Development Act, 2002 and any regulations promulgated thereunder.

“MPTRO” means the Mineral and Petroleum Titles Registration Office and any successor thereto performing a like or comparable function.

“Nedbank” means Nedbank Limited, acting through its Nedbank Corporate and Investment Banking division.

“Non-BR/Non-Compromise Insolvency Event” means, in relation to any person:

(a)	any resolution is passed or order made for the winding up, dissolution, administration or reorganisation (other than a solvent reorganisation which is without prejudice to the rights of the Primary Creditors) of that person, a moratorium is declared in relation to any indebtedness of that person or an administrator is appointed to that person (save, in each case, in connection with a Business Rescue);

(b)	the appointment of any liquidator, provisional liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of that person or any of its assets (save, in each case, in connection with a Business Rescue); or

(c)	any analogous procedure or step is taken in any jurisdiction.

“Non-Cash Consideration” means consideration in a form other than cash.

“Non-Cash Recoveries” means:

(a)	any proceeds of a Distressed Disposal or a Debt Disposal; or

(b)	any amount distributed to the Security SPV pursuant to Clause 11.2 (Turnover by the Creditors),

which are, or is, in the form of Non-Cash Consideration.

“Non-Credit Related Close-Out” means a Permitted Hedge Close-Out described in any of paragraphs (a)(i) or (a)(ii) of Clause 5.8 (Permitted Enforcement: Senior Hedge Counterparties).

“Non-Distressed Disposal” has the meaning given to that term in Clause 14 (Non-Distressed Disposals).

“Non-Project Activity” has the meaning given to it in each Initial Stream Agreement as at the date of this Agreement.

“Non-Project Activity Financing” has the meaning given to it in each Initial Stream Agreement as at the date of this Agreement.

“Obligor Cession and Pledge in Security” means the South African law governed cession and pledge in security agreement between the Intercreditor Agent, the Security SPV, the Company, Platinum Investor Consortium Proprietary Limited and Clidet in terms of which each of the Company, Platinum Investor Consortium Proprietary Limited and Clidet pledges and cedes in securitatem debiti the rights in and to inter alia certain of its shares and claims listed therein in accordance with the terms of that agreement.

“Other Liabilities” means, in relation to a Debtor, any trading and other liabilities and obligations (not being Borrowing Liabilities, Guarantee Liabilities, Stream Liabilities, Management Company Liabilities, Shareholders Liabilities or Intra-Group Liabilities) it may have to an Intra-Group Lender, the Management Company or a Debtor.

“Palladium and Gold Stream Agreement” means the stream agreement entered into between, inter alios, the Management Company and the Initial Palladium and Gold Stream Purchasers on or about the date of this Agreement.

“Party” means a party to this Agreement.

“Payment” means, in respect of any Liabilities (or any other liabilities or obligations), a payment, prepayment, repayment, redemption, defeasance or discharge of those Liabilities (or such other liabilities or obligations) which includes delivery of Relevant Credits to satisfy Stream Liabilities and the application of the proceeds of any legal or arbitration proceedings in or toward payment in respect of delivery or non-delivery of Relevant Credits.

“Payment Netting” means:

(a)	in respect of a Senior Hedging Agreement based on an ISDA Master Agreement, netting under section 2(c) of the relevant ISDA Master Agreement; and

(b)	in respect of a Senior Hedging Agreement not based on an ISDA Master Agreement, netting pursuant to any provision of that Senior Hedging Agreement which has a similar effect to the provision referenced in paragraph (a) above.

“Permitted Hedge Close-Out” means, in relation to a hedging transaction under a Senior Hedging Agreement, a termination or close-out of that hedging transaction which is permitted pursuant to Clause 5.8 (Permitted Enforcement: Senior Hedge Counterparties).

“Permitted Hedge Payments” means the Payments permitted by Clause 5.3 (Permitted Payments: Senior Hedging Liabilities).

“Permitted Intra-Group Payments” means the Payments permitted by Clause 7.2 (Permitted Payments: Intra-Group Liabilities).

“Permitted Payment” means a Permitted Hedge Payment, a Permitted Intra-Group Payment, a Permitted Stream Payment, a Permitted Shareholder Payment, or a Permitted Senior Facility Payment.

“Permitted Senior Facility Payments” means the Payments permitted by Clause 4.1 (Payment of Senior Liabilities).

“Permitted Shareholder Payments” means the Payments permitted by Clause 8.2 (Permitted Payments: Shareholder Liabilities).

“Permitted Stream Payments” means the Payments permitted by Clause 6.2 (Permitted Payments: Stream Liabilities).

“Platinum Stream Agreement” means the stream agreement entered into between, inter alios, the Management Company and the Initial Platinum Stream Purchasers on or about the date of this Agreement.

“Primary Creditors” means the Stream Purchasers and the Senior Creditors.

“Project” has the meaning given to it in each Initial Stream Agreement as at the date of this Agreement.

“Project Accounts” means any bank accounts:

(a)	designated as “Project Accounts” in terms of, or in accordance with, the Senior Finance Documents and/or the Stream Agreements from time to time; and /or

(b)	otherwise used by the Company in connection with the ordinary course of business of the development, construction and operation of the Project.

“Project Costs” means all project and/or operating costs in respect of the Project (as further described in the definition of Project Costs in the Senior Finance Documents from time to time) excluding all Senior Liabilities, Stream Liabilities and Management Company Liabilities and all payments to purchase Relevant Credits in order to satisfy such Stream Liabilities and Management Company Liabilities.

“Project Entity Event of Default” has the meaning given to that term in the Platinum Stream Agreement, the Palladium and Gold Stream Agreement or the Rhodium Stream Agreement, as applicable.

“Property” of a Debtor means:

(a)	any asset of that Debtor;

(b)	any Subsidiary of that Debtor; and

(c)	any asset of any such Subsidiary.

“Receiver” means a receiver or receiver and manager or administrative receiver of the whole or any part of the Charged Property.

“Recoveries” has the meaning given to that term in Clause 19.1 (Order of Application).

“Relevant Credits” means, in respect of a Stream Agreement, the relevant metal credits to be sold and transferred to, or at the direction of, the relevant Stream Purchaser thereunder.

“Relevant Issuing Bank” means, in respect of any SFA Cash Cover, the Issuing Bank (if any) for which that SFA Cash Cover is provided.

“Relevant Liabilities” means:

(a)	in the case of a Creditor:

(i)	the Liabilities owed to Creditors ranking (in accordance with the terms of this Agreement) pari passu with or in priority to that Creditor (as the case may be); and

(ii)	all present and future liabilities and obligations, actual and contingent, of the Debtors to the Security SPV; and

(b)	in the case of a Debtor, the Liabilities owed to the Creditors together with all present and future liabilities and obligations, actual and contingent, of the Debtors to the Security SPV.

“Relevant Purchase Price” means, in respect of each Initial Stream Agreement:

(a)	with respect to the Platinum Stream Agreement, the Platinum Purchase Price (as defined therein);

(b)	with respect to the Palladium and Gold Stream Agreement, the Palladium Purchase Price or Gold Purchase Price (as applicable) (each as defined therein); and

(c)	with respect to the Rhodium Stream Agreement, the Platinum Purchase Price (as defined therein).

“Reversion Event” means, following the occurrence of a Senior Acceleration Event:

(a)	the Senior Discharge Date occurs or that Senior Acceleration Event is waived by the relevant Senior Creditors and all applicable conditions to such waiver have been satisfied (provided that any extension of time for payment of amounts due as a result of such Senior Acceleration Event shall not constitute a waiver for these purposes); and

(b)	the Majority Stream Purchaser(s) in respect of each Initial Stream Agreement notifies the Company and the Management Company that the provisions of Clause 18 (Pre-Enforcement Proceeds) shall again apply.

“Rhodium Stream Agreement” means the stream agreement entered into between, inter alios, the Management Company and the Initial Rhodium Stream Purchasers on or about the date of this Agreement.

“Richtrau” means Richtrau No. 123 Proprietary Limited, a private company duly incorporated according to the company laws of South Africa with registration number 2006/017346/07.

“Sanctioned Entity” means:

(a)	a person which is listed on, or owned or controlled by, or acting on behalf of, a person listed on any Sanctions List or which is subject to Sanctions; or

(b)	a person which is ordinarily resident in a country or territory which is listed on a Sanctions List or is subject to Sanctions.

“Sanctioned Transaction” means financing or providing any credit to:

(a)	a Sanctioned Entity; and

(b)	any other person or entity, if the Company, any Guarantor or any of its or their Affiliates has actual knowledge that the person or entity proposes financing or providing any credit, directly or indirectly, to a Sanctioned Entity, in each case to the extent that to do so is prohibited by, or would cause any breach of, Sanctions.

“Sanctions” means trade, economic or financial sanctions, laws, regulations, embargoes or other restrictive measures published and imposed, administered or enforced from time to time by any Sanctions Authority.

“Sanctions Authority” means:

(a)	the Government of South Africa;

(b)	the United Nations;

(c)	the European Union;

(d)	the Council of Europe (founded under the Treaty of London, 1946);

(e)	the Government of the United States of America;

(f)	the Government of the United Kingdom; and

(g)	the Government of the Republic of France,

and any of their governmental authorities, including, without limitation, the Office of Foreign Assets Control for the US Department of Treasury (“OFAC”), the US Department of Commerce, the US State Department or the US Department of the Treasury, Her Majesty's Treasury (“HMT”) and the French Ministry of Finance.

“Sanctions List” means:

(a)	the Specially Designated Nationals and Blocked Persons List maintained and published by OFAC;

(b)	the Consolidated List of Financial Sanctions Targets and the Investments Ban List maintained and published by HMT;

(c)	the Denied Persons List maintained by the US Department of Commerce;

(d)	the European Union's lists of restrictive measures against persons and entities issued pursuant to its Common Foreign and Security Policy, for which a consolidated list is provided on the website of the European External Action Service, and any implementing lists of restrictive measures against persons or entities issued by its member states in furtherance of such European Union lists of restrictive measures; and

(e)	any similar list maintained and published, or a public announcement of a Sanctions designation made, by any Sanctions Authority of persons the subject of Sanctions (including investment or related restrictions), in each case as amended, supplemented or substituted from time to time.

“Secured Obligations” means all the Liabilities and all other present and future liabilities and obligations at any time due, owing or incurred by any Debtor to any Secured Party under the Debt Documents, both actual and contingent and whether incurred solely or jointly and as principal or surety or in any other capacity.

“Secured Parties” means the Security SPV, any Receiver or Delegate and each of the Primary Creditors from time to time but, in the case of each Primary Creditor, only if it is a Party or has acceded to this Agreement, in the appropriate capacity, pursuant to Clause 25.12 (Creditor Accession Undertaking).

“Security” means a mortgage, charge, pledge, lien, assignment, cession in security, hypothecation, usufruct, notarial bond or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

“Security Assignment” means the English law governed assignment agreement entered into by the Company and the Management Company in favour of the Security SPV in respect of the Management Company Agreements.

“Security Documents” means:

(a)	the Cession in Security;

(b)	the General Notarial Bond;

(c)	the Special Notarial Bond;

(d)	the Mortgage Bond;

(e)	the Mining Rights Mortgage Bond;

(f)	the Security Assignment;

(g)	the Obligor Cession and Pledge in Security;

(h)	any Additional Shared Senior Security Document; and

(i)	each and every notice, acknowledgment, certificate or document delivered under any of the foregoing.

“Security Property” means:

(a)	the Transaction Security expressed to be granted in favour of the Security SPV and all proceeds from the realisation and enforcement of that Transaction Security;

(b)	all obligations expressed to be undertaken by a Debtor to pay amounts in respect of the Liabilities to the Security SPV and secured by the Transaction Security together with all representations and warranties expressed to be given by a Debtor in favour of the Security SPV;

(c)	the Security SPV’s interest in any trust fund created pursuant to Clause 11 (Turnover of Receipts); and

(d)	any other amounts or property, whether rights, entitlements, choses in action or otherwise, actual or contingent, which the Security SPV (or any other holder of Transaction Security permitted under this Agreement) is required by the terms of the Debt Documents to hold.

“Security Providers” means:

(a)	the Initial Security Providers; and

(b)	any person other than the Initial Security Providers who provides Transaction Security on or after the date of this Agreement.

“Security SPV Counter-Indemnity” means each counter-indemnity between a Security Provider and the Security SPV pursuant to which that Security Provider indemnifies the Security SPV against any loss, cost, liability or expense which the Security SPV may suffer or incur under or in connection with a Security SPV Guarantee.

“Security SPV Guarantee” means each guarantee granted by the Security SPV in favour of any of the Secured Parties pursuant to which the Security SPV guarantees the obligations of the relevant Debtors to the relevant Secured Parties under the relevant Debt Documents.

“Security SPV Liabilities” means all Liabilities of any Security Provider to the Security SPV under the Security SPV Counter-Indemnities.

“Security SPV’s Spot Rate of Exchange” means, in respect of the conversion of one currency (the “First Currency”) into another currency (the “Second Currency”):

(a)	the Security SPV’s spot rate of exchange; or

(b)	(if the Security SPV does not have an available spot rate of exchange) any other publicly available spot rate of exchange selected by the Security SPV (acting reasonably),

for the purchase of the Second Currency with the First Currency in the London foreign exchange market at or about 11:00 a.m. (London time) on a particular day.

“Senior Acceleration Event” means a Senior Agent exercising any of its rights, as a result of a Senior Event of Default, to declare that all of the Senior Liabilities, or all of the Senior Facilities Liabilities, be immediately due and payable.

“Senior Agent” means, as the context requires, the Initial Senior Agent and any agent appointed in respect of any Senior Facility and which accedes to this Agreement as a Senior Agent.

“Senior Arranger” means, as the context requires, the Initial Senior Arranger and any arranger appointed in respect of any Senior Facility and which accedes to this Agreement as a Senior Arranger.

“Senior Commitment” means a “Commitment” under and as defined in a Senior Facilities Agreement.

“Senior CTA” means the common terms agreement entered into or acceded to (as the case may be) by the Senior Creditors from time to time (as amended, supplemented or modified from time to time).

“Senior Credit Participation” means, in relation to a Senior Lender or a Senior Hedge Counterparty the aggregate of:

(a)	its aggregate Senior Commitments, if any;

(b)	with respect to any Senior Hedge Counterparty that has terminated and closed out any hedging transaction under a Senior Hedging Agreement, as of the date the calculation is made, and which transaction has been terminated or closed out in accordance with the terms of this Agreement, the amount, if any, payable to it thereunder in respect of that termination or close-out as of the date of termination or close-out (and before taking into account any interest accrued on that amount since the date of termination or close-out) to the extent that amount is unpaid, provided that if more than one such transaction has been terminated or closed out, the amount due to the Senior Hedge Counterparty shall, for purposes of this definition, be determined net of the amount due to the Company from the Senior Hedge Counterparty on account of such other transaction(s), (that amount to be certified by the relevant Senior Hedge Counterparty and as calculated in accordance with the relevant Senior Hedging Agreement); and

(c)	after the Senior Facilities Discharge Date only (save as otherwise agreed in the Senior Finance Documents), with respect to any hedging transaction under a Senior Hedging Agreement that has, as of the date the calculation is made, not been terminated or closed out:

(i)	if the relevant Senior Hedging Agreement is based on an ISDA Master Agreement the amount, if any, which would be payable to it under that Senior Hedging Agreement in respect of that hedging transaction, if the date on which the calculation is made was deemed to be an Early Termination Date (as defined in the relevant ISDA Master Agreement) for which the relevant Debtor is the Defaulting Party (as defined in the relevant ISDA Master Agreement); or

(ii)	if the relevant Senior Hedging Agreement is not based on an ISDA Master Agreement, the amount, if any, which would be payable to it under that Senior Hedging Agreement in respect of that hedging transaction, if the date on which the calculation is made was deemed to be the date on which an event similar in meaning and effect (under that Senior Hedging Agreement) to an Early Termination Date (as defined in any ISDA Master Agreement) occurred under that Senior Hedging Agreement for which the relevant Debtor is in a position similar in meaning and effect (under that Senior Hedging Agreement) to that of a Defaulting Party (under and as defined in the same ISDA Master Agreement), that amount, in each case, to be certified by the relevant Senior Hedge Counterparty and as calculated in accordance with the relevant Senior Hedging Agreement.

“Senior Creditors” means the Senior Facilities Creditors and the Senior Hedge Counterparties.

“Senior Discharge Date” means the first date on which all Senior Liabilities have been fully and finally discharged as confirmed by each relevant Senior Agent (in the case of the Senior Facilities Liabilities) and each Senior Hedge Counterparty (in the case of its Senior Hedging Liabilities), whether or not as the result of an enforcement or any demand made upon the relevant Security SPV Guarantees, and the Senior Creditors are under no further obligation to provide financial accommodation to any of the Debtors under the Debt Documents.

“Senior Event of Default” means an Event of Default under (and as defined in) any Senior Facilities Agreement or the Senior CTA.

“Senior Facilities Agreement” means an agreement documenting a Senior Facility.

“Senior Facilities Creditors” means each Senior Agent, Senior Arranger and Senior Lender to the extent that such person is a creditor in respect of any Senior Facilities.

“Senior Facilities Discharge Date” means the first date on which:

(a)	all Senior Facilities Liabilities have been fully and finally discharged (other than where replaced by Senior Refinancing Facility Liabilities) as confirmed by each relevant Senior Agent, whether or not as the result of an enforcement; and

(b)	the Senior Facilities Creditors are under no further obligation to provide financial accommodation to any of the Debtors under any of the Debt Documents.

“Senior Facilities Liabilities” means:

(a)	the Liabilities owed by the Debtors to the Senior Facilities Creditors under the Senior Finance Documents;

(b)	(without double counting) the Liabilities owed by the Security SPV to the Senior Facilities Creditors under the relevant Security SPV Guarantees in respect of any Senior Facilities Agreement; and

(c)	if applicable, any Senior New Facility Liabilities and Senior Refinancing Facility Liabilities and (without double counting) the Liabilities owed by the Security SPV to the Senior Facilities Creditors under the relevant Security SPV Guarantees in respect of them, provided that for such Liabilities to constitute Senior Facilities Liabilities prior to the Stream Security Release Date having occurred in respect of all Initial Stream Agreements:

(i)	the aggregate amount of Senior Principal in respect of such Liabilities may not exceed an amount equal to the Senior Headroom; and

(ii)	the relevant Liabilities have been incurred:

(A)	in order to finance or re-finance (excluding equity funding) the cost of the development, construction and operation of the Project and/or for general working capital purposes of the Parent and any of its Subsidiaries; and

(B)	further to an arrangement entered into between the Company and any commercial bank or other financial institution, any export credit agency, any development finance institution or any other Person.

“Senior Facilities Liabilities Transfer” means a transfer of the Senior Facilities Liabilities to the Stream Purchasers described in Clause 6.7 (Option to Purchase: Stream Purchasers).

“Senior Facility” means any facility or agreement entered into by any Debtor in connection with Senior Facilities Liabilities (including any Senior New Facility Liabilities or Senior Refinancing Facility Liabilities), the providers of which are parties to or have acceded to this Agreement and “Senior Facilities” shall be construed accordingly.

“Senior Finance Documents” means:

(a)	the “Finance Documents” (or any equivalent term) under and as defined in the Senior CTA from time to time; and

(b)	any document designated as a "Senior Finance Document” (or any equivalent term) by the Intercreditor Agent and the Company.

“Senior Headroom” means, at any time prior to the Stream Security Release Date having occurred in respect of all Initial Stream Agreements:

(a)	the amounts referred to in paragraphs (A) to (C) of the definition of ‘Senior Financing’ in the Initial Stream Agreements as at the date of this Agreement; or

(b)	any greater amount(s) (than as set out in paragraph (a) above) which is or are:

(i)	referred to in paragraphs (A) to (C) of the definition of ‘Senior Financing’ in all of the Initial Stream Agreements after the date of this Agreement; or

(ii)	agreed to in writing by the Majority Stream Purchaser(s) in respect of each Initial Stream Agreement.

“Senior Hedge Counterparty” means any entity (other than a Group member) which is or becomes a Party as a Senior Hedge Counterparty in respect of a Senior Hedging Agreement pursuant to Clause 25.12 (Creditor Accession Undertaking).

“Senior Hedge Counterparty Obligations” means the liabilities and obligations owed by any Senior Hedge Counterparty to the Debtors under or in connection with the Senior Hedging Agreements.

“Senior Hedging Agreement” means either:

(a)	before the Completion Date, any agreement entered into by the Company and a Senior Hedge Counterparty which is:

(i)	a “Hedging Agreement” for purposes of the Senior Finance Documents; and

(ii)	entered into in accordance with the relevant Hedging Policy identified in paragraph (a)(i) of the definition of “Hedging Policy”; or

(b)	on or after the Completion Date, any hedging agreement between the Company and a Senior Hedge Counterparty which is in compliance with the relevant Hedging Policy,

which in each case, meets the requirements set out in Clause 5.11.

“Senior Hedging Liabilities” means:

(a)	the Liabilities owed by any Debtor to the Senior Hedge Counterparties under or in connection with the Senior Hedging Agreements; and

(b)	(without double counting) the Liabilities owed by the Security SPV to the Senior Hedge Counterparties in connection with any Security SPV Guarantee in respect of the Senior Hedging Agreements.

“Senior Hedging Policy” means the “Hedging Policy” under and as defined in the Senior CTA from time to time.

“Senior Lender Cash Collateral” means any cash collateral provided by a Senior Lender to an Issuing Bank pursuant to the terms of a Senior Facilities Agreement.

“Senior Lenders” means each of:

(a)	the Initial Senior Lenders;

(b)	any Issuing Bank; and

(c)	each other Lender (as defined in the relevant Senior Facilities Agreement) and which becomes a party to this Agreement as a Senior Lender pursuant to Clause 25.2 (Change of Senior Lender or Stream Purchaser) or 25.3 (New Senior Lender or Stream Purchaser).

“Senior Liabilities” means the Senior Facilities Liabilities and the Senior Hedging Liabilities.

“Senior New Facility Liabilities” has the meaning set out in Clause 21 (New Senior Facilities Liabilities of Refinancing of Senior Facilities Liabilities).

“Senior Payment Default” means any failure to pay principal, interest or any other amount then due under any Senior Facilities Agreement and which gives rise to a Default thereunder.

“Senior Principal” means, at any time, the aggregate of (without double counting):

(a)	the principal amount(s) advanced to, or deemed to be advanced to, any Debtor(s) under the Senior Facilities at that time (including all amounts advanced by way of a refinancing); and

(b)	the face value of any Letter of Credit which has been issued on behalf of any Debtor(s) pursuant to a letter of credit facility in a Senior Facilities Agreement at that time,

which, in each case, shall exclude any accrued, compounded or capitalised fees, costs, interest or expenses on such amounts unless and until such amounts are refinanced in whole or in part.

“Senior Refinancing Facility Liabilities” has the meaning set out in Clause 21 (New Senior Facilities Liabilities of Refinancing of Senior Facilities Liabilities).

“SFA Cash Cover” means “cash cover” under and as defined in any Senior Facilities Agreement.

“SFA Cash Cover Document” means, in relation to any SFA Cash Cover, any Senior Finance Document which creates or evidences, or is expressed to create or evidence, the Security required to be provided over that SFA Cash Cover by such Senior Facilities Agreement.

“Shareholder Creditors” means the Initial Shareholder Creditor and any person that becomes a Shareholder Creditor in accordance with Clause 8.4 (No acquisition of Shareholder Liabilities) or Clause 25.7 (New Shareholder Creditor).

“Shareholder Loan” means any loan agreement entered into from time to time between a Shareholder Creditor and the Company.

“Shareholders Liabilities” means all Liabilities owed by the Company to a Shareholder Creditor under any Shareholder Loan, excluding, for the avoidance of doubt, at all times any Management Company Liabilities.

“Shares” means the shares in the Company or any other person which are subject to the Transaction Security.

“Single Claims Basis” means:

(a)	during the Business Rescue of a Debtor, the Business Rescue Practitioner determines that the Security SPV must vote:

(i)	claims in respect of the Liabilities of that Debtor; and

(ii)	claims in respect of the Security SPV Liabilities of that Debtor,

on the basis of a single vote for all of those liabilities; or

(b)	for the purposes of any vote cast on a Compromise proposal made by the board of a Debtor or the liquidator of such a Debtor, it is required (either by the Debtor itself or for any other reason) that the Security SPV must vote:

(i)	claims in respect of the Liabilities of that Debtor; and

(ii)	claims in respect of the Security SPV Liabilities of that Debtor,

on the basis of a single vote for all of those liabilities.

“Special Notarial Bond” means the South African law governed special notarial continuing covering bond over certain specified assets of the Company granted or to be granted and executed by the Company in favour of the Security SPV.

“Specified Non-Core Assets” means:

(a)	any amounts standing to the credit of any Project Account in the name of the Company;

(b)	any right of the Company to claim a receivable under a contract;

(c)	any right of the Company to terminate a contract and to claim a receivable under the contract as a result;

(d)	any stockpiles and goods in process owned by the Company; and

(e)	any right of the Company to terminate a Senior Hedging Agreement or any transactions thereunder and to claim the resulting Hedging Termination Amounts.

“Sponsor Affiliate” means the Parent, each of its Affiliates, any trust of which the Parent or any of its Affiliates is a trustee, any partnership of which the Parent or any of its Affiliates is a partner and any trust, fund or other entity which is managed by, or is under the control of, the Parent or any of its Affiliates.

“Standstill Period” means a period of 210 days.

“Stream Acceleration Event” means, in relation to a Stream Agreement, a Stream Purchaser exercising any of its rights under or in terms of that Stream Agreement to:

(a)	terminate that Stream Agreement (which shall include the issuing of any termination notice and/or any demand to be paid any Stream Early Termination Amount); or

(b)	take any other action (including a claim for damages substantially equivalent to any Stream Early Termination Amount, as calculated at the relevant time) which has substantially the same effect as paragraph (a) above, including, in each case, where the effect of such exercise is subject to any standstill period.

“Stream Agreement” means:

(a)	each Initial Stream Agreement; and

(b)	any Additional Stream Agreement.

“Stream Default Notice” means, in relation to a Stream Agreement, a notice from the relevant Stream Purchaser(s) under that Stream Agreement to the Intercreditor Agent and each Senior Agent specifying that a Stream Event of Default has occurred.

“Stream Early Termination Amount” means any Early Termination Amount (as defined in the relevant Stream Agreement).

“Stream Event of Default” means any Project Entity Event of Default (as defined in the relevant Stream Agreement).

“Stream Hedging Policy” means:

(a)	initially, the hedging policy set out in Schedule 7 (Hedging Policy) of each Initial Stream Agreement; or

(b)	thereafter, any other hedging policy agreed in writing between the Company and the Majority Stream Purchaser(s) in respect of each Initial Stream Agreement.

“Stream Instructing Group” means the Stream Purchaser, from time to time, nominated on behalf of:

(a)	all Initial Stream Agreements (in respect of which the Stream Security Release Date has not occurred) by the Majority Stream Purchaser(s) in respect of each such Initial Stream Agreement; and

(b)	after the Stream Security Release Date has occurred in respect of all Initial Stream Agreements, all Stream Agreements by the Majority Stream Purchaser(s) in respect of each Stream Agreement,

to act as the representative of such persons in accordance with the provisions of this Agreement.

“Stream Liabilities” means:

(a)	the Liabilities owed by the Debtors to the Stream Purchasers under or in connection with the Stream Agreements; and

(b)	(without double counting) the Liabilities owed by the Security SPV to the Stream Purchasers under the relevant Security SPV Guarantees.

“Stream Participation” means, in relation to a Stream Purchaser and a Stream Agreement, at any time, the percentage of Relevant Credits to be delivered under such Stream Agreement which such Purchaser is entitled to receive at the relevant time.

“Stream Payment Liabilities” means, in relation to a Stream Agreement, at any time, any indebtedness or payment obligations of a Debtor to a Stream Purchaser which constitute Stream Liabilities under that Stream Agreement.

“Stream Prejudicial Proposal” means, in the context of Business Rescue proceedings or a Compromise proposal, any proposal which contains or proposes:

(a)	any reduction or deferral of any Stream Liabilities under any Initial Stream Agreement or Management Company Liabilities in connection with under any Initial Stream Agreement or any Liabilities owed by the Management Company under any Initial Stream Agreement (in each case, whether present or future and whether actual or contingent);

(b)	any increase in the Relevant Purchase Price (or any constituent part or method of calculation thereof), or reduction in the amount of minerals sold, under any of the Initial Stream Agreements;

(c)	any release of Transaction Security prior to the Stream Security Release Date that is not expressly permitted pursuant to the terms of each Initial Stream Agreement or agreed to in writing by the Stream Purchasers in respect of each Initial Stream Agreement; or

(d)	any other change to any of the terms of an Initial Stream Agreement which is adverse to a Stream Purchaser;

“Stream Purchasers” means:

(a)	the Initial Stream Purchasers;

(b)	each Additional Stream Purchaser; and

(c)	each Purchaser (as defined in the relevant Stream Agreement) which becomes party to this Agreement pursuant to Clause 25.2 (Change of Senior Lender or Stream Purchaser) or Clause 25.3 (New Senior Lender or Stream Purchaser).

“Stream Security Release Date” means, in respect of each Stream Agreement, the “Security Release Date” as defined in such Stream Agreement.

“Stream Termination Notice” has the meaning given to that term in Clause 6.6(a)(i)(B) (Permitted Enforcement: Stream Purchasers)).

“Subsidiary” means a subsidiary within the meaning of section 1159 of the Companies Act 2006.

“Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

“Termination Date” has the meaning given to it in Clause 6.6(a)(i)(C).

“Transaction Security” means the Security created or evidenced or expressed to be created or evidenced under or pursuant to the Security Documents.

“Treasury Transactions” means any derivative transaction (including any currency or interest or commodity swap, forward, option, cap, collar or floor transaction, any combination thereof or other similar agreement) entered into in connection with protection against or benefit from fluctuation in any rate or price .

“Unrestricted Action” means any of the following actions:

(a)	making a demand in respect of any deliveries of Relevant Credits or any payment of any amount which is or are due in accordance with any Stream Agreement;

(b)	receipt by any Stream Purchaser of any deliveries of Relevant Credits or payment of any amount due in accordance with Clause 18 (Pre-Enforcement Proceeds) or Clause 19 (Application of Proceeds), in accordance with any Stream Agreement;

(c)	any Stream Purchaser sending notices of Default or other non-compliance under any Stream Agreement;

(d)	any Stream Purchaser suing, commencing or joining of any legal or arbitration proceedings against any Debtor in respect of any demands for deliveries or payments which are permitted pursuant to paragraph (b) above;

(e)	to the extent it is not restricted from doing so in terms of Clause 6.6(e) or Clause 6.6(f):

(i)	any Stream Purchaser filing a proof of claim in respect of any demands for deliveries or payments which are permitted pursuant to paragraph (a) above in connection with any Insolvency Event; and

(ii)	any Stream Purchaser filing responsive or defensive pleadings, or other submissions or applications, to any objections to any Stream Purchaser's claim in respect of demands for deliveries or payments which are permitted pursuant to paragraph (a) above in connection with an Insolvency Event, provided that any such action by any Stream Purchaser does not consist of or result in:

(A)	such Stream Purchaser serving any Termination Notice (as defined in the relevant Stream Agreement);

(B)	such Stream Purchaser taking any steps to enforce or require the enforcement of any Transaction Security; or

(C)	such Stream Purchaser itself taking any action or steps specified in paragraph (e) of the definition of Enforcement Action,

except, in each case, to the extent not restricted in terms of Clause 6.6 (Permitted Enforcement: Stream Purchasers).

“VAT” means:

(a)	any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and

(b)	any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a) above, or imposed elsewhere.

1.2	Construction

(a)	Unless a contrary indication appears, a reference in this Agreement to:

(i)	any “Company”, “Creditor”, “Debtor”, “Senior Hedge Counterparty”, “Intra-Group Lender”, "Issuing Bank", “Management Company”, “Party”, “Primary Creditor”, “Senior Agent”, “Senior Arranger”, “Senior Creditor”, “Senior Facility Creditor”, “Senior Lender” or “Stream Purchaser” shall be construed to be a reference to it in its capacity as such and not in any other capacity;

(ii)	any “Company”, “Creditor”, “Debtor”, “Senior Hedge Counterparty”, “Intra-Group Lender”, "Issuing Bank", “Management Company”, “Party”, “Primary Creditor”, “Senior Agent”, “Senior Arranger”, “Senior Creditor”, “Senior Facility Creditor”, “Senior Lender”, or “Stream Purchaser” or any other person shall be construed so as to include its permitted successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Debt Documents;

(iii)	an “amount” includes an amount of cash and an amount of Non-Cash Consideration;

(iv)	“assets” includes present and future properties, revenues and rights of every description;

(v)	a “Debt Document” or any other agreement or instrument is (other than a reference to a “Debt Document” or any other agreement or instrument in “original form”) a reference to that Debt Document, or other agreement or instrument, as amended, novated, supplemented, extended or restated as permitted by this Agreement;

(vi)	a “distribution” of or out of the assets of a Debtor, includes a distribution of cash and a distribution of Non-Cash Consideration;

(vii)	“enforcing” (or any derivation) the Transaction Security includes the appointment of an administrator (or any analogous officer in any jurisdiction) of a Debtor by the Security SPV;

(viii)	a “group of Creditors” includes all the Creditors and a “group of Primary Creditors” includes all the Primary Creditors;

(ix)	save where the language expressly provides otherwise, “includes” and its derivatives shall be deemed to be followed by the words “without limitation”;

(x)	“indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(xi)	the “original form” of a “Debt Document” or any other agreement or instrument is a reference to that Debt Document, agreement or instrument as originally entered into;

(xii)	a “person” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality);

(xiii)	“proceeds” of a Distressed Disposal or of a Debt Disposal includes proceeds in cash and in Non-Cash Consideration;

(xiv)	a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation; and

(xv)	a provision of law is a reference to that provision as amended or re-enacted from time to time.

(b)	Section, Clause and Schedule headings are for ease of reference only.

(c)	A Default (other than an Event of Default) is “continuing” and an Event of Default is “continuing” in accordance with the provisions of the Senior Finance Document or the Stream Agreement (as applicable) under which it arises.

1.3	Third Party Rights

(a)	Unless expressly provided to the contrary in this Agreement, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the “Third Parties Act”) to enforce or to enjoy the benefit of any term of this Agreement.

(b)	Notwithstanding any term of this Agreement, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

(c)	Any Receiver, Delegate or any other person described in paragraph (b) of Clause 23.10 (Exclusion of Liability) may, subject to this Clause 1.3 and the Third Parties Act, rely on any Clause of this Agreement which expressly confers rights on it.

Section 2
Ranking and Primary Creditors

2.	Ranking and Priority

2.1	Primary Creditor Liabilities

Notwithstanding Clause 3.2 (Ranking and Priority of Transaction Security) and the structural arrangements in place with respect to Transaction Security, but without prejudice to Clause 18 (Pre-Enforcement Proceeds), each of the Parties agrees that the Liabilities owed by the Debtors to the Primary Creditors shall rank in right and priority of payment in the following order and are postponed and subordinated to any prior ranking Liabilities as follows:

(a)	first, the Senior Liabilities pari passu and without any preference between them; and

(b)	second, the Stream Liabilities (other than any Additional Stream Liabilities) pari passu and without any preference between them; and

(c)	third, any Additional Stream Liabilities.

2.2	Intra-Group, Shareholder and Management Company Liabilities

(a)	Each of the Parties agrees that the Intra-Group Liabilities, the Shareholder Liabilities and (subject to Clause 9.2 (Permitted Payments: Management Company Liabilities)) the Management Company Liabilities are postponed and subordinated to the Liabilities owed by the Debtors to the Primary Creditors.

(b)	This Agreement does not purport to rank any of the Intra-Group Liabilities or the Shareholder Liabilities as between themselves.

2.3	Additional Liabilities

The Creditors acknowledge that the Debtors (or any of them) may wish to incur additional or modified Borrowing Liabilities, Guarantee Liabilities and/or Stream Liabilities from time to time pursuant to Clauses 21 (New Senior Facilities Liabilities or Refinancing Senior Facilities Liabilities) and 22 (New Stream Liabilities).

3.	Transaction Security

3.1	Transaction Security

Subject to Clauses 3.5 (Future Additional Shared Collateral), 3.6 (Future Non-Shared Collateral and Non-Shared Guarantee) and Clause 4.4 (Security: Issuing Banks), each of the Parties agrees that the Transaction Security shall be given to the Security SPV (or, as applicable, the Bank Indemnifier) only and that no Secured Party other than the Security SPV (or, as applicable, the Bank Indemnifier) shall take, accept or receive the benefit of any Security from any Debtor or other member of the Group in respect of any Liabilities without the prior written consent of the Majority Senior Creditors and the Majority Stream Purchaser(s) in respect of each Stream Agreement.

3.2	Ranking and Priority of Transaction Security

Each of the Parties agrees that the Transaction Security has been granted in respect of the Security SPV Liabilities and that the Transaction Security shall rank and secure the Security SPV Liabilities in the following order:

(a)	first, Security SPV Liabilities arising in connection with Security SPV Counter-Indemnities corresponding to the Senior Liabilities pari passu and without any preference between them;

(b)	second, Security SPV Liabilities arising in connection with Security SPV Counter-Indemnities corresponding to the Stream Liabilities (other than, prior to the Stream Security Release Date in respect of each of the Initial Stream Agreements, any Additional Stream Liabilities) pari passu and without any preference between them; and

(c)	third, prior to the Stream Security Release Date in respect of each of the Initial Stream Agreements, Security SPV Liabilities arising in connection with Security SPV Counter-Indemnities corresponding to any Additional Stream Liabilities.

3.3	Security SPV Guarantees

No Secured Party shall take any Enforcement Action in respect of a Security SPV Guarantee other than as permitted under this Agreement.

3.4	Security SPV Counter-Indemnities

The Security SPV shall not take any Enforcement Action in respect of a Security SPV Counter-Indemnity unless it is taking steps to enforce the Transaction Security in accordance with Clause 13 (Enforcement of Transaction Security).

3.5	Future Additional Shared Collateral

It is acknowledged that, pursuant to the Senior Finance Documents, the Senior Creditors may be entitled to receive Security over assets and shares to which the Stream Purchasers had not previously been entitled under the Stream Documents. To the extent that such assets and shares being secured constitute Additional Shared Collateral, the relevant Transaction Security shall be granted in favour of the Security SPV, provided that, in the case of any jurisdiction in which effective Security cannot be granted in favour of the Security SPV, such Security may instead by granted:

(a)	to all Secured Parties in respect of their Liabilities;

(b)	to the Security SPV under a parallel debt structure, joint and several creditor structure, agency structure, back-to-back indemnity structure or otherwise for the benefit of the other Secured Parties; or

(c)	to a Bank Indemnifier (where applicable) under a back-to-back indemnity structure or otherwise for the benefit of the other Secured Parties,

provided that all amounts received or recovered by any Secured Party with respect to such Security are immediately paid to the Security SPV and held and applied in accordance with Clause 19 (Application of Proceeds).

3.6	Future Non-Shared Collateral and Non-Shared Guarantee

Notwithstanding any other term of this Agreement, it is hereby acknowledged that, save in respect of Additional Shared Collateral:

(a)	certain Senior Creditors (whether individually or as a class) may, from time to time, benefit from Security granted over assets which are not otherwise the subject of the Security Documents (such Security, "Non-Shared Collateral) or a guarantee, insurance or other assurance against loss in respect of any of the Liabilities (such guarantee, insurance or other assurance, "Non-Shared Guarantee");

(b)	any Non-Shared Collateral or Non-Shared Guarantee may be enforced, and the proceeds of such enforcement may be retained, independently of the other terms of this Agreement; and

(c)	any other Non-Shared Collateral or Non-Shared Guarantee shall be enforced in accordance with the other terms of this Agreement but the proceeds of such enforcement may be retained independently of the other terms of this Agreement.

3.7	Release of Transaction Security

Provided that such release is expressly permitted pursuant to the terms of the Stream Documents and the Senior Finance Documents:

(a)	the Company may request from time to time that certain assets and shares subject to the Transaction Security (such assets, the “Relevant Assets”) are released from its scope; and

(b)	the Security SPV and/or Bank Indemnifier shall promptly take such steps as are required to release the Relevant Assets from the scope of the Transaction Security (at the cost of the Company).

3.8	Stream Security Release Date

Each Stream Purchaser under a Stream Agreement shall promptly notify the Intercreditor Agent once the Stream Security Release Date under that Stream Agreement has occurred.

3.9	Specific Transaction Security Issues

(a)	As at the date of this Agreement, it is recorded that the Senior Lenders have appointed and designated Nedbank as the initial Bank Indemnifier, and Nedbank has agreed to such an appointment and designation. To the extent that Nedbank, for whatever reason, ceases to be a Senior Lender at any time for purposes of the Senior Finance Documents, Nedbank shall, subject to Clause 3.9(b), be entitled to retire as Bank Indemnifier and, in such an instance, the remaining Secured Parties shall generally and promptly do everything that may be required in order to:

(i)	appoint a South African bank or financial institution to act as Bank Indemnifier for the purposes of the Bank Indemnity Agreement and/or the Mining Rights Mortgage Bond; or

(ii)	apply for and obtain all required authorisations to permit any other person to hold the Transaction Security in respect of the Mining Rights Mortgage Bond.

(b)	Notwithstanding anything to the contrary in this Agreement, Nedbank shall be entitled to retire as Bank Indemnifier if a successor Bank Indemnifier has not been appointed in terms of Clause 3.9(a)(i) or 3.9(a)(ii) above within 90 days from the later of Nedbank ceasing to be a Senior Lender for purposes of the Senior Finance Documents and the date on which Nedbank gives notice to the Debtors and the Stream Purchasers of its intention to retire as Bank Indemnifier.

(c)	Each Security Provider hereby irrevocably waives any rights of recourse which it may have from time to time against any Debtor as a result of any enforcement of any Transaction Security given by that Security Provider.

3.10	Shared Security

To the extent any creditor of a Debtor (other than any Primary Creditor) wishes to share or participate in the Transaction Security, such creditor shall not be entitled to share or participate in such Security without having:

(a)	first obtained the consent of the Majority Senior Creditors, to the extent (i) not expressly permitted or (ii) expressly prohibited, under the Senior Finance Documents;

(b)	first obtained the consent of the Majority Stream Purchaser(s) in respect of each Initial Stream Agreement, to the extent (i) not expressly permitted, or (ii) expressly prohibited, under the Stream Agreements; and

(c)	acceded to this Agreement on terms (including any amendments to this Agreement) satisfactory to each of the abovementioned parties.

4.	Senior Facilities Creditors and Senior Facilities Liabilities

4.1	Payment of Senior Facilities Liabilities

The Debtors may make Payments of the Senior Facilities Liabilities at any time in accordance with the Senior Finance Documents.

4.2	Amendments and Waivers: Senior Facilities Creditors

(a)	Subject to Clause 4.2(b), the Senior Facilities Creditors may amend or waive the terms of the Senior Finance Documents in accordance with their terms (and subject to any consent required under them) at any time.

(b)	The Senior Facilities Creditors may not amend or waive the terms of the Senior Finance Documents if the amendment or waiver results in, or will result in, the Senior Principal exceeding the then applicable Senior Headroom at that time, provided that to the extent those amendments or waivers constitute a refinancing or replacement of any Senior Facilities Liabilities, the Senior Facilities Creditors comply with Clause 21.3 (Refinancing of Senior Facilities Liabilities) and Clause 21.4 (Conditions) (to the extent applicable).

4.3	Restriction on Enforcement: Senior Creditors

(a)	Subject to Clause 4.3(b) and the other provisions of this Agreement, the Senior Creditors shall be entitled to take such Enforcement Action as may be available to them in accordance with the terms of the Senior Finance Documents.

(b)	No Senior Creditor nor the Security SPV shall, without the prior consent of:

(i)	prior to the Stream Security Release Date having occurred in respect of all Initial Stream Agreements, the Majority Stream Purchaser(s) in respect of each Initial Stream Agreement; or

(ii)	on and after the Stream Security Release Date has occurred in respect of all Initial Stream Agreements, the Majority Stream Purchaser(s) in respect of each Additional Stream Agreement,

be entitled to take any Enforcement Action falling within paragraph (c) of the definition of Enforcement Action which results in the sale of any of the Core Assets or any of the Shares at any time before the earlier of (i) the Stream Security Release Date having occurred under all of the Stream Agreements, and (ii) the date on which all Stream Agreements have been terminated in full, unless the Majority Senior Creditors have consulted with the Stream Purchasers on the basis set out in Clause 4.3(c) (First Notice) to (and including) Clause 4.3(g) (Obligation to Co-operate) below.

(c)	First Notice

Where the Majority Senior Creditors are required to consult with the Stream Purchasers pursuant to Clause 4.3(b) above, the requirements set out in this Clause 4.3(c) (First Notice) to (and including) Clause 4.3(g) (Obligation to Co-operate) shall apply:

(i)	the Majority Senior Creditors desiring to take such Enforcement Action shall first inform the Stream Purchasers of such intention and the reasons therefor (the "First Notice");

(ii)	within seven calendar days of the dispatch of the First Notice, the Stream Purchasers to whom such First Notice has been given may confirm that they wish to engage in consultation with the Majority Senior Creditors giving the First Notice (the "Consultation Notice"); and

(iii)	if no Consultation Notice is received within seven calendar days of the dispatch of the First Notice (the "Request Period"), the Majority Senior Creditors giving the First Notice may take the Enforcement Action contemplated in the First Notice.

(d)	Consultation Notice

If, pursuant to Clause 4.3(c) (First Notice), a Consultation Notice is received within the Request Period, then:

(i)	the Majority Senior Creditors desiring to take the relevant Enforcement Action, shall request a meeting or conference call with the Stream Purchasers which gave the Consultation Notice, with that meeting or conference call to be held within 14 calendar days after the Consultation Notice is received;

(ii)	the Majority Senior Creditors and the relevant Stream Purchasers (the "Consulting Parties") shall, at the meeting or conference call and for a period of ten (10) Business Days thereafter, strive to develop a plan for any enforcement of the Transaction Security (including, among other things, bidder selection, documentation to be shared with bidders and bid valuation methodology) that is acceptable to all those present;

(iii)	if the Consulting Parties fail to agree on a plan for taking the relevant Enforcement Action by the end of such ten (10) Business Day period, they shall negotiate in good faith for a further period of 30 calendar days, and if the Consulting Parties fail to reach agreement at the end of that further period, the relevant Majority Senior Creditors shall be entitled to take the relevant Enforcement Action as originally proposed; and

(iv)	in any event and notwithstanding the outcome of the aforementioned consultation, the Senior Creditors shall additionally consult with:

(A)	prior to the Stream Security Release Date having occurred in respect of all Initial Stream Agreements, the Stream Purchaser(s) in respect of each Initial Stream Agreement; or

(B)	on and after the Stream Security Release Date has occurred in respect of all Initial Stream Agreements, the Stream Purchaser(s) in respect of each Additional Stream Agreement,

in respect of each key stage of the Enforcement Action process, including evaluation of bids.

Any Enforcement Action which relates to the enforcement of Transaction Security which is commenced pursuant to and in accordance with the terms of this Agreement shall, for the avoidance of doubt, be an enforcement of such Transaction Security on behalf of all of the Senior Creditors and for that purpose each Senior Creditor may declare all amounts owing to it under the Debt Documents to be immediately due and payable in accordance with the terms of the relevant Debt Documents.

(e)	No Modification of Rights

Nothing contained in this Clause 4.3 shall:

(i)	modify any of the rights of any of the Primary Creditors against the Debtors under any Debt Document; or

(ii)	prevent any of the Senior Creditors from taking any action, or instructing the Security SPV to take such action, to:

(A)	perfect, protect or conserve the Security interests created (or intended to be created) by the Security Documents; or

(B)	preserve or protect any of the rights of the Security SPV or any of the Primary Creditors under the Security Document,

provided that the Senior Creditors taking such action notify the other Primary Creditors of their decision to take such action as soon as reasonably practicable after taking such action.

(f)	Notice to other Primary Creditors

If a Senior Creditor takes any action, or requires any action to be taken, in accordance with Clause 4.3(c)(iii) (First Notice) or Clause 4.3(d)(iii) (Consultation Notice), such Senior Creditor shall send, or procure to be sent, notice or details of such action to the Stream Purchasers immediately after such action is taken.

(g)	Obligation to Co-operate

Without limiting Clause 15 (Distressed Disposals and Appropriation), provided that the requirements of this Clause 4.3 have been complied with, the Stream Purchasers agree that if the Senior Creditors (or any group on their behalf, including the Majority Senior Creditors) or the Security SPV (in each case, the "Enforcing Creditor(s)") notify the Stream Purchasers of any Enforcement Action of the type referred in Clause 4.3(b) being taken, the Stream Purchasers will co-operate fully with the Enforcing Creditor(s) in such manner as shall reasonably be required for them to commence and complete that Enforcement Action.

4.4	Security: Issuing Banks

No Issuing Bank will take, accept or receive from any member of the Group the benefit of any Security, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities owed to it other than:

(a)	the Transaction Security;

(b)	each guarantee, indemnity or other assurance against loss contained in:

(i)	the original form of the Senior CTA;

(ii)	this Agreement; or

(iii)	any Common Assurance; or

(c)	any SFA Cash Cover permitted under a Senior Facilities Agreement relating to any Letter of Credit issued by the Issuing Bank.

4.5	Restriction on Enforcement: Issuing Banks

Subject to Clause 4.6 (Permitted Enforcement: Issuing Banks), so long as any of the Senior Liabilities (other than any Liabilities owed to Issuing Banks) are or may be outstanding, none of the Issuing Banks shall be entitled to take any Enforcement Action in respect of any of the Liabilities owed to it.

4.6	Permitted Enforcement: Issuing Banks

(a)	Each Issuing Bank may, in respect of Senior Liabilities owing to that Issuing Bank, take Enforcement Action which would be available to it but for Clause 4.5 (Restriction on Enforcement: Issuing Banks) if:

(i)	at the same time as, or prior to, that action, Enforcement Action has been taken in respect of the Senior Facility Liabilities (excluding the Liabilities owing to the Issuing Banks), in which case the Issuing Banks may take the same Enforcement Action as has been taken in respect of those Senior Facility Liabilities;

(ii)	at the same time as or prior to, that action, the consent of the Majority Senior Creditors to that Enforcement Action is obtained;

(iii)	that Enforcement Action is taken in respect of SFA Cash Cover which has been provided in accordance with a Senior Facilities Agreement; or

(iv)	an Insolvency Event has occurred in relation to any Debtor, in which case after the occurrence of that Insolvency Event, each Issuing Bank shall be entitled (if it has not already done so) to exercise any right it may otherwise have in respect of that Debtor to:

(A)	accelerate any of that Debtor's Senior Facility Liabilities owing to that Issuing Bank or declare them prematurely due and payable on demand;

(B)	make a demand under any guarantee, indemnity or other assurance against loss given by that Debtor in respect of any Senior Facility Liabilities owing to that Issuing Bank;

(C)	exercise any right of set-off or take or receive any Payment in respect of any Senior Facility Liabilities of that Debtor owing to that Issuing Bank; or

(D)	claim and prove in any insolvency process of that Debtor for the Senior Facility Liabilities owing to that Issuing Bank.

5.	Senior Hedge Counterparties and Senior Hedging Liabilities

5.1	Identity of Senior Hedge Counterparties

No entity providing hedging arrangements to any Debtor shall be entitled to share in any of the Transaction Security or in the benefit of any guarantee or indemnity in respect of any of the liabilities and obligations arising in relation to those hedging arrangements nor shall those liabilities and obligations be treated as Senior Hedging Liabilities unless that entity is or becomes a Party as a Senior Hedge Counterparty.

5.2	Restriction on Payment: Senior Hedging Liabilities

The Debtors shall not make any Payment of the Senior Hedging Liabilities at any time unless:

(a)	that Payment is permitted under Clause 5.3 (Permitted Payments: Senior Hedging Liabilities); or

(b)	the taking or receipt of that Payment is permitted under paragraph (c) of Clause 5.8 (Permitted Enforcement: Senior Hedge Counterparties).

5.3	Permitted Payments: Senior Hedging Liabilities

(a)	Subject to paragraph (b) below, the Debtors may make Payments to any Senior Hedge Counterparty in respect of the Senior Hedging Liabilities then due to that Senior Hedge Counterparty under any Senior Hedging Agreement in accordance with the terms of that Senior Hedging Agreement:

(i)	if the Payment is a scheduled Payment arising under the relevant Senior Hedging Agreement;

(ii)	to the extent that the relevant Debtor’s obligation to make the Payment arises as a result of the operation of:

(A)	any of sections 2(d) (Deduction or Withholding for Tax), 2(e) (Default Interest; Other Amounts), 8(a) (Payment in the Contractual Currency), 8(b) (Judgments) and 11 (Expenses) of the 1992 ISDA Master Agreement (if the Senior Hedging Agreement is based on a 1992 ISDA Master Agreement);

(B)	any of sections 2(d) (Deduction or Withholding for Tax), 8(a) (Payment in the Contractual Currency), 8(b) (Judgments), 9(h)(i) (Prior to Early Termination) and 11 (Expenses) of the 2002 ISDA Master Agreement (if the Senior Hedging Agreement is based on a 2002 ISDA Master Agreement); or

(C)	any provision of a Senior Hedging Agreement which is similar in meaning and effect to any provision listed in paragraphs (A) or (B) above (if the Senior Hedging Agreement is not based on an ISDA Master Agreement);

(iii)	to the extent that the relevant Debtor’s obligation to make the Payment arises from a Non-Credit Related Close-Out;

(iv)	to the extent that:

(A)	the relevant Debtor’s obligation to make the Payment arises from a Credit Related Close-Out in relation to that Senior Hedging Agreement; and

(B)	no Senior Event of Default is continuing at the time of that Payment or would result from that Payment;

(v)	to the extent that no Senior Event of Default is continuing or would result from that Payment and the relevant Debtor’s obligation to make the Payment arises as a result of a close-out or termination arising as a result of:

(A)	section 5(a)(vii) (Bankruptcy) of the 1992 ISDA Master Agreement (if the relevant Senior Hedging Agreement is based on a 1992 ISDA Master Agreement) and the Event of Default (as defined in the relevant Senior Hedging Agreement) has occurred with respect to the relevant Senior Hedge Counterparty;

(B)	section 5(a)(vii) (Bankruptcy) of the 2002 ISDA Master Agreement (if the relevant Senior Hedging Agreement is based on a 2002 ISDA Master Agreement) and the Event of Default (as defined in the relevant Senior Hedging Agreement) has occurred with respect to the relevant Senior Hedge Counterparty;

(C)	any provision of a Senior Hedging Agreement which is similar in meaning and effect to any provision listed in paragraphs (A) or (B) above (if the Senior Hedging Agreement is not based on an ISDA Master Agreement) and the equivalent event of default has occurred with respect to the relevant Senior Hedge Counterparty; or

(D)	the relevant Debtor terminating or closing-out the relevant Senior Hedging Agreement as a result of a Hedging Force Majeure and the Termination Event (as defined in the relevant Senior Hedging Agreement in the case of a Senior Hedging Agreement based on an ISDA Master Agreement) or the equivalent termination event (in the case of a Senior Hedging Agreement not based on an ISDA Master Agreement) has occurred with respect to the relevant Senior Hedge Counterparty; or

(vi)	if the Majority Senior Creditors (and, following an Acceleration Event, the Majority Stream Purchaser(s) in respect of each Initial Stream Agreement) give prior consent to the Payment being made.

(b)	No Payment may be made to a Senior Hedge Counterparty under paragraph (a) above if any scheduled Payment due from that Senior Hedge Counterparty to a Debtor under a Senior Hedging Agreement to which they are both party is due and unpaid unless the prior consent of the Majority Senior Creditors (and, following an Acceleration Event, the Majority Stream Purchaser(s) in respect of each Initial Stream Agreement) is obtained.

(c)	Failure by a Debtor to make a Payment to a Senior Hedge Counterparty which results solely from the operation of paragraph (b) above shall, without prejudice to Clause 5.4 (Payment Obligations Continue), not result in a default (however described) in respect of that Debtor under that Senior Hedging Agreement.

5.4	Payment Obligations Continue

No Debtor shall be released from the liability to make any Payment (including of default interest, which shall continue to accrue) under any Debt Document by the operation of Clauses 5.2 (Restriction on Payment: Senior Hedging Liabilities) and 5.3 (Permitted Payments: Senior Hedging Liabilities) even if its obligation to make that Payment is restricted at any time by the terms of any of those Clauses.

5.5	No Acquisition of Senior Hedging Liabilities

The Debtors shall not, and shall procure that no other member of the Group will:

(a)	enter into any Liabilities Acquisition; or

(b)	beneficially own all or any part of the share capital of a company that is party to a Liabilities Acquisition,

in respect of any of the Senior Hedging Liabilities unless the prior consent of the Majority Senior Creditors and the Majority Stream Purchaser(s) in respect of each Initial Stream Agreement is obtained.

5.6	Amendments and Waivers: Senior Hedging Agreements

(a)	Subject to paragraph (b) below, the Senior Hedge Counterparties may not, at any time, amend or waive any term of the Senior Hedging Agreements.

(b)	A Senior Hedge Counterparty may amend or waive any term of a Senior Hedging Agreement in accordance with the terms of that Senior Hedging Agreement if:

(i)	that amendment or waiver does not breach another term of this Agreement; and

(ii)	that amendment or waiver would not result in a breach of the relevant Hedging Policy or of the Senior Facility Agreements.

5.7	Restriction on Enforcement: Senior Hedge Counterparties

Subject to Clause 5.8 (Permitted Enforcement: Senior Hedge Counterparties) and Clause 5.9 (Required Enforcement: Senior Hedge Counterparties) and without prejudice to each Senior Hedge Counterparty’s rights under Clauses 13.3 (Enforcement Instructions) and 13.4 (Manner of Enforcement), the Senior Hedge Counterparties shall not take any Enforcement Action in respect of any of the Senior Hedging Liabilities or any of the hedging transactions under any of the Senior Hedging Agreements at any time.

5.8	Permitted Enforcement: Senior Hedge Counterparties

(a)	To the extent it is able to do so under the relevant Senior Hedging Agreement, a Senior Hedge Counterparty may terminate or close-out in whole or in part any hedging transaction under that Senior Hedging Agreement prior to its stated maturity:

Non-Credit Related Close-Outs

(i)	if, prior to a Senior Acceleration Event (or following a Reversion Event in respect of that Senior Acceleration Event), that termination or close-out would not result in a breach of the relevant Hedging Policy or any of the relevant Senior Facility Agreements; or

(ii)	if a Hedging Force Majeure has occurred in respect of that Senior Hedging Agreement;

Credit Related Close-Outs

(iii)	if a Senior Acceleration Event has occurred where no Reversion Event in respect of that Senior Acceleration Event has occurred;

(iv)	if any insolvency-related Event of Default has occurred under the Senior CTA in relation to a Debtor which is party to that Senior Hedging Agreement;

(v)	if the Majority Senior Creditors and, following an Acceleration Event, the Majority Stream Purchaser(s) in respect of each Initial Stream Agreement give prior consent to that termination or close-out being made; or

(vi)	on or immediately following a repayment or cancellation in full of all Senior Facility Liabilities.

(b)	If a Debtor has defaulted on any Payment due under a Senior Hedging Agreement (after allowing any applicable notice or grace periods) and the default has continued unwaived for more than ten (10) Business Days after notice of that default has been given to the Intercreditor Agent pursuant to paragraph (g) of Clause 27.3 (Notification of Prescribed Events), the relevant Senior Hedge Counterparty:

(i)	may, to the extent it is able to do so under the relevant Senior Hedging Agreement, terminate or close-out in whole or in part any transaction under that Senior Hedging Agreement; and

(ii)	until such time as the Intercreditor Agent or Security SPV (as the case may be) has given notice to that Senior Hedge Counterparty that the Transaction Security is being enforced (or that any formal steps are being taken to enforce the Transaction Security), shall be entitled to exercise any right it might otherwise have to sue for, commence or join legal or arbitration proceedings against any Debtor to recover any Senior Hedging Liabilities due under that Senior Hedging Agreement.

(c)	After the occurrence of an Insolvency Event in relation to any Debtor, each Senior Hedge Counterparty shall be entitled to exercise any right it may otherwise have in respect of that Debtor to:

(i)	close-out or terminate the Senior Hedging Agreement with that Debtor;

(ii)	make a demand under any guarantee, indemnity or other assurance against loss given by that Debtor in respect of any Senior Hedging Liabilities;

(iii)	exercise any right of set-off; or

(iv)	claim and prove in any insolvency process of that Debtor for the Senior Hedging Liabilities owing to it.

5.9	Required Enforcement: Senior Hedge Counterparties

(a)	Subject to paragraph (b) below, a Senior Hedge Counterparty shall promptly terminate or close-out in full any hedging transaction under all or any of the Senior Hedging Agreements to which it is party prior to their stated maturity, following:

(i)	the occurrence of a Senior Acceleration Event and delivery to it of a notice from the Intercreditor Agent that that Senior Acceleration Event has occurred; and

(ii)	delivery to it of a subsequent notice from the Intercreditor Agent:

(A)	acting on the instructions of the Majority Senior Creditors ; or

(B)	to the extent Stream Purchasers are permitted to take Enforcement Action further to Clause 6.6 (Permitted Enforcement: Stream Purchasers) (but without prejudice to the rights of the Majority Senior Creditors to give such instructions), acting on the instructions of the Stream Instructing Group, instructing it to do so.

(b)	Paragraph (a) above shall not apply to the extent that that Senior Acceleration Event occurred as a result of an arrangement made between any Debtor and any Primary Creditor with the purpose of bringing about that Senior Acceleration Event.

(c)	If a Senior Hedge Counterparty is entitled to terminate or close-out any hedging transaction under paragraph (b) of Clause 5.8 (Permitted Enforcement: Hedge Counterparties) (or would have been able to if that Senior Hedge Counterparty had given the notice referred to in that paragraph) but has not terminated or closed out each such hedging transaction, that Senior Hedge Counterparty shall promptly terminate or close-out in full each such hedging transaction following a request to do so by the Intercreditor Agent (acting on the instructions of the Majority Senior Creditors) or, following the Completion Date and to the extent Stream Purchasers are permitted to take Enforcement Action further to Clause 6.6 (Permitted Enforcement: Stream Purchasers) but without prejudice to the rights of the Instructing Group to give such instructions, the Stream Instructing Group).

5.10	Treatment of Payments due to Debtors on Termination of Hedging Transactions

(a)	If, on termination of any hedging transaction under any Senior Hedging Agreement occurring after a Distress Event, a settlement amount or other amount (following the application of any Close-Out Netting, Payment Netting or Inter-Senior Hedging Agreement Netting in respect of that Senior Hedging Agreement) falls due from a Senior Hedge Counterparty to the relevant Debtor then that amount shall be paid by that Senior Hedge Counterparty to the Security SPV, treated as the proceeds of enforcement of the Transaction Security and applied in accordance with the terms of this Agreement.

(b)	The payment of that amount by the Senior Hedge Counterparty to the Security SPV in accordance with paragraph (a) above shall discharge the Senior Hedge Counterparty’s obligation to pay that amount to that Debtor.

5.11	Terms of Senior Hedging Agreements

The Senior Hedge Counterparties (to the extent party to the Senior Hedging Agreement in question) and the Debtors party to the Senior Hedging Agreements shall ensure that, at all times:

(a)	each Senior Hedging Agreement documents only hedging arrangements entered into for the purpose of hedging the types of risks or exposures described in the relevant Hedging Policy;

(b)	each Senior Hedging Agreement is based either:

(i)	on an ISDA Master Agreement; or

(ii)	on another framework agreement which is similar in effect to an ISDA Master Agreement;

(c)	in the event of a termination of the hedging transaction entered into under a Senior Hedging Agreement, whether as a result of:

(i)	a Termination Event or an Event of Default, each as defined in the relevant Senior Hedging Agreement (in the case of a Senior Hedging Agreement which is based on an ISDA Master Agreement); or

(ii)	an event similar in meaning and effect to either of those described in paragraph (i) above (in the case of a Senior Hedging Agreement which is not based on an ISDA Master Agreement),

that Senior Hedging Agreement will:

(A)	if it is based on a 1992 ISDA Master Agreement, provide for payments under the “Second Method” and will make no material amendment to section 6(e) (Payments on Early Termination) of the ISDA Master Agreement;

(B)	if it is based on a 2002 ISDA Master Agreement, make no material amendment to section 6(e) (Payments on Early Termination) of the ISDA Master Agreement; or

(C)	if it is not based on an ISDA Master Agreement, provide for any other method the effect of which is that the party to which that event is referable will be entitled to receive payment under the relevant termination provisions if the net replacement value of all terminated transactions entered into under that Senior Hedging Agreement is in its favour;

(d)	each Senior Hedging Agreement will not provide for Automatic Early Termination;

(e)	each Senior Hedging Agreement will provide that the relevant Senior Hedge Counterparty will be entitled to designate an Early Termination Date or otherwise be able to terminate each transaction under such Senior Hedging Agreement if so required pursuant to Clause 5.9 (Required Enforcement: Senior Hedge Counterparties); and

(f)	each Senior Hedging Agreement will permit the relevant Senior Hedge Counterparty and each relevant Debtor to take such action as may be necessary to comply with Clause 5.12 (Hedging Policy).

5.12	Hedging Policy

Each member of the Group shall, at all times, comply with the relevant Hedging Policy from time to time.

6.	Stream Purchasers and Stream Liabilities

6.1	Restriction on Payment: Stream Liabilities

The Debtors shall not make any Payments of the Stream Liabilities at any time unless:

(a)	that Payment is permitted under Clause 6.2 (Permitted Payments: Stream Liabilities); or

(b)	the taking or receipt of that Payment is permitted under Clause 6.5 (Restriction on Enforcement: Stream Purchasers) or Clause 6.6 (Permitted Enforcement: Stream Purchasers).

6.2	Permitted Payments: Stream Liabilities

(a)	Prior to the occurrence of any Senior Acceleration Event or following a Reversion Event in respect of any such Senior Acceleration Event, the Debtors shall make Payments to the Stream Purchasers in respect of the Stream Liabilities then due in accordance with Clause 18 (Pre-Enforcement Proceeds).

(b)	Following the occurrence of a Senior Acceleration Event until discharge in full of the Management Company Liabilities and Stream Liabilities, Management Company Liabilities and Stream Liabilities shall continue to accrue and be treated as accrued and outstanding in accordance with the terms of the relevant Stream Agreement (and late payment interest shall be treated as accruing thereon pursuant to clause 15.15 (Overdue Payments) of the Initial Stream Agreements or the equivalent clause under any Additional Stream Agreement) or Management Company Agreement, but shall not be considered to be due and payable until the earlier of:

(i)	a Reversion Event occurring in respect of that Senior Acceleration Event;

(ii)	the date on which the Majority Stream Purchaser(s) in respect of a Stream Agreement may take, or are deemed to have taken, Enforcement Action in respect of any of the Stream Liabilities in accordance with Clause 6.6 (Permitted Enforcement: Stream Purchasers); and

(iii)	the date on which any relevant proceeds are to be distributed further to Clause 19.1 (Order of Application).

6.3	Amendments and Waivers: Stream Purchasers

(a)	Subject to paragraph (b) below, the Stream Purchasers may amend or waive the terms of the Stream Agreements in accordance with their terms (and subject to any consent required under them) at any time.

(b)	Prior to the Senior Discharge Date, a Stream Purchaser may not:

(i)	amend any of the following provisions or definitions in each relevant Initial Stream Agreement:

(A)	in relation to the Platinum Stream Agreement, “Base Metal”, “Designated Metal Percentage”, “Fixed Platinum Price”, “Produced Base Metals”, “Produced Cobalt”, “Produced Copper” and “Produced Nickel”;

(B)	in relation to the Gold and Palladium Stream Agreement, “Designated Metal Percentage”, “Fixed Gold Price”, “Fixed Palladium Price”, “PGM (4E)”, “PGM (6E)”, “Produced Gold” and “Produced Palladium”; or

(C)	in relation to the Rhodium Stream Agreement, “Designated Metal Percentage”, “Fixed Platinum Price”, “PGM (4E)”, “PGM (6E)”, “Produced Stream Minerals”, “Produced Chromite”, “Produced Iridium”, “Produced Rhodium”, “Produced Ruthenium”, “Rhodium Designated Metal Percentage” and “Stream Minerals”,

or any equivalent or analogous provision in any Additional Stream Agreement;

(ii)	without limiting the foregoing, amend or waive any term of any Stream Agreement if the effect of the amendment or waiver is to impose greater or additional Stream Payment Liabilities (as a condition thereto or otherwise) or, in relation to the original form of a Stream Agreement to increase the amount of Relevant Credits, change the currency of payment, make more frequent the dates of delivery of any Relevant Credits or change the basis on which any Stream Payment Liabilities (including interest, fees or expenses) accrue, are calculated or are payable, other than an amendment or waiver:

(A)	which is contemplated by the original form of the relevant Stream Agreement;

(B)	the effect of which is solely to defer any scheduled delivery of Relevant Credits or payment of Stream Liabilities, as the case may be; or

(C)	which is:

(1)	a minor or administrative change or correction; or

(2)	a correction of a manifest error,

which, in the case of 6.3(b)(ii)(B) or 6.3(b)(ii)(C) above, is not prejudicial to the Senior Creditors;

(iii)	make an amendment to the terms of clause 10.1 (Project Entity Events of Default) of the original form of an Initial Stream Agreement (or any equivalent clause or provision of any Additional Stream Agreement), the effect of which would:

(A)	reduce any remedy periods or any financial thresholds applicable to any Stream Event of Default; or

(B)	otherwise be prejudicial or adverse to any Debtor,

without having obtained the prior written confirmation from the Intercreditor Agent that such amendment or waiver (as the case may be) would not result in a breach of the Senior CTA or any Senior Facilities Agreement or that any consent required under the Senior CTA or any Senior Facilities Agreement in respect of such amendment or waiver has been provided and is in full force and effect. The Intercreditor Agent shall confirm within five Business Days of written request from the relevant Stream Purchaser or the Management Company whether or not the proposed amendment or waiver would require such consent. If a consent is granted under, or in terms of the relevant Senior CTA or any Senior Facilities Agreement, the Intercreditor Agent shall provide confirmation of any such consent (including a copy of the relevant consent) within three Business Days of that consent being granted.

(c)	If any amendment or waiver referred to in Clause 6.3(a) is made to any Stream Agreement, the Stream Purchaser which is party to that Stream Agreement must ensure that a copy of the amendment or waiver document is provided to the Intercreditor Agent not less than 10 Business Days (or such shorter period agreed between the Majority Senior Creditors and the relevant Stream Purchaser) after that document is entered into and/or the relevant amendment made or waiver given.

6.4	Not Used

6.5	Restriction on Enforcement: Stream Purchasers

Subject to Clause 6.6 (Permitted Enforcement: Stream Purchasers), no Stream Purchaser shall be entitled to take any Enforcement Action in respect of any of the Stream Liabilities prior to the Senior Discharge Date. Nothing in this Agreement shall restrict any Stream Purchaser from taking Unrestricted Action.

6.6	Permitted Enforcement: Stream Purchasers

(a)	A Stream Purchaser (i) in respect of an Initial Stream Agreement or, (ii) after the Stream Security Release Date has occurred in respect of all Initial Stream Agreements, in respect of any Additional Stream Agreement, may exercise any rights which would be available to it but for Clause 6.5 (Restriction on Enforcement: Stream Purchasers) to terminate a Stream Agreement, provided that:

(i)

(A)	the Majority Stream Purchaser(s) in respect of the relevant Stream Agreement have given their consent to such action;

(B)	the relevant Stream Purchasers in respect of that Stream Agreement have given notice (a “Stream Termination Notice”) to the Intercreditor Agent and each Senior Agent specifying:

(1)	that a Stream Event of Default has occurred and is continuing under that Stream Agreement;

(2)	that the Stream Purchasers who are party to that Stream Agreement intend to terminate that Stream Agreement; and

(3)	an estimate of the amount payable in connection with the termination of that Stream Agreement in accordance with the terms thereof; and

(C)	notwithstanding any provision of any Stream Agreement, the termination shall take effect immediately on the date on which that Stream Termination Notice becomes effective in accordance with Clause 28.4 (Delivery) (the “Termination Date”) and any Stream Obligations resulting from such termination shall be calculated in accordance with the relevant Stream Agreement and shall continue to accrue from the Termination Date. Such Stream Obligations shall be treated as accrued and outstanding (and late payment interest shall be treated as accruing thereon pursuant to clause 15.15 (Overdue Payments) of the applicable Stream Agreement from the Termination Date) but from the Termination Date until the Senior Discharge Date no amount forming part of such Stream Obligations shall be considered to be due and payable (other than for the purposes of determining if a Project Entity Event of Default under clause 10.1(A)(2) of an Initial Stream Agreement (or an equivalent clause under an Additional Stream Agreement) has occurred) until the earlier to occur of:

(1)	in relation to any Stream Event of Default which has occurred under that Stream Agreement, the expiry of the Standstill Period, such Standstill Period commencing on the earlier of:

(I)	the Termination Date as a result of that Stream Event of Default; or

(II)	the date on which a Stream Default Notice in respect of that Stream Event of Default became effective in accordance with Clause 28.4 (Delivery);

(2)	each Stream Purchaser under that Stream Agreement or the Security SPV (for and on behalf of each such Stream Purchaser) being deemed to have exercised any right such Stream Purchaser may otherwise have to terminate that Stream Agreement and accelerate all of the Stream Obligations pursuant to Clause 6.6(c) (Permitted Enforcement: Stream Providers); and

(3)	the Senior Discharge Date; or

(ii)	the Majority Senior Creditors have given their prior written consent.

(b)	Without prejudice to the rights of the Instructing Group to give instructions as to the manner of enforcement of the Transaction Security at any time, the Majority Stream Purchaser(s) (i) in respect of an Initial Stream Agreement, or (ii) after the Stream Security Release Date has occurred in respect of all Initial Stream Agreements, in respect of any Additional Stream Agreement, may take any Enforcement Action in respect of any of the Stream Liabilities under a Stream Agreement only if:

(i)	a Stream Event of Default has occurred under that Stream Agreement and the relevant Stream Purchasers have delivered:

(A)	a Stream Default Notice to the Intercreditor Agent and each Senior Agent in respect of that Stream Event of Default; or

(B)	a Termination Notice to the Intercreditor Agent and each Senior Agent in respect of that Stream Event of Default; and

(ii)	at that time:

(A)	the Standstill Period has expired, where that Standstill Period commenced on the earlier of the date on which the Stream Default Notice or Termination Notice contemplated in Clause 6.6(b)(i) above became effective in accordance with Clause 28.4 (Delivery);

(B)	in respect only of a Stream Event of Default for which no Termination Notice has been issued, the Stream Event of Default which was the subject of any Stream Default Notice contemplated above, is continuing; and

(C)	the Majority Senior Creditors are not consulting with the Stream Purchasers in accordance with Clause 4.3(c) (First Notice) to (and including) Clause 4.3(d)(iii) (Consultation Notice),

or otherwise if the Majority Senior Creditors have given their prior written consent.

(c)	Not used

(d)	After the occurrence of a Non-BR/Non-Compromise Insolvency Event in relation to the Company which has not been stayed or discharged within 14 days:

(i)	each Stream Purchaser and the Security SPV (for and on behalf of each Stream Purchaser) shall be deemed to have exercised any right the Stream Purchasers may otherwise have to terminate the Stream Agreements and demand payment of all of the Stream Liabilities (provided that each Stream Purchaser shall serve a notice on the Company, the Intercreditor Agent and each Senior Agent containing the same information as required to be included in a Stream Termination Notice) and such Stream Liabilities shall be deemed to be immediately due and payable; and

(ii)	each Stream Purchaser may (unless the Security SPV has taken, or has given notice that it intends to take, action on behalf of that Stream Purchaser in accordance with Clause 10.5 (Filing of Claims)):

(A)	make a demand under any guarantee, indemnity or other assurance against loss given by the Company or the Management Company in respect of any Stream Liabilities;

(B)	exercise any right of set-off or take or receive any Payment in respect of any Stream Liabilities of the Company or the Management Company;

(C)	claim and prove in any insolvency process of the Company or the Management Company for the Stream Liabilities owing to it; or

(D)	take any other Enforcement Action, without prejudice to the rights of the Instructing Group to give instructions as to the manner of the enforcement of the Transaction Security at any time.

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(e)	Business Rescue Voting

Upon the occurrence of the formal commencement of Business Rescue in respect of a Debtor, each of the Senior Creditors and Stream Purchasers shall individually be entitled to exercise their vote (and communicate with, and make proposals to, the Business Rescue Practitioner) by virtue of the Senior Facilities Liabilities or Stream Liabilities, as applicable, owed to them by that Debtor, provided that:

(i)	the Senior Creditors shall also be entitled to exercise the vote of the Intra-Group Lenders and the Shareholder Creditors (and communicate with, and make proposals to, the Business Rescue Practitioner as representatives of the Intra-Group Lenders and the Shareholder Creditors) or, if that is not possible, the Intra-Group Lenders and the Shareholder Creditors shall exercise their votes (and communicate with, and make proposals to, the Business Rescue Practitioner) in accordance with the instructions of the Majority Senior Creditors, provided that the Majority Senior Creditors shall not use the votes of the Intra-Group Lenders and the Shareholder Creditors, or instruct the Intra-Group Lenders and the Shareholder Creditors, to propose or vote in favour of a Stream Prejudicial Proposal;

(ii)	in the event that:

(A)	the Business Rescue Practitioner informs the Senior Creditors and the Stream Purchasers that the aggregate of any vote(s) cast by the Senior Creditors (by virtue of the Senior Liabilities owed to them by that Debtor), together with:

(1)	the votes of the Intra-Group Lenders and the Shareholder Creditors which the Senior Creditors are entitled to vote; or

(2)	the votes that the Senior Creditors are entitled to instruct the Intra-Group Lenders and the Shareholder Creditors to vote,

(and on the basis that the Management Company will abstain from voting in all such instances), will not permit or allow the Senior Creditors to block or vote down or against any proposal made in Business Rescue; and

(B)	the Majority Senior Creditors (or the Senior Agent on their behalf) have notified the Stream Purchasers in writing no later than 5 Business Days prior to an all creditors vote for a Business Rescue plan proposed by the Business Rescue Practitioner, that they will vote against such Business Rescue plan (the “BR Blocked Proposal”), then the Stream Purchasers will exercise their vote by virtue of the Stream Liabilities owed to them by that Debtor, to vote against that BR Blocked Proposal with the Senior Creditors;

(iii)	if the Business Rescue Practitioner determines that voting in such Business Rescue is to be exercised by the Security SPV:

(A)	on an Individual Claims Basis, then in that Business Rescue the Security SPV shall:

(1)	vote (and will communicate with, and make proposals to, the Business Rescue Practitioner) each of the Senior Liabilities, the Intra-Group Liabilities and the Shareholder Liabilities, in accordance with the instructions of the Majority Senior Creditors, provided that the Majority Senior Creditors shall not be entitled to exercise, or instruct the Security SPV to exercise, the votes of the Intra-Group Lenders and the Shareholder Creditors to propose or vote in favour of a Stream Prejudicial Proposal, and

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(2)	vote (and will communicate with, and make proposals to, the Business Rescue Practitioner) the Stream Liabilities in respect of each Stream Agreement in accordance with the instructions of the Majority Stream Purchaser(s) in respect of such Stream Agreement, provided that if the Majority Senior Creditors (or the Senior Agent on their behalf) have notified the Stream Purchasers in writing no later than 5 Business Days prior to an all creditors vote for a Business Rescue plan proposed by the Business Rescue Practitioner, that they will instruct the Security SPV to vote against such Business Rescue plan, then the Security SPV shall vote the Stream Liabilities in respect of each Stream Agreement against such Business Rescue plan in the same manner contemplated by the BR Blocked Proposal provisions above;

(B)	on a Single Claims Basis, then in that Business Rescue the Security SPV shall vote (and communicate with, and make proposals to, the Business Rescue Practitioner) in accordance with the instructions of the Majority Senior Creditors, provided that the Majority Senior Creditors shall not propose or vote in favour of, and shall not be entitled to instruct the Security SPV to propose or vote in favour of, a Stream Prejudicial Proposal.

For the avoidance of doubt, nothing in paragraph 6.6(e)(iii)(B) above shall preclude or restrict the Majority Senior Creditors from being entitled to vote against, and being entitled to instruct the Security SPV to vote against, any proposed Business Rescue plan on a Single Claims Basis.

(f)	Compromise voting

If the board of a Debtor or the liquidator of a Debtor (if that Debtor is being wound up) proposes a Compromise in respect of that Debtor, each of the Senior Creditors and Stream Purchasers shall individually be entitled to exercise their vote at any meeting convened by that Debtor for purposes of voting on a Compromise proposal, by virtue of the Senior Facilities Liabilities or Stream Liabilities, as applicable, owed to them by that Debtor, provided that:

(i)	the Senior Creditors shall also be entitled to exercise the vote of the Intra-Group Lenders and the Shareholder Creditors or, if that is not possible, the Intra-Group Lenders and the Shareholder Creditors shall exercise their votes in accordance with the instructions of the Majority Senior Creditors, provided that the Majority Senior Creditors shall not use the votes of the Intra-Group Lenders and the Shareholder Creditors, or instruct the Intra-Group Lenders and the Shareholder Creditors, to propose or vote in favour of a Stream Prejudicial Proposal;

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(ii)	in the event that:

(A)	that Debtor informs the Senior Creditors and the Stream Purchasers that the aggregate of any vote(s) cast by the Senior Creditors (by virtue of the Senior Liabilities owed to them by that Debtor), together with:

(1)	the votes of the Intra-Group Lenders and the Shareholder Creditors which the Senior Creditors are entitled to vote; or

(2)	the votes that the Senior Creditors are entitled to instruct the Intra-Group Lenders and the Shareholder Creditors to vote,

(and on the basis that the Management Company will abstain from voting in all such instances), will not permit or allow the Senior Creditors to block or vote down or against any Compromise proposal by that Debtor at such a meeting; and

(B)	the Majority Senior Creditors (or the Senior Agent on their behalf) have notified the Stream Purchasers in writing no later than 5 Business Days prior to an all creditors vote on that Compromise proposal, that they will vote against such proposal (the “Compromise Blocked Proposal”), then the Stream Purchasers will exercise their vote by virtue of the Stream Liabilities owed to them by that Debtor, to vote against that Compromise Blocked Proposal with the Senior Creditors; or

(iii)	to the extent that the votes in any meeting convened by that Debtor to consider a Compromise proposal are required, for whatever reason, to be exercised by the Security SPV:

(A)	on an Individual Claims Basis at such a meeting, the Security SPV shall:

(1)	vote each of the Senior Liabilities, the Intra-Group Liabilities and the Shareholder Liabilities, in accordance with the instructions of the Majority Senior Creditors, provided that the Majority Senior Creditors shall not be entitled to exercise, or instruct the Security SPV to exercise, the votes of the Intra-Group Lenders and the Shareholder Creditors to propose or vote in favour of a Stream Prejudicial Proposal, and

(2)	vote the Stream Liabilities in respect of each Stream Agreement in accordance with the instructions of the Majority Stream Purchaser(s) in respect of such Stream Agreement, provided that if the Majority Senior Creditors (or the Senior Agent on their behalf) have notified the Stream Purchasers in writing no later than 5 Business Days prior to an all creditors vote for such a Compromise proposal, that they will instruct the Security SPV to vote against such proposal, then the Security SPV shall vote the Stream Liabilities in respect of each Stream Agreement against such proposal in the same manner contemplated by the Compromise Blocked Proposal provisions above;

(B)	on a Single Claims Basis, then in that meeting the Security SPV shall vote (and communicate with, and make proposals) in accordance with the instructions of the Majority Senior Creditors, provided that the Majority Senior Creditors shall not propose or vote in favour of, and shall not be entitled to instruct the Security SPV to propose or vote in favour of, a Stream Prejudicial Proposal.

For the avoidance of doubt, nothing in paragraph 6.6(f)(iii)(B) above shall preclude or restrict the Majority Senior Creditors from being entitled to vote against, and being entitled to instruct the Security SPV to vote against, any proposed Compromise proposal on a Single Claims Basis.

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(g)	Subject to Clauses 6.6(a) to 6.6(f), each Stream Purchaser undertakes that it shall not, at any time prior to the Senior Discharge Date, petition, apply or vote for, or take any steps (including the appointment of a Business Rescue Practitioner) in relation to, the Business Rescue of any Debtor, provided that, in any Business Rescue in respect of a Debtor, no Stream Purchaser shall be restricted from:

(i)	voting in any such Business Rescue;

(ii)	making any proposals in such Business Rescue or communicating with the Business Rescue Practitioner;

(iii)	taking any Enforcement Action which is expressly permitted by the other provisions of this Clause 6.6; or

(iv)	confirming any factual matters (including the existence of the Transaction Security over the Shares and the Core Assets, the amount of the Stream Liabilities and whether they are currently due and payable to any trustee, liquidator, provisional liquidator, receiver, administrative receiver, administrator, sequestrator, custodian, judicial manager, court official, Business Rescue Practitioner or similar officer).

6.7	Option to Purchase: Stream Purchasers

(a)	Subject to paragraph (b) below, the Stream Purchasers (i) in respect of the Initial Stream Agreements or, (ii) after the Stream Security Release Date has occurred in respect of all Initial Stream Agreements, in respect of all Stream Agreements, acting together, may, in each case, after a Senior Event of Default occurs and while it is continuing and if the Senior Lenders have given their prior written consent, by giving not less than ten (10) days’ notice to the Intercreditor Agent, require the transfer to one of them or, in specified parts, to more than one of them (or to a nominee or nominees), in accordance with Clause 25.2 (Change of Senior Lender or Stream Purchaser), of all, but not part, of the rights and obligations in respect of the Senior Facilities Liabilities if:

(i)	that transfer is lawful and, subject to paragraph (ii) below, otherwise permitted by the terms of the relevant Senior Facilities Agreements;

(ii)	any conditions relating to such a transfer contained in the relevant Senior Facilities Agreements are complied with, other than any requirement to obtain the consent of, or consult with, any Debtor or other member of the Group relating to such transfer, which consent or consultation shall not be required;

(iii)	each Senior Agent, on behalf of the relevant Senior Lenders, is paid an amount equal to the aggregate of:

(A)	all of the Senior Facilities Liabilities at that time (whether or not due), including all amounts that would have been payable under that Senior Facilities Agreement if the Senior Facilities were being prepaid by the relevant Debtors on the date of that payment; and

(B)	all costs and expenses (including legal fees) incurred by such Senior Agent and/or the relevant Senior Lenders as a consequence of giving effect to that transfer;

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(iv)	as a result of that transfer the Senior Lenders have no further actual or contingent liability to any Debtor under the relevant Debt Documents;

(v)	an indemnity is provided from each relevant Stream Purchaser (or from another third party acceptable to all the Senior Lenders) in a form satisfactory to each Senior Lender in respect of all losses which may be sustained or incurred by any Senior Lender in consequence of any sum received or recovered by any Senior Lender from any person being required (or it being alleged that it is required) to be paid back by or clawed back from any Senior Lender for any reason; and

(vi)	the transfer is made without recourse to, or representation or warranty from, the Senior Lenders, except that each Senior Lender shall be deemed to have represented and warranted on the date of that transfer that it has the corporate power to effect that transfer and it has taken all necessary action to authorise the making by it of that transfer.

(b)	Subject to paragraph (b) of Clause 6.8 (Hedge Transfer: Stream Purchasers), the relevant Stream Purchasers, acting together, may only require a Senior Facilities Liabilities Transfer if, at the same time, they require a Hedge Transfer in accordance with Clause 6.8 (Hedge Transfer: Stream Purchasers) and if, for any reason, a Hedge Transfer cannot be made in accordance with Clause 6.8 (Hedge Transfer: Stream Purchasers), no Senior Facilities Liabilities Transfer may be required to be made.

(c)	Each relevant Senior Agent shall, at the request of any Stream Purchaser notify such Stream Purchaser of:

(i)	the sum of the amounts described in paragraphs (a)(iii)(A) and (B) above; and

(ii)	to the extent not included in paragraph (i) above, the amount of each Letter of Credit for which cash cover is to be provided by such Stream Purchasers.

6.8	Hedge Transfer: Stream Purchasers

(a)	Subject to paragraph (b) below, all Stream Purchasers (i) in respect of the Initial Stream Agreements or, (ii) after the Stream Security Release Date has occurred in respect of all Initial Stream Agreements, all Stream Agreements, acting together, may, by giving not less than ten (10) days’ notice to the Intercreditor Agent, require a Hedge Transfer:

(i)	if either:

(A)	all relevant Stream Purchasers, acting together, require, at the same time, a Senior Facilities Liabilities Transfer; or

(B)	all relevant Stream Purchasers, acting together, require that Hedge Transfer at any time on or after the Senior Facilities Discharge Date; and

(ii)	if:

(A)	that transfer is lawful and otherwise permitted by the terms of the Senior Hedging Agreements in which case no Debtor or, if relevant, other member of the Group shall be entitled to withhold its consent to that transfer;

(B)	any conditions (other than the consent of, or any consultation with, any Debtor or, if relevant, other member of the Group) relating to that transfer contained in the Senior Hedging Agreements are complied with;

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(C)	each Senior Hedge Counterparty is paid (in the case of a positive number) or pays (in the case of a negative number) a total amount for that transfer equal to the aggregate of (i) the Hedging Purchase Amount in respect of the hedging transactions under the relevant Senior Hedging Agreement at that time and (ii) all reasonable costs and expenses (including legal fees) incurred by such Senior Hedge Counterparty as a consequence of giving effect to that transfer;

(D)	as a result of that transfer, the Senior Hedge Counterparties have no further actual or contingent liability to any Debtor under the Senior Hedging Agreements save to the extent such liability is indemnified pursuant to paragraph (E) below;

(E)	an indemnity is provided from each relevant Stream Purchaser which is receiving (or for which a nominee is receiving) that transfer (or from another third party acceptable to the relevant Senior Hedge Counterparty) in a form satisfactory to the relevant Senior Hedge Counterparty in respect of all losses which may be sustained or incurred by that Senior Hedge Counterparty in consequence of any sum received or recovered by that Senior Hedge Counterparty being required (or it being alleged that it is required) to be paid back by or clawed back from the Senior Hedge Counterparty for any reason; and

(F)	that transfer is made without recourse to, or representation or warranty from, the relevant Senior Hedge Counterparty, except that the relevant Senior Hedge Counterparty shall be deemed to have represented and warranted on the date of that transfer that it has the corporate power to effect that transfer and it has taken all necessary action to authorise the making by it of that transfer.

(b)	In relation to any Hedge Transfer pursuant to paragraph (a) above, the relevant Stream Purchasers, acting together, and any Senior Hedge Counterparty may agree (in respect of the Senior Hedging Agreements (or one or more of them) to which that Senior Hedge Counterparty is a party) that a Hedge Transfer required by the Stream Purchasers (acting together) shall not apply to that Senior Hedging Agreement(s) or to the Senior Hedging Liabilities and Senior Hedge Counterparty Obligations under that Senior Hedging Agreement(s).

6.9	Stream Instructing Group Indemnity

(a)	Each Stream Purchaser shall (in the proportion that the Liabilities due to it bear to the aggregate of the Liabilities due to all of the Stream Purchasers for the time being (or, if the Liabilities due to the Stream Purchasers are zero, immediately prior to their being reduced to zero)), indemnify and hold harmless any Stream Purchaser acting as a representative of the Stream Instructing Group in accordance with the provisions of this Agreement and/or the Stream Agreements (a “Nominated Stream Instructing Group Representative”) , within three (3) Business Days of demand, against any cost, loss or liability incurred by any such Nominated Stream Instructing Group Representative (otherwise than by reason of such Nominated Stream Instructing Group Representative’s gross negligence or wilful misconduct) in acting as Nominated Stream Instructing Group Representative under, or exercising any authority conferred under, the Debt Documents in relation thereto (unless the Nominated Stream Instructing Group Representative has been reimbursed by a Debtor pursuant to a Debt Document).

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(b)	Without prejudice to the terms of any Stream Agreement, the Company shall immediately on demand reimburse any Stream Purchaser for any payment that that Stream Purchaser makes to a Nominated Stream Instructing Group Representative pursuant to paragraph (a) above, provided that the Company has been notified of the appointment and identity of the Nominated Stream Instructing Group Representative. Such reimbursement shall not apply to the extent that the indemnity payment in respect of which the Nominated Stream Instructing Group Representative claims reimbursement relates to a liability of such Nominated Stream Instructing Group Representative to a Debtor.

7.	Intra-Group Lenders and Intra-Group Liabilities

7.1	Restriction on Payment: Intra-Group Liabilities

Prior to the Final Release Date, the Debtors shall not make any Payments of the Intra-Group Liabilities at any time unless that Payment is permitted under Clause 7.2 (Permitted Payments: Intra-Group Liabilities).

7.2	Permitted Payments: Intra-Group Liabilities

The Debtors may make Payments in respect of the Intra-Group Liabilities then due if:

(a)	the Payment is expressly permitted by the Senior CTA and the Stream Agreements; or

(b)	the Majority Senior Creditors and the Majority Stream Purchaser(s) in respect of each such Stream Agreement consent to that Payment being made.

7.3	Payment Obligations Continue

The Debtors shall not be released from the liability to make any Payment (including of default interest, which shall continue to accrue) under any Debt Document by the operation of Clauses 7.1 (Restriction on Payment: Intra-Group Liabilities) and 7.2 (Permitted Payments: Intra-Group Liabilities) even if its obligation to make that Payment is restricted at any time by the terms of any of those Clauses.

7.4	Acquisition of Intra-Group Liabilities

(a)	Subject to paragraph (b) below, no Debtor or Affiliate of a Debtor may:

(i)	enter into any Liabilities Acquisition; or

(ii)	beneficially own all or any part of the share capital of a company that is party to a Liabilities Acquisition,

in respect of any Intra-Group Liabilities at any time unless such Debtor or Affiliate of a Debtor (excluding the Company) accedes to this Agreement as an Intra-Group Lender or where such acquisition results in such Intra-Group Liabilities being recharacterised as Shareholder Liabilities, as a Shareholder Creditor pursuant to the terms of this Agreement.

(b)	The restrictions in paragraph (a) above shall not apply if:

(i)	prior to the Senior Discharge Date, the Majority Senior Creditors and the Majority Stream Purchaser(s) in respect of each Stream Agreement consent to that action;

(ii)	on or after the Senior Discharge Date, the Majority Stream Purchaser(s) in respect of each Stream Agreement consent to that action; or

(iii)	that action is taken in accordance with Clause 18 (Pre-Enforcement Proceeds) to facilitate Payment of the Senior Liabilities or the making of any Permitted Stream Payment.

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7.5	Security: Intra-Group Lenders

Prior to the Final Release Date, the Intra-Group Lenders may not take, accept or receive the benefit of any Security, guarantee, indemnity or other assurance against loss in respect of the Intra-Group Liabilities unless:

(a)	that Security, guarantee, indemnity or other assurance against loss is expressly permitted by the Senior CTA and the Stream Agreements;

(b)	prior to the Senior Discharge Date, the prior consent of the Majority Senior Creditors and the Majority Stream Purchaser(s) in respect of each Initial Stream Agreement is obtained; or

(c)	on or after the Senior Discharge Date, the prior consent of the Majority Stream Purchaser(s) in respect of each Stream Agreement is obtained.

7.6	Restriction on enforcement: Intra-Group Lenders

Subject to Clause 7.7 (Permitted Enforcement: Intra-Group Lenders), none of the Intra-Group Lenders shall be entitled to take any Enforcement Action in respect of any of the Intra-Group Liabilities at any time prior to the Final Release Date.

7.7	Permitted Enforcement: Intra-Group Lenders

After the occurrence of an Insolvency Event in relation to a Debtor, each Intra-Group Lender may (unless otherwise directed by the Security SPV or unless the Security SPV has taken, or has given notice that it intends to take, action on behalf of that Intra-Group Lender in accordance with Clause 10.5 (Filing of Claims)), exercise any right it may otherwise have against that Debtor to:

(a)	with the prior consent of the Instructing Group and the Majority Stream Purchaser(s) in respect of each Stream Agreement, accelerate any of that Debtor’s Intra-Group Liabilities or declare them prematurely due and payable or payable on demand;

(b)	with the prior consent of the Instructing Group and the Majority Stream Purchaser(s) in respect of each Stream Agreement, make a demand under any guarantee, indemnity or other assurance against loss given by that Debtor in respect of any Intra-Group Liabilities;

(c)	claim and prove in any insolvency process of that Debtor for the Intra-Group Liabilities owing to it; or

(d)	exercise its vote in any Business Rescue of that Debtor (subject to Clause 6.6(e) (Business Rescue Voting)).

7.8	Intra-Group Loans

Prior to the Final Release Date, no Debtor shall, without the prior consent of the Instructing Group and the Majority Stream Purchaser(s) in respect of each Stream Agreement, enter into or incur an Intra-Group Loan unless the lender under such Intra-Group Loan is already a party to this Agreement as an Intra-Group Lender or, prior to or simultaneously with the entry into such Intra-Group Loan, such lender accedes to this Agreement as a new Intra-Group Lender.

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8.	Shareholders and Shareholder Liabilities

8.1	Restriction on Payment: Shareholder Liabilities

Prior to the Final Release Date, the Company shall not make any Payment of the Shareholder Liabilities at any time unless:

(a)	that Payment is permitted under Clause 8.2 (Permitted Payments: Shareholder Liabilities); or

(b)	the taking or receipt of that Payment is permitted under Clause 8.7 (Permitted Enforcement: Shareholders).

8.2	Permitted Payments: Shareholder Liabilities

The Company may make Payments in respect of the Shareholder Liabilities then due if:

(a)	the Payment is expressly permitted by the Senior CTA and the Stream Agreements; or

(b)	the Majority Senior Creditors and the Majority Stream Purchaser(s) in respect of each Stream Agreement, consent to that Payment being made.

8.3	Payment obligations continue

Neither the Company nor any other Debtor shall be released from the liability to make any Payment (including of default interest, which shall continue to accrue) under any Debt Document by the operation of Clauses 8.1 (Restriction on Payment: Shareholder Liabilities) and 8.2 (Permitted Payments: Shareholder Liabilities) even if its obligation to make that Payment is restricted at any time by the terms of any of those Clauses.

8.4	No acquisition of Shareholder Liabilities

Prior to the Final Release Date, the Company shall not, and shall procure that no person will:

(a)	enter into any Liabilities Acquisition; or

(b)	beneficially own all or any part of the share capital of a company that is party to a Liabilities Acquisition,

in respect of any of the Shareholder Liabilities, unless such person is a member of the Group (excluding the Company) and accedes to this Agreement as a Shareholder Creditor pursuant to Clause 25.7 (New Shareholder Creditor).

8.5	Security: Shareholder Liabilities

Prior to the Final Release Date, the Shareholder Creditors may not take, accept or receive the benefit of any Security, guarantee, indemnity or other assurance against loss in respect of the Shareholder Liabilities other than as expressly permitted by the Senior CTA and the Stream Agreements.

8.6	Restriction on Enforcement: Shareholders

Subject to Clause 8.7 (Permitted Enforcement: Shareholders) the Shareholder Creditors shall not be entitled to take any Enforcement Action in respect of any of the Shareholder Liabilities at any time prior to the Final Release Date.

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8.7	Permitted Enforcement: Shareholders

After the occurrence of an Insolvency Event in relation to the Company, the Shareholder Creditors may (unless otherwise directed by the Security SPV or unless the Security SPV has taken, or has given notice that it intends to take, action on behalf of the Shareholder Creditors in accordance with Clause 10.5 (Filing of Claims)), exercise any right it may otherwise have against the Company to:

(a)	accelerate any of the Company’s Shareholder Liabilities or declare them prematurely due and payable or payable on demand;

(b)	make a demand under any guarantee, indemnity or other assurance against loss given by the Company in respect of any Shareholder Liabilities;

(c)	exercise any right of set-off or take or receive any Payment in respect of any Shareholder Liabilities of the Company;

(d)	claim and prove in any insolvency process of the Company for the Shareholder Liabilities owing to it; or

(e)	exercise its vote in any Business Rescue of the Company.

9.	Management Company Liabilities

9.1	Restriction on Payment: Management Company Liabilities

Prior to the Final Release Date, the Company shall not make any Payment of the Management Company Liabilities at any time unless that Payment is permitted under Clause 9.2 (Permitted Payments: Management Company Liabilities).

9.2	Permitted Payments: Management Company Liabilities

Prior to any Senior Acceleration Event, and following the occurrence of a Reversion Event in respect of such Senior Acceleration Event, the Company shall make Payments in respect of the Management Company Liabilities then due and payable in accordance with Clause 18 (Pre-Enforcement Proceeds) or, to the extent permitted by the Stream Agreements, may make Payments in part by way of set-off against amounts owed by the Management Company to the Company under the Management Company Offtake Agreements; provided that no set-off will be permitted if the result of the application of any such set-off is the inability to deliver sufficient Relevant Credits under the Stream Agreements.

9.3	Amendments and Waivers: Management Company Agreements

The Management Company may amend or waive the terms of the Management Company Agreements in accordance with their terms (and subject to any consent required under them) at any time, provided that such amendments or waivers are expressly permitted under the Senior CTA and the Stream Agreements.

9.4	Payment obligations continue

The Company shall not be released from the liability to make any Payment (including of default interest, which shall continue to accrue) under the Management Company Loans by the operation of Clauses 9.1 (Restriction on Payment: Management Company Liabilities) and 9.2 (Permitted Payments: Management Company Liabilities) even if its obligation to make that Payment is restricted at any time by the terms of any of those Clauses.

9.5	No acquisition of Management Company Liabilities

No Debtor or Affiliate of a Debtor will:

(a)	enter into any Liabilities Acquisition; or

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(b)	beneficially own all or any part of the share capital of a company that is party to a Liabilities Acquisition,

in respect of any of the Management Company Liabilities, unless:

(i)	prior to the Senior Discharge Date, the prior consent of the Majority Senior Creditors and the Majority Stream Purchaser(s) in respect of each Stream Agreement is obtained; or

(ii)	on or after the Senior Discharge Date, the prior consent of the Majority Stream Purchaser(s) in respect of each Stream Agreement is obtained.

9.6	Security: Management Company

Prior to the Final Release Date, the Management Company may not take, accept or receive the benefit of any Security, guarantee, indemnity or other assurance against loss in respect of the Management Company Liabilities other than as expressly permitted by the Senior CTA and the Stream Agreements.

9.7	Restriction on Enforcement: Management Company

Without prejudice to Clause 9.2 (Permitted Payments: Management Company Liabilities) and subject to Clause 9.8 (Permitted Enforcement: Management Company), the Management Company shall not be entitled to take any Enforcement Action in respect of any of the Management Company Liabilities at any time prior to the Final Release Date.

9.8	Permitted Enforcement: Management Company

After the occurrence of an Insolvency Event in relation to the Company, the Management Company may (unless otherwise directed by the Security SPV or unless the Security SPV has taken, or has given notice that it intends to take, action on behalf of the Management Company in accordance with Clause 10.5 (Filing of Claims)) exercise any right it may otherwise have in respect of the Company to:

(a)	with the prior consent of the Instructing Group and the Majority Stream Purchaser(s) (i) in respect of the Initial Stream Agreements, or (ii) after the Stream Security Release Date has occurred in respect of all Initial Stream Agreements, in respect of all Additional Stream Agreements, accelerate any of the Management Company Liabilities or declare them prematurely due and payable or payable on demand;

(b)	with the prior consent of the Instructing Group and the Majority Stream Purchaser(s) (i) in respect of the Initial Stream Agreements, or (ii) after the Stream Security Release Date has occurred in respect of all Initial Stream Agreements, in respect of all Additional Stream Agreements, make a demand under any guarantee, indemnity or other assurance against loss given in respect of any Management Company Liabilities; or

(c)	claim and prove in any insolvency process of the Company for the Management Company Liabilities owing to it.

9.9	Non-BR/Non-Compromise Insolvency Event in Respect of Management Company

(a)	Where no Insolvency Event has occurred in respect of the Company, then immediately prior to the occurrence of a Non-BR/Non-Compromise Insolvency Event in relation to the Management Company:

(i)	the rights and obligations of the Management Company under the Stream Agreements shall automatically be transferred to, and assumed in full by, the Company in consideration for the full and final settlement of any amount owing by the Company under the Management Company Loans and the termination of the Management Company Offtake Agreements; and

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(ii)	the Parties hereby acknowledge the Security created by the Company pursuant to the Security Documents over the rights transferred to it under Clause 9.9(a)(i).

(b)	Where all or any part of the transfer of rights and obligations provided for in Clause 9.9(a)(i) above is held or declared by a duly appointed insolvency practitioner, competent court or competent authority to be void, ineffective or prohibited or is, or is purported to be, set aside, voided, prohibited, cancelled or reversed by a duly appointed insolvency practitioner, competent court or competent authority, the Security SPV and the Primary Creditors shall be entitled to take such Enforcement Action as may be available to them subject to the other provisions of this Agreement (other than this Clause 9.9), and the amounts owing by the Company under the Management Company Loans and the Management Company Offtake Agreements shall be deemed not to have been settled or terminated further to Clause 9.9(a) and the Management Company Agreements shall continue in full force and effect.

(c)	The Management Company hereby irrevocably appoints the Company as its attorney to enter into such documents as may be necessary to consummate the transactions contemplated in this Clause 9.9.

9.10	Management Company and Shareholder Creditor Liability Covenants

Unless otherwise agreed by Majority Senior Creditors and the Majority Stream Purchaser(s) in respect of each Initial Stream Agreement, each of the Management Company and the Shareholder Creditor covenants from this date of this Agreement that it shall not transact or carry on any business, or incur any present or future liability, obligations or Financial Indebtedness (whether actual or contingent) in any capacity, other than:

(a)	in relation to its ownership and / or funding of the Company and the Project (as applicable); or

(b)	as otherwise expressly permitted or not prohibited under the Senior Finance Documents and the Stream Agreements.

10.	Effect of Insolvency Event

10.1	SFA Cash Cover

This Clause 10 is subject to Clause 19.3 (Treatment of SFA Cash Cover and Senior Lender Cash Collateral).

10.2	Distributions

(a)	After the occurrence of an Insolvency Event in relation to any Debtor, any Party entitled to receive a distribution out of the assets of that Debtor in respect of Liabilities owed to that Party shall, to the extent it is able to do so, direct the person responsible for the distribution of the assets of that Debtor to make that distribution to the Security SPV (or to such other person as the Security SPV shall direct) until the Liabilities owing to the Secured Parties have been paid in full.

(b)	The Security SPV shall apply distributions made to it under paragraph (a) above in accordance with Clause 19 (Application of Proceeds).

10.3	Set-Off

(a)	Subject to paragraph (b) below, to the extent that any Debtor’s Liabilities are discharged by way of set-off (mandatory or otherwise) after the occurrence of an Insolvency Event in relation to that Debtor, any Creditor which benefited from that set-off shall pay an amount equal to the amount of the Liabilities owed to it which are discharged by that set-off to the Security SPV for application in accordance with Clause 19 (Application of Proceeds).

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(b)	Paragraph (a) above shall not apply to:

(i)	any Close-Out Netting by a Senior Hedge Counterparty;

(ii)	any Payment Netting by a Senior Hedge Counterparty; and

(iii)	any Inter-Senior Hedging Agreement Netting by a Senior Hedge Counterparty.

10.4	Non-cash Distributions

If the Security SPV or any other Secured Party receives a distribution in the form of Non-Cash Consideration in respect of any of the Liabilities (other than any distribution of Non-Cash Recoveries), the Liabilities will not be reduced by that distribution until and except to the extent that the realisation proceeds are actually applied to discharge the Liabilities.

10.5	Filing of Claims

After the occurrence of an Insolvency Event in relation to any Debtor, each Creditor irrevocably authorises the Security SPV, on its behalf, to:

(a)	take any Enforcement Action (in accordance with the terms of this Agreement) against that Debtor;

(b)	demand, sue, prove and give receipt for any or all of that Debtor’s Liabilities;

(c)	collect and receive all distributions on, or on account of, any or all of that Debtor’s Liabilities; and

(d)	(subject to Clauses 4.3 (Restriction on Enforcement: Senior Creditors) and 6.5 (Restriction on Enforcement: Stream Purchasers), file claims, take proceedings and do all other things the Security SPV considers reasonably necessary to recover that Debtor’s Liabilities.

10.6	Further Assurance – Insolvency Event

Each Creditor will:

(a)	do all things that the Security SPV requests in order to give effect to this Clause 10; and

(b)	if the Security SPV is not entitled to take any of the actions contemplated by this Clause 10 or if the Security SPV requests that a Creditor take that action, undertake that action itself in accordance with the instructions of the Security SPV or grant a power of attorney to the Security SPV (on such terms as the Security SPV may reasonably require) to enable the Security SPV to take such action.

10.7	Security SPV instructions

For the purposes of Clause 10.2 (Distributions), Clause 10.5 (Filing of Claims) and Clause 10.6 (Further Assurance – Insolvency Event) the Security SPV shall act:

(a)	on the instructions of the group of Primary Creditors entitled, at that time, to give instructions under Clause 13.3 (Enforcement Instructions) or Clause 13.4 (Manner of Enforcement); or

(b)	in the absence of any such instructions, as the Security SPV sees fit.

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11.	Turnover of Receipts

11.1	SFA Cash Cover

This Clause 11 is subject to Clause 19.3 (Treatment of SFA Cash Cover and Senior Lender Cash Collateral).

11.2	Turnover by the Creditors

Subject to Clause 11.3 (Exclusions) and to Clause 11.4 (Permitted Assurance and Receipts), if at any time prior to the Final Release Date, any Creditor receives or recovers:

(a)	any Payment or distribution of, or on account of or in relation to, any of the Liabilities which is not:

(i)	a Permitted Payment;

(ii)	made in accordance with Clause 18 (Pre-Enforcement Proceeds); or

(iii)	made in accordance with Clause 19 (Application of Proceeds);

(b)	other than where paragraph (a) of Clause 10.3 (Set-Off) applies, any amount by way of set-off in respect of any of the Liabilities owed to it which does not give effect to a Permitted Payment or a Payment made in accordance with Clause 18 (Pre-Enforcement Proceeds) or Clause 19 (Application of Proceeds);

(c)	notwithstanding paragraphs (a) and (b) above, and other than where paragraph (b) of Clause 10.3 (Set-Off) applies, any amount:

(i)	on account of, or in relation to, any of the Liabilities:

(A)	after the occurrence of a Senior Acceleration Event, and until the occurrence of a Reversion Event in respect of that Senior Acceleration Event; or

(B)	as a result of any litigation or proceedings against a Debtor; or

(ii)	by way of set-off in respect of any of the Liabilities owed to it after the occurrence of a Senior Acceleration Event, and until the occurrence of a Reversion Event in respect of that Senior Acceleration Event, except to the extent that such amount was received or recovered in accordance with Clause 18 (Pre-Enforcement Proceeds) or Clause 19 (Application of Proceeds);

(d)	the proceeds of any enforcement of any Transaction Security except in accordance with Clause 19 (Application of Proceeds); or

(e)	other than where paragraph (a) of Clause 10.3 (Set-Off) applies, any distribution or Payment of, or on account of or in relation to, any of the Liabilities owed by any Debtor which is not in accordance with Clause 19 (Application of Proceeds) and which is made as a result of, or after, the occurrence of an Insolvency Event in respect of that Debtor, that Creditor will:

(i)	in relation to receipts and recoveries not received or recovered by way of set-off:

(A)	hold the amount of that receipt or recovery equal to the Relevant Liabilities (or if less, the amount received or recovered) on trust for the Security SPV and promptly pay or distribute that amount to the Security SPV for application in accordance with the terms of this Agreement; and

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(B)	promptly pay or distribute an amount equal to the amount (if any) by which the receipt or recovery exceeds the Relevant Liabilities to the Security SPV for application in accordance with the terms of this Agreement; and

(ii)	in relation to receipts and recoveries received or recovered by way of set-off, promptly pay an amount equal to that recovery to the Security SPV for application in accordance with the terms of this Agreement.

11.3	Exclusions

Clause 11.2 (Turnover by the Creditors) shall not apply to any receipt or recovery:

(a)	by way of:

(i)	Close-Out Netting by a Senior Hedge Counterparty;

(ii)	Payment Netting by a Senior Hedge Counterparty;

(iii)	Inter-Senior Hedging Agreement Netting by a Senior Hedge Counterparty; or

(iv)	set-off by a Stream Purchaser under (i) an Initial Stream Agreement, or (ii) after the Stream Security Release Date has occurred in respect of all Initial Stream Agreements, any Stream Agreement, in connection with any Permitted Stream Payment;

(b)	by way of recovery under any guarantee, indemnity or other assurance against loss given by a Guarantor under a Senior Finance Document or Senior Hedging Agreement where a Stream Purchaser is not entitled (or are no longer entitled) to a corresponding guarantee, indemnity or other assurance against loss under a Stream Agreement; or

(c)	made in accordance with Clause 20 (Equalisation).

11.4	Permitted Assurance and Receipts

Nothing in this Agreement shall restrict the ability of any Primary Creditor to:

(a)	arrange with any person which is not a member of the Group any assurance against loss in respect of, or reduction of its credit exposure to, a Debtor (including assurance by way of credit-based derivative or sub-participation); or

(b)	make any assignment or transfer permitted by Clause 25 (Changes to the Parties),

which:

(i)	is permitted by:

(A)	the relevant Senior Facilities Agreement; or

(B)	the relevant Stream Agreement; and

(ii)	is not in breach of Clause 5.5 (No Acquisition of Senior Hedging Liabilities),

and that Primary Creditor shall not be obliged to account to any other Party for any sum received by it as a result of that action.

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11.5	Amounts Received by Debtors

If any of the Debtors receives or recovers any amount which, under the terms of any of the Debt Documents, should have been paid to the Security SPV, that Debtor will (without prejudice to its obligations as a Creditor, if applicable):

(a)	hold an amount of that receipt or recovery equal to the Relevant Liabilities (or if less, the amount received or recovered) on trust for the Security SPV and promptly pay that amount to the Security SPV for application in accordance with the terms of this Agreement; and

(b)	promptly pay an amount equal to the amount (if any) by which the receipt or recovery exceeds the Relevant Liabilities to the Security SPV for application in accordance with the terms of this Agreement.

11.6	Saving Provision

If, for any reason, any of the trusts expressed to be created in this Clause 11 should fail or be unenforceable, the affected Creditor or Debtor will promptly pay or distribute an amount equal to that receipt or recovery to the Security SPV to be held on trust by the Security SPV for application in accordance with the terms of this Agreement.

11.7	Turnover of Non-Cash Consideration

For the purposes of this Clause 11, if any Creditor receives or recovers any amount or distribution in the form of Non-Cash Consideration which is subject to Clause 11.2 (Turnover by the Creditors) the cash value of that Non-Cash Consideration shall be determined in accordance with Clause 16.2 (Cash value of Non-Cash Recoveries).

12.	Redistribution

12.1	Recovering Creditor’s Rights

(a)	Any amount paid or distributed by a Creditor (a “Recovering Creditor”) to the Security SPV under Clause 10 (Effect of Insolvency Event) or Clause 11 (Turnover of Receipts) shall be treated as having been paid or distributed by the relevant Debtor and shall be applied by the Security SPV in accordance with Clause 19 (Application of Proceeds).

(b)	On an application by the Security SPV pursuant to Clause 19 (Application of Proceeds) of a Payment or distribution received by a Recovering Creditor from a Debtor, as between the relevant Debtor and the Recovering Creditor an amount equal to the amount received or recovered by the Recovering Creditor and paid or distributed to the Security SPV by the Recovering Creditor (the “Shared Amount”) will be treated as not having been paid or distributed by that Debtor.

12.2	Reversal of Redistribution

(a)	If any part of the Shared Amount received or recovered by a Recovering Creditor becomes repayable or returnable to a Debtor and is repaid or returned by that Recovering Creditor to that Debtor, then:

(i)	each Party that received any part of that Shared Amount pursuant to an application by the Security SPV of that Shared Amount under Clause 12.1 (Recovering Creditor’s Rights) (a “Sharing Party”) shall, upon request of the Security SPV, pay or distribute to the Security SPV for the account of that Recovering Creditor an amount equal to the appropriate part of its share of the Shared Amount (together with an amount as is necessary to reimburse that Recovering Creditor for its proportion of any interest on the Shared Amount which that Recovering Creditor is required to pay) (the “Redistributed Amount”); and

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(ii)	as between the relevant Debtor and each relevant Sharing Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid or distributed by that Debtor.

(b)	The Security SPV shall not be obliged to pay or distribute any Redistributed Amount to a Recovering Creditor under paragraph (a)(i) above until it has been able to establish to its satisfaction that it has actually received that Redistributed Amount from the relevant Sharing Party.

12.3	Deferral of Subrogation

No Creditor or Debtor will exercise any rights which it may have by reason of the performance by it of its obligations under the Debt Documents to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights under the Debt Documents of any Creditor which ranks ahead of it in accordance with the priorities set out in Clause 2 (Ranking and Priority) until such time as all of the Liabilities owing to each prior ranking Creditor (or, in the case of any Debtor, owing to each Creditor) have been irrevocably discharged in full.

13.	Enforcement of Security SPV Guarantees and Transaction Security

13.1	SFA Cash Cover

This Clause 13 is subject to Clause 19.3 (Treatment of SFA Cash Cover and Senior Lender Cash Collateral).

13.2	Demands under Security SPV Guarantees

(a)	Subject to clause 13.2(c), no Secured Party may make a demand (or consent to the making of a demand) under a Security SPV Guarantee unless consented to by:

(i)	the Instructing Group; or

(ii)	if required under paragraph (b) below, the Majority Stream Purchaser(s) (i) in respect of the Initial Stream Agreements or, (ii) after the Stream Security Release Date has occurred in respect of all Initial Stream Agreements, in respect of all Additional Stream Agreements.

(b)	Prior to the Senior Discharge Date:

(i)	if the Instructing Group has instructed the Security SPV not to enforce or to cease enforcing the Transaction Security; or

(ii)	in the absence of instructions from the Instructing Group,

and if, in each case, the Instructing Group has not required any Debtor to make a Distressed Disposal or has required such Debtor to cease such Distressed Disposal (or otherwise agreed to such Distressed Disposal ceasing), then the Majority Stream Purchaser(s) (i) in respect of the Initial Stream Agreements or, (ii) after the Stream Security Release Date has occurred in respect of all Initial Stream Agreements, in respect of all Stream Agreements, are then entitled to make a demand under any Security SPV Guarantee to the extent permitted under Clause 6.6 (Permitted Enforcement: Stream Purchasers).

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(c)	Prior to the Senior Discharge Date, the Majority Stream Purchaser(s) in respect of any Stream Agreement are entitled to make a demand under the relevant Security SPV Guarantee if a Senior Creditor has made a demand under a Security SPV Guarantee.

13.3	Enforcement Instructions

(a)	The Security SPV may refrain from enforcing the Transaction Security unless a demand has been made under a Security SPV Guarantee.

(b)	Subject to the Transaction Security having become enforceable in accordance with its terms and demand(s) having been made under the relevant Security SPV Guarantee(s):

(i)	subject to Clause 4.3 (Restriction on Enforcement: Senior Creditors), the Intercreditor Agent (acting on behalf of, and on the instructions of, the Instructing Group); or

(ii)	to the extent permitted to enforce or to require the enforcement of the Transaction Security prior to the Senior Discharge Date under Clause 6.6 (Permitted Enforcement: Stream Purchasers), the Intercreditor Agent (acting on behalf of, and on the instructions of, the Majority Stream Purchaser(s) in respect of any Initial Stream Agreement), may give or refrain from giving instructions to the Security SPV to enforce or refrain from enforcing the Transaction Security as it sees fit.

(c)	The Security SPV is entitled to rely on and comply with instructions given in accordance with Clause 13.2 (Demands under Security SPV Guarantees) and this Clause 13.3

13.4	Manner of Enforcement

If the Transaction Security is being enforced pursuant to Clause 13.3 (Enforcement Instructions), the Security SPV shall (subject to Clause 4.3 (Restriction on Enforcement: Senior Creditors)) enforce the Transaction Security in such manner (including the selection of any administrator (or any analogous officer in any jurisdiction) of any Debtor to be appointed by the Security SPV) as:

(a)	the Instructing Group; or

(b)	prior to the Senior Discharge Date, if

(i)	the Security SPV has, pursuant to paragraph (b) of Clause 13.3 (Enforcement Instructions), given effect to instructions given by the Stream Instructing Group to enforce the Transaction Security; and

(ii)	the Instructing Group has not given instructions as to the manner of enforcement of the Transaction Security,

the Stream Instructing Group,

shall instruct (through the Intercreditor Agent) or, in the absence of any such instructions, as the Security SPV considers in its discretion to be appropriate.

13.5	Waiver of Rights

To the extent permitted under applicable law and subject to Clause 4.3 (Restriction on Enforcement: Senior Creditors), Clause 6.6 (Permitted Enforcement: Stream Purchasers), Clause 13.3 (Enforcement Instructions), Clause 13.4 (Manner of Enforcement), Clause 15.4 (Fair Value) and Clause 19 (Application of Proceeds), each of the Secured Parties and the Debtors waives all rights it may otherwise have to require that the Transaction Security be enforced in any particular order or manner or at any particular time or that any amount received or recovered from any person, or by virtue of the enforcement of any of the Transaction Security or of any other security interest, which is capable of being applied in or towards discharge of any of the Secured Obligations is so applied.

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13.6	Enforcement Through Security SPV Only

The Secured Parties shall not have any independent power to enforce, or have recourse to, any of the Transaction Security or to exercise any right, power, authority or discretion arising under the Security Documents except through the Security SPV.

14.	Non-Distressed Disposals

14.1	Definitions

In this Clause 14:

(a)	“Disposal Proceeds” means the proceeds of a Non-Distressed Disposal; and

(b)	“Non-Distressed Disposal” means a disposal of:

(i)	an asset of a Debtor; or

(ii)	an asset which is subject to the Transaction Security,

to a person or persons outside the Group where:

(A)	prior to the occurrence of an Acceleration Event, and following the occurrence of a Reversion Event in respect of that Senior Acceleration Event, the disposal is of Relevant Credits (or relates to the delivery of Relevant Credits), or any payments, in accordance with an Initial Stream Agreement; or

(B)	each of the following conditions are satisfied:

(1)	(prior to the Senior Facilities Discharge Date) each Senior Agent notifies the Intercreditor Agent and Security SPV that that disposal is permitted under the relevant Senior Finance Documents (and, if permitted subject to conditions, those conditions were so satisfied);

(2)	each Stream Purchaser notifies the Intercreditor Agent and Security SPV that that disposal is permitted under the relevant Stream Agreements (and, if permitted subject to conditions, those conditions were so satisfied); and

(3)	that disposal is not a Distressed Disposal.

14.2	Facilitation of Non-Distressed Disposals

(a)	If a disposal of an asset is a Non-Distressed Disposal, the Security SPV is irrevocably authorised (at the cost of the Company and without any consent, sanction, authority or further confirmation from any Creditor, other Secured Party or Debtor) but subject to paragraph (b) below:

(i)	to release the Transaction Security or any other claim (relating to a Debt Document) over that asset;

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(ii)	where that asset consists of all of the shares in the capital of a Debtor, to release the Transaction Security or any other claim (relating to a Debt Document) over that Debtor’s Property, but not any of its Stream Liabilities; and

(iii)	to execute and deliver or enter into any release of the Transaction Security or any claim described in paragraphs (i) and (ii) above and issue any certificates of non-crystallisation of any floating charge or any consent to dealing that may, in the discretion of the Security SPV, be considered necessary or desirable.

(b)	Each release of Transaction Security or any claim described in paragraph (a) above shall become effective only on the making of the relevant Non-Distressed Disposal and, where applicable, the satisfaction of conditions (if any) identified pursuant to paragraphs (ii)(B)(1) and (2) of the definition of Non-Distressed Disposal.

(c)	Notwithstanding any other term of this Agreement, disposals of Relevant Credits (or that relate to the delivery of Relevant Credits), or other payments further to a Stream Agreement, may be made in accordance with the terms of that Stream Agreement and the provisions of Clause 18 (Pre-Enforcement Proceeds) at any time until a Senior Acceleration Event has occurred and following a Reversion Event in respect of that Senior Acceleration Event.

14.3	Disposal Proceeds

If any Disposal Proceeds are required to be applied in mandatory prepayment of the Senior Liabilities or the Stream Liabilities then those Disposal Proceeds shall be applied in or towards Payment of:

(a)	first, the Senior Liabilities in accordance with the terms of the relevant Senior Facilities Agreements (without any obligation to apply those amounts towards the Stream Liabilities);

(b)	second, after the discharge in full of the Senior Liabilities, the Stream Liabilities in respect of each Initial Stream Agreement in accordance with the terms of the relevant Initial Stream Agreements; and

(c)	third, after the discharge in full of the Senior Liabilities and the Stream Liabilities in respect of each Initial Stream Agreement, the Stream Liabilities in respect of each Additional Stream Agreement in accordance with the terms of the relevant Additional Stream Agreements, and the consent of any other Party shall not be required for that application.

15.	Distressed Disposals and Appropriation

15.1	Facilitation of Distressed Disposals and Appropriation

Subject to Clause 4.3 (Restriction on Enforcement: Senior Creditors) and Clause 15.6 (Restriction on Stream Enforcement) and Clause 19.1 (Order of Application), if a Distressed Disposal or an Appropriation is being effected the Security SPV is irrevocably authorised (at the cost of the Company and without any consent, sanction, authority or further confirmation from any Creditor, other Secured Party or Debtor):

(a)	release of Transaction Security/non-crystallisation certificates: to release the Transaction Security or any other claim over the asset (excluding any Stream Liabilities in respect of any Initial Stream Agreement or Management Company Liabilities which relate or correspond to Stream Liabilities in respect of any Initial Stream Agreements, in circumstances where the relevant asset is shares in the capital of a Debtor) subject to the Distressed Disposal or Appropriation and execute and deliver or enter into any release of that Transaction Security or claim and issue any letters of non-crystallisation of any floating charge or any consent to dealing that may, in the discretion of the Security SPV, be considered necessary or desirable;

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(b)	release of liabilities and Transaction Security on a share sale/Appropriation (Debtor): if the asset subject to the Distressed Disposal or Appropriation consists of shares in the capital of a Debtor, to release:

(i)	that Debtor and any Subsidiary of that Debtor from all or any part of:

(A)	its Borrowing Liabilities;

(B)	its Guarantee Liabilities;

(C)	its Intra-Group Liabilities;

(D)	its Shareholders Liabilities; and

(E)	its Other Liabilities,

but not any of its Stream Liabilities in respect of any Initial Stream Agreement or Management Company Liabilities which relate or correspond to Stream Liabilities in respect of any Initial Stream Agreements;

(ii)	any Transaction Security granted by that Debtor or any Subsidiary of that Debtor over any of its assets but, prior to the Stream Security Release Date in respect of each Initial Stream Agreement, if that Debtor is the Company, this shall exclude any Transaction Security over any assets of the Company or of any Subsidiary of the Company (with the effect that such Transaction Security over such assets of the Company or any Subsidiary of the Company shall continue notwithstanding any such Distressed Disposal or Appropriation of shares in the capital of the Company); and

(iii)	any other claim of an Intra-Group Lender or another Debtor over that Debtor’s assets or over the assets of any Subsidiary of that Debtor,

on behalf of the relevant Creditors and Debtors;

(c)	facilitative disposal of liabilities on a share sale/Appropriation: if the asset subject to the Distressed Disposal or Appropriation consists of shares in the capital of a Debtor and the Security SPV is required or instructed (by, or in accordance with, the terms of this Agreement) to dispose of all or any part of:

(i)	the Liabilities, other than:

(A)	Liabilities due to any Senior Agent or Senior Arranger;

(B)	Stream Liabilities in respect of any Initial Stream Agreement; or

(C)	Management Company Liabilities which relate or correspond to Stream Liabilities in respect of any Initial Stream Agreements; or

(ii)	the Debtors’ Intra-Group Receivables,

owed by that Debtor or any Subsidiary of that Debtor on the basis that any transferee of those Liabilities or Debtors’ Intra-Group Receivables (the “Transferee”) will not be treated as a Primary Creditor or a Secured Party for the purposes of this Agreement, to execute and deliver or enter into any agreement to dispose of all or part of those Liabilities or Debtors’ Intra-Group Receivables on behalf of the relevant Creditors and Debtors provided that notwithstanding any other provision of any Debt Document the Transferee shall not be treated as a Primary Creditor or a Secured Party for the purposes of this Agreement;

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(d)	release of Transaction Security on a sale of Core Assets: if the assets subject to the Distressed Disposal include the Core Assets (and not shares), to release any Transaction Security over such assets immediately after the distribution to the Creditors of the proceeds of such Distressed Disposal pursuant to Clause 19 (Application of Proceeds);

(e)	sale of liabilities on a share sale/Appropriation: if the asset subject to the Distressed Disposal or Appropriation consists of shares in the capital of a Debtor and the Security SPV is required or instructed (by, or in accordance with, the terms of this Agreement) to dispose of all or any part of:

(i)	the Liabilities, other than:

(A)	Liabilities due to any Senior Agent or Senior Arranger;

(B)	Stream Liabilities in respect of any Initial Stream Agreement; or

(C)	Management Company Liabilities which relate or correspond to Stream Liabilities in respect of any Initial Stream Agreements,

(the Liabilities, excluding those set out in paragraphs (A) to (C) above, being the “Net Liabilities”); or

(ii)	the Debtors’ Intra-Group Receivables,

owed by that Debtor or any Subsidiary of that Debtor on the basis that any transferee of those Liabilities or Debtors’ Intra-Group Receivables will be treated as a Primary Creditor or a Secured Party for the purposes of this Agreement, to execute and deliver or enter into any agreement to dispose of:

(A)	all (and not part only) of the Net Liabilities owed to the Primary Creditors (other than to any Senior Agent, any Senior Arranger, Management Company or Initial Stream Purchaser); and

(B)	all or part of any other Net Liabilities (other than Liabilities owed to any Senior Agent, Management Company or Initial Stream Purchaser) and the Debtors’ Intra-Group Receivables,

on behalf of, in each case, the relevant Creditors and Debtors;

(f)	transfer of obligations in respect of liabilities on a share sale/Appropriation: if the asset subject to the Distressed Disposal or Appropriation consists of shares in the capital of a Debtor (the “Disposed Entity”) and the Security SPV is required or instructed (by, or in accordance with, the terms of this Agreement) to transfer to another Debtor (the “Receiving Entity”) all or any part of the Disposed Entity’s obligations or any obligations of any Subsidiary of that Disposed Entity in respect of:

(i)	the Intra-Group Liabilities; or

(ii)	the Debtors’ Intra-Group Receivables,

to execute and deliver or enter into any agreement to:

(A)	agree to the transfer of all or part of the obligations in respect of those Intra-Group Liabilities or Debtors’ Intra-Group Receivables on behalf of the relevant Intra-Group Lenders and Debtors to which those obligations are owed and on behalf of the Debtors which owe those obligations; and

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(B)	to accept the transfer of all or part of the obligations in respect of those Intra-Group Liabilities or Debtors’ Intra-Group Receivables on behalf of the Receiving Entity or Receiving Entities to which the obligations in respect of those Intra-Group Liabilities or Debtors’ Intra-Group Receivables are to be transferred.

15.2	Form of Consideration for Distressed Disposals and Debt Disposals

Subject to Clause 15.6 (Restriction on Stream Enforcement) and Clause 16.5 (Security SPV Protection), a Distressed Disposal or a Debt Disposal may be made in whole or in part for consideration in the form of cash or, if not for cash, for Non-Cash Consideration which is acceptable to the Security SPV with the consent of the Instructing Group and, to the extent Stream Purchasers are permitted to take Enforcement Action further to Clause 6.6 (Permitted Enforcement: Stream Purchasers), the Majority Stream Purchaser(s) (i) in respect of each Initial Stream Agreement or, (ii) after the Stream Security Release Date has occurred in respect of all Initial Stream Agreements, in respect of each Stream Agreement.

15.3	Proceeds of Distressed Disposals and Debt Disposals

The net proceeds of each Appropriation, Distressed Disposal and each Debt Disposal shall be paid, or distributed, to the Security SPV for application in accordance with Clause 19 (Application of Proceeds) and, to the extent that:

(a)	any Liabilities Sale has occurred; or

(b)	any Appropriation or Distressed Disposal has occurred,

as if that Liabilities Sale, or any reduction in the Secured Obligations resulting from that Appropriation or Distressed Disposal, had not occurred.

15.4	Fair Value

In the case of:

(a)	a Distressed Disposal; or

(b)	a Liabilities Sale,

effected by, or at the request of, the Security SPV, the Security SPV shall obtain a fair market value having regard to the prevailing market conditions (though the Security SPV shall have no obligation to postpone (or request the postponement of) any Distressed Disposal or Liabilities Sale in order to achieve a higher value).

15.5	Fair Value – Safe Harbours

(a)	The Security SPV may seek to satisfy the requirement in Clause 15.4 (Fair Value) in any manner.

(b)	Without prejudice to the generality of paragraph (a) above, the requirement in Clause 15.4 (Fair Value) shall be satisfied (and as between the Creditors and the Debtors shall be conclusively presumed to be satisfied) and the Security SPV will be taken to have discharged all its obligations in this respect under this Agreement, the other Debt Documents and generally at law if:

(i)	that Distressed Disposal or Liabilities Sale is made pursuant to any process or proceedings approved or supervised by or on behalf of any court of law;

(ii)	that Distressed Disposal or Liabilities Sale is made by, at the direction of or under the control of, a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer (or any analogous officer in any jurisdiction) appointed in respect of a Debtor or the assets of a Debtor;

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(iii)	that Distressed Disposal or Liabilities Sale is made pursuant to a Competitive Sales Process; or

(iv)	a Financial Adviser appointed by the Security SPV pursuant to Clause 15.7 (Appointment of Financial Adviser) has delivered a Fairness Opinion to the Security SPV in respect of that Distressed Disposal or Liabilities Sale.

15.6	Restriction on Stream Enforcement

If, prior to the Senior Discharge Date, a Distressed Disposal or a Liabilities Sale is being effected at a time when the Majority Stream Purchaser(s) in respect of any Stream Agreement are entitled to give, and have given, instructions under Clause 13.4 (Manner of Enforcement) on which the Security SPV is acting:

(a)	the Security SPV is not authorised to release any Debtor from any Borrowing Liabilities or Guarantee Liabilities owed to any Senior Creditor unless those Borrowing Liabilities or Guarantee Liabilities and any other Senior Liabilities will be paid (or repaid) in full (or, in the case of any contingent Liability relating to a Letter of Credit, made the subject of cash collateral arrangements acceptable to the relevant Senior Creditor) by no later than that release; and

(b)	no Distressed Disposal or Debt Disposal may be made for Non-Cash Consideration unless the prior consent of the Instructing Group and the Majority Stream Purchaser(s) (i) in respect of each Initial Stream Agreement or, (ii) after the Stream Security Release Date has occurred in respect of all Initial Stream Agreements, in respect of each Stream Agreement is obtained.

15.7	Appointment of Financial Adviser

(a)	The Security SPV shall engage, or approve the engagement of a Financial Adviser, on such terms (in each case, subject to Clause 15.7(c)) as it may consider appropriate (including restrictions on that Financial Adviser’s liability and the extent to which any advice, valuation or opinion may be relied on or disclosed)), and shall pay for and rely on the services of such Financial Adviser to provide advice (including, if required, a valuation or an opinion) in connection with:

(i)	a Distressed Disposal or a Debt Disposal;

(ii)	the application or distribution of any proceeds of a Distressed Disposal or a Debt Disposal; or

(iii)	any amount of Non-Cash Consideration which is subject to Clause 11.2 (Turnover by the Creditors).

(b)	For the purposes of paragraph (a) above, the Security SPV shall act:

(i)	if the Financial Adviser is providing a valuation for the purposes of Clause 16.2 (Cash Value of Non-Cash Recoveries):

(A)	on the instructions of the Instructing Group; or

(B)	to the extent Stream Purchasers are permitted to take Enforcement Action further to Clause 6.6 (Permitted Enforcement: Stream Purchasers), on the instructions of the Stream Instructing Group, but without prejudice to the rights of the Instructing Group to give such instructions; or

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(ii)	otherwise in accordance with Clause 15.8 (Security SPV’s Actions).

(c)	Without prejudice to, and subject to, Clause 15.4 (Fair Value), the Financial Adviser shall be appointed on terms requiring it to do all such things which are reasonably practicable in the circumstances to:

(i)	maximise returns for the benefit of the Primary Creditors pursuant to any Competitive Sales Process; and

(ii)	ensure, as far as possible, that a fair and reasonable process is pursued in conducting any Competitive Sales Process which is implemented in accordance with good market practice.

15.8	Security SPV’s Actions

For the purposes of Clause 15.1 (Facilitation of Distressed Disposals and Appropriation), Clause 15.2 (Form of Consideration for Distressed Disposals and Debt Disposals), Clause 15.4 (Fair Value) and Clause 15.5 (Fair Value – Safe Harbours), the Security SPV shall act:

(a)	in the case of an Appropriation or if the relevant Distressed Disposal is being effected by way of enforcement of the Transaction Security, in accordance with Clause 13.4 (Manner of Enforcement); and

(b)	in any other case:

(i)	on the instructions of the Instructing Group;

(ii)	to the extent Stream Purchasers are permitted to take Enforcement Action further to Clause 6.6 (Permitted Enforcement: Stream Purchasers), on the instructions of the Stream Instructing Group, but without prejudice to the rights of the Instructing Group to give such instructions; or

(iii)	in the absence of any such instructions, as the Security SPV sees fit,

in each case, without prejudice to the obligations of the Security SPV, the Senior Creditors and the Stream Purchasers under Clause 4.3 (Restriction on Enforcement: Senior Creditors).

16.	Non-Cash Recoveries

16.1	Security SPV and Non-Cash Recoveries

To the extent the Security SPV receives or recovers any Non-Cash Recoveries, it may (acting on the instructions of the Instructing Group or, to the extent Stream Purchasers are permitted to take Enforcement Action further to Clause 6.6 (Permitted Enforcement: Stream Purchasers) but without prejudice to the rights of the Instructing Group to give such instructions, the Stream Instructing Group) but without prejudice to its ability to exercise discretion under Clause 19.2 (Prospective Liabilities)):

(a)	distribute those Non-Cash Recoveries pursuant to Clause 19 (Application of Proceeds) as if they were Cash Proceeds;

(b)	hold, manage, exploit, collect, realise and dispose of those Non-Cash Recoveries; and

(c)	distribute any resulting Cash Proceeds pursuant to Clause 19 (Application of Proceeds).

16.2	Cash Value of Non-Cash Recoveries

(a)	The cash value of any Non-Cash Recoveries shall be determined by reference to a valuation obtained by the Security SPV from a Financial Adviser appointed by the Security SPV pursuant to Clause 15.7 (Appointment of Financial Adviser) taking into account any notional conversion made pursuant to Clause 19.5 (Currency Conversion).

(b)	If any Non-Cash Recoveries are distributed pursuant to Clause 19 (Application of Proceeds), the extent to which such distribution is treated as discharging the Liabilities shall be determined by reference to the cash value of those Non-Cash Recoveries determined pursuant to paragraph (a) above.

16.3	Senior Agents and Non-Cash Recoveries

(a)	Subject to paragraph (b) below and to Clause 16.4 (Alternative to Non-Cash Consideration), if, pursuant to Clause 19.1 (Order of Application), a Senior Agent receives Non-Cash Recoveries for application towards the discharge of any Liabilities, that Senior Agent shall apply those Non-Cash Recoveries in accordance with the relevant Senior Facilities Agreement or Stream Agreement (as the case may be) as if they were Cash Proceeds.

(b)	A Senior Agent may:

(i)	use any reasonably suitable method of distribution, as it may determine in its discretion, to distribute those Non-Cash Recoveries in the order of priority that would apply under the relevant Senior Facilities Agreement or Stream Agreement (as the case may be) if those Non-Cash Recoveries were Cash Proceeds;

(ii)	hold any Non-Cash Recoveries through another person; and

(iii)	hold any amount of Non-Cash Recoveries for so long as that Senior Agent shall think fit for later application pursuant to paragraph (a) above.

16.4	Alternative to Non-Cash Consideration

(a)	If any Non-Cash Recoveries are to be distributed pursuant to Clause 19 (Application of Proceeds), the Security SPV shall (prior to that distribution and taking into account the Liabilities then outstanding and the cash value of those Non-Cash Recoveries) notify the Primary Creditors entitled to receive those Non-Cash Recoveries pursuant to that distribution (the “Entitled Creditors”).

(b)	If:

(i)	it would be unlawful for an Entitled Creditor to receive such Non-Cash Recoveries (or it would otherwise conflict with that Entitled Creditor’s constitutional documents for it to do so); and

(ii)	that Entitled Creditor promptly so notifies the Security SPV and supplies such supporting evidence as the Security SPV may reasonably require,

that Primary Creditor shall be a “Cash Only Creditor” and the Non-Cash Recoveries to which it is entitled shall be “Retained Non-Cash”.

(c)	To the extent that, in relation to any distribution of Non-Cash Recoveries, there is a Cash Only Creditor:

(i)	the Security SPV shall not distribute any Retained Non-Cash to that Cash Only Creditor (or to any Senior Agent on behalf of that Cash Only Creditor) but shall otherwise treat the Non-Cash Recoveries in accordance with this Agreement;

(ii)	if that Cash Only Creditor is a Senior Facility Creditor or a Stream Purchaser the Security SPV shall notify the relevant Senior Agent of that Cash Only Creditor’s identity and its status as a Cash Only Creditor; and

(iii)	to the extent notified pursuant to paragraph (ii) above, no Senior Agent shall distribute any of those Non-Cash Recoveries to that Cash Only Creditor.

(d)	Subject to Clause 16.5 (Security SPV Protection), the Security SPV shall hold any Retained Non-Cash and shall, acting on the instructions of the Cash Only Creditor entitled to it, manage, exploit, collect, realise and dispose of that Retained Non-Cash for cash consideration and shall distribute any Cash Proceeds of that Retained Non-Cash to that Cash Only Creditor in accordance with Clause 19 (Application of Proceeds). To the extent that the Cash Proceeds of that Retained Non-Cash are less than the remaining Senior Liabilities or Stream Liabilities (as applicable) owed to such Cash Only Creditor then the balance of Senior Liabilities or Stream Liabilities (as applicable) shall remain outstanding.

(e)	On any such distribution of Cash Proceeds which are attributable to a disposal of any Retained Non-Cash, the extent to which such distribution is treated as discharging the Liabilities due to the relevant Cash Only Creditor shall be determined by reference to:

(i)	the valuation which determined the extent to which the distribution of the Non-Cash Recoveries to the other Entitled Creditors discharged the Liabilities due to those Entitled Creditors; and

(ii)	the Retained Non-Cash to which those Cash Proceeds are attributable.

To the extent that the Cash Proceeds of that Retained Non-Cash are less than the remaining Senior Liabilities or Stream Liabilities (as applicable) owed to such Cash Only Creditor then the balance of Senior Liabilities or Stream Liabilities (as applicable) shall remain outstanding.

(f)	Each Primary Creditor shall, following a request by the Security SPV (acting in accordance with Clause 15.8 (Security SPV’s Actions)), notify the Security SPV of the extent to which paragraph (b)(i) above would apply to it in relation to any distribution or proposed distribution of Non-Cash Recoveries.

16.5	Security SPV Protection

(a)	No Distressed Disposal or Debt Disposal may be made in whole or part for Non-Cash Consideration if the Security SPV has reasonable grounds for believing that its receiving, distributing, holding, managing, exploiting, collecting, realising or disposing of that Non-Cash Consideration would be illegal or a breach of any applicable law.

(b)	If Non-Cash Consideration is distributed to the Security SPV pursuant to Clause 11.2 (Turnover by the Creditors) the Security SPV may, at any time after notifying the Creditors entitled to that Non-Cash Consideration and notwithstanding any instruction from a Creditor or group of Creditors pursuant to the terms of any Debt Document, immediately realise and dispose of that Non-Cash Consideration for cash consideration (and distribute any Cash Proceeds of that Non-Cash Consideration to the relevant Creditors in accordance with Clause 19 (Application of Proceeds)) if the Security SPV has reasonable grounds for believing that holding, managing, exploiting or collecting that Non-Cash Consideration would be illegal or a breach of any applicable law.

(c)	If the Security SPV holds Retained Non-Cash for a Cash Only Creditor (each as defined in Clause 16.4 (Alternative to Non-Cash Consideration)) the Security SPV may at any time, after notifying that Cash Only Creditor and notwithstanding any instruction from a Creditor or group of Creditors pursuant to the terms of any Debt Document, immediately realise and dispose of that Retained Non-Cash for cash consideration (and distribute any Cash Proceeds of that Retained Non-Cash to that Cash Only Creditor in accordance with Clause 19 (Application of Proceeds)) if the Security SPV has reasonable grounds for believing that holding, managing, exploiting or collecting that Retained Non-Cash would be illegal or a breach of any applicable law.

17.	Further Assurance – Disposals and Releases

Each Creditor and Debtor will:

(a)	do all things that the Security SPV requests in order to give effect to Clause 4.3 (Restriction on Enforcement: Senior Creditors), Clause 6.6 (Permitted Enforcement: Stream Purchasers), Clause 14 (Non-Distressed Disposals) and Clause 15 (Distressed Disposals and Appropriation) or any of the transactions contemplated thereby (which shall include the execution of any assignments, transfers, releases or other documents that the Security SPV may consider to be necessary to give effect to the releases or disposals contemplated by those Clauses), subject in each case to the restrictions therein; and

(b)	if the Security SPV is not entitled to take any of the actions contemplated by those Clauses, subject in each case to the restrictions therein, or if the Security SPV requests that any Creditor or Debtor take any such action, take that action itself in accordance with the instructions of the Security SPV, provided that the proceeds of any disposals are applied in accordance with Clause 14 (Non-Distressed Disposals), Clause 15 (Distressed Disposals and Appropriation) or Clause 19.1 (Order of Application) as the case may be and further provided that this Clause 17 shall not require the Stream Purchasers in respect of the Initial Stream Agreements to release or allow the Security SPV to release any of the Stream Liabilities in respect of the Initial Stream Agreements in connection with a disposal of shares in the capital of any Debtor.

Section 6
Proceeds and New/Refinancing of Liabilities

18.	Pre-Enforcement Proceeds

18.1	Company

Prior to a Senior Acceleration Event, or following the occurrence of a Reversion Event in respect of that Senior Acceleration Event, on any date on which a payment or delivery of Relevant Credits is due to be made by the Company, the Company shall apply all amounts standing to the credit of its bank or bullion accounts in or towards payment or delivery (as applicable) of the amounts referred to in (a) to (f) (inclusive) below in the following manner and, if payment or delivery (as applicable) is due in respect of more than one such item on such date, in the following order (together in each case with any applicable VAT or other Taxes thereon):

(a)	all costs, charges, fees and expenses of the Senior Agents, the Senior Arrangers and the Security SPV due under the Senior Finance Documents on a pari passu and pro rata basis;

(b)	on a pari passu and pro rata basis between and among items (i) and (ii):

(i)	Project Costs; and

(ii)	any Payment which relates to the purchase or delivery of Relevant Credits in order to satisfy any delivery of Relevant Credits pursuant to a Management Company Agreement in connection with an Initial Stream Agreement (provided that no Insolvency Event has occurred in relation to the Management Company) or an Initial Stream Agreement (including any payment in respect of a Tax Deduction as defined in each Initial Stream Agreement) on a pari passu and pro rata (based on the relative value of such Relevant Credits (including any payment in respect of any such Tax Deduction)) basis, provided that the above shall specifically exclude any Payments of Stream Liabilities which are due and payable pursuant to a Stream Termination Notice in accordance with Clause 6.6 (Permitted Enforcement: Stream Purchasers);

(c)	such other payments in respect of Senior Liabilities as may be required under, and in the order prescribed in, the Senior Finance Documents;

(d)	Payments of any Stream Liabilities under an Initial Stream Agreement (in each case other than any paid under (b)(ii) above) on a pari passu and pro rata (based on the relative value of such Stream Liabilities) basis;

(e)	Payments of any Stream Liabilities under an Additional Stream Agreement; and

(f)	such other payments to any person as may be permitted under the Senior Finance Documents and the Stream Documents.

Such application shall be without prejudice (prior to an Insolvency Event in respect of the Company or the Management Company) to the rights of the Company to set off the value of any Relevant Credits delivered by it to the Management Company or to any Stream Purchaser against any Management Company Liabilities.

18.2	Management Company

Prior to a Senior Acceleration Event, or following the occurrence of a Reversion Event in respect of that Senior Acceleration Event, on any date on which a payment is due to be made by the Management Company, the Management Company shall apply all amounts standing to the credit of its bank or bullion accounts in or towards payment or delivery (as applicable) of the amounts referred to in paragraphs (a) to (e) (inclusive) below in the following manner and, if payment or delivery (as applicable) is due in respect of more than one such item on such date, in the following order (together in each case with any applicable VAT or other Taxes thereon):

(a)	provided that no Insolvency Event has occurred in respect of the Company, Payments due to the Company under any of the Management Company Agreements on a pari passu and pro rata basis;

(b)	delivery of Relevant Credits due, and any Payment which relates to the purchase of Relevant Credits in order to satisfy any delivery of Relevant Credits pursuant to an Initial Stream Agreement (including any payment in respect of a Tax Deduction as defined in each Initial Stream Agreement), on a pari passu and pro rata (based on the relative value of such Relevant Credits (including any payment in respect of any such Tax Deduction)) basis;

(c)	such other payments in respect of Senior Liabilities as may be required under, and in the order prescribed in, the Senior Finance Documents;

(d)	Payments of any Stream Liabilities under an Initial Stream Agreement (in each case other than any paid under (b) above) on a pari passu and pro rata (based on the relative value of such Stream Liabilities) basis; and

(e)	Payments of any Stream Liabilities under an Additional Stream Agreement.

Such application shall be without prejudice (prior to an Insolvency Event in respect of the Company or the Management Company) to the rights of the Management Company to set off the value of any Relevant Credits delivered by it to any Stream Purchaser against any Management Company Liabilities.

19.	Application of Proceeds

19.1	Order of Application

Subject to Clauses 19.2 (Prospective Liabilities) and 19.3 (Treatment of SFA Cash Cover and Senior Lender Cash Collateral), after a Senior Acceleration Event and until such time as a Reversion Event occurs in respect of that Senior Acceleration Event, all amounts from time to time held, received or recovered by the Security SPV pursuant to the terms of any Debt Document or in connection with the realisation or enforcement of all or any part of the Transaction Security and all amounts standing to the credit of any Project Accounts, bank or bullion accounts which are subject to the Transaction Security (for the purposes of this Clause 19, the “Recoveries”) shall be held by the Security SPV on trust and applied by the Security SPV, to the extent permitted by applicable law (and subject to the provisions of this Clause 19), in the following order of priority:

(a)	in discharging any sums owing to the Security SPV, the Intercreditor Agent, each Senior Agent, any Receiver or any Delegate;

(b)	in discharging all costs and expenses incurred by any Primary Creditor in connection with any realisation or enforcement of the Transaction Security taken in accordance with the terms of this Agreement or any action taken at the request of the Security SPV under Clause 10.6 (Further Assurance – Insolvency Event) on a pari passu and pro rata basis;

(c)	in payment or distribution to:

(i)	each Senior Agent on its own behalf and on behalf of the corresponding Senior Creditors for which it acts as agent; and

(ii)	the Senior Hedge Counterparties;

for application towards the discharge of:

(iii)	the Senior Liabilities (in accordance with the terms of the Senior Finance Documents, on a pro rata basis between the Senior Liabilities of each relevant Senior Creditor); and

(iv)	the Senior Hedging Liabilities (on a pro rata basis between the Senior Hedging Liabilities of each Senior Hedge Counterparty);

on a pro rata basis between paragraph (i) above and paragraph (ii) above;

(d)	on a pari passu and pro rata (based on the relative value of the relevant Stream Liabilities) basis in payment or distribution to each Initial Stream Purchaser which has made a demand under a Security SPV Guarantee or claimed any payment or delivery under an Initial Stream Agreement (where, in each case, it is entitled to do so) for application (in accordance with the terms of the Initial Stream Agreements) towards the discharge of the relevant Stream Liabilities (to which that demand or claim relates) under the relevant Initial Stream Agreement;

(e)	on a pari passu and pro rata basis in payment or distribution to each Additional Stream Purchaser for application (in accordance with the terms of the Additional Stream Agreements) towards the discharge of the relevant Stream Liabilities under the relevant Additional Stream Agreements; and

(f)	if none of the Debtors is under any further actual or contingent liability under any Senior Finance Document or Stream Agreement, in payment or distribution to any person to whom the Security SPV is obliged to pay or distribute in priority to any Debtor; and

(g)	the balance, if any, in payment or distribution to the relevant Debtor.

19.2	Prospective Liabilities

Following an Acceleration Event and until such time as a Reversion Event occurs in relation to that Acceleration Event (if applicable), the Security SPV may, in its discretion:

(a)	hold any amount of the Recoveries which is in the form of cash, and any cash which is generated by holding, managing, exploiting, collecting, realising or disposing of any Non-Cash Consideration, in one or more interest bearing suspense or impersonal accounts in the name of the Security SPV with such financial institution (including itself) as the Security SPV shall think fit (the interest being credited to the relevant account); and

(b)	hold, manage, exploit, collect and realise any amount of the Recoveries which is in the form of Non-Cash Consideration,

in each case for so long as the Security SPV shall think fit for later application under Clause 19.1 (Order of Application) in respect of:

(i)	any sum to any Security SPV, any Receiver or any Delegate; and

(ii)	any part of the Liabilities,

that the Security SPV reasonably considers, in each case, might become due or owing at any time in the future.

19.3	Treatment of SFA Cash Cover and Senior Lender Cash Collateral

(a)	Nothing in this Agreement shall prevent any Issuing Bank taking any Enforcement Action in respect of any SFA Cash Cover which has been provided for it in accordance with the relevant Senior Facilities Agreement.

(b)	To the extent that any SFA Cash Cover is not held with the Relevant Issuing Bank, all amounts from time to time received or recovered in connection with the realisation or enforcement of that SFA Cash Cover shall be paid to the Security SPV and shall be held by the Security SPV on trust to apply them at any time as the Security SPV (in its discretion) sees fit, to the extent permitted by applicable law, in the following order of priority:

(i)	to the Relevant Issuing Bank towards the discharge of the Senior Liabilities for which that SFA Cash Cover was provided; and

(ii)	the balance, if any, in accordance with Clause 19.1 (Order of Application).

(c)	To the extent that any SFA Cash Cover is held with the Relevant Issuing Bank, nothing in this Agreement shall prevent that Relevant Issuing Bank receiving and retaining any amount in respect of that SFA Cash Cover.

(d)	Nothing in this Agreement shall prevent any Issuing Bank receiving and retaining any amount in respect of any Senior Lender Cash Collateral provided for it in accordance with the relevant Senior Facilities Agreement.

19.4	Investment of Cash Proceeds

Prior to the application of the proceeds of the Security Property in accordance with Clause 19.1 (Order of Application) the Security SPV may, in its discretion, hold all or part of any Cash Proceeds in one or more interest bearing suspense or impersonal accounts in the name of the Security SPV with such financial institution (including itself) and for so long as the Security SPV shall think fit (the interest being credited to the relevant account) pending the application from time to time of those monies in the Security SPV’s discretion in accordance with the provisions of this Clause 19, but without prejudice to the Security SPV’s obligation to distribute such Cash Proceeds in accordance with Clause 19.1 (Order of Application).

19.5	Currency Conversion

(a)	For the purpose of, or pending the discharge of, any of the Secured Obligations the Security SPV may:

(i)	convert any moneys received or recovered by the Security SPV (including any Cash Proceeds) from one currency to another, at the Security SPV’s Spot Rate of Exchange; and

(ii)	notionally convert the valuation provided in any opinion or valuation from one currency to another, at the Security SPV’s Spot Rate of Exchange.

(b)	The obligations of any Debtor to pay in the due currency shall only be satisfied:

(i)	in the case of paragraph (a)(i) above, to the extent of the amount of the due currency purchased after deducting the costs of conversion; and

(ii)	in the case of paragraph (a)(ii) above, to the extent of the amount of the due currency which results from the notional conversion referred to in that paragraph.

19.6	Permitted Deductions

The Security SPV shall be entitled, in its discretion, (a) to set aside by way of reserve amounts required to meet and (b) to make and pay, any deductions and withholdings (on account of Taxes or otherwise) which it is or may be required by any law or regulation to make from any distribution or payment made by it under this Agreement, and to pay all Taxes which may be assessed against it in respect of any of the Charged Property, or as a consequence of performing its duties or exercising its rights, powers, authorities and discretions, or by virtue of its capacity as Security SPV under any of the Debt Documents or otherwise (other than in connection with its remuneration for performing its duties under this Agreement).

19.7	Good Discharge

(a)	Any distribution or payment to be made in respect of the Secured Obligations by the Security SPV:

(i)	may be made to the relevant Senior Agent on behalf of its Primary Creditors;

(ii)	may be made to the Relevant Issuing Bank in accordance with paragraph (b)(i) of Clause 19.3 (Treatment of SFA Cash Cover and Senior Lender Cash Collateral) or

(iii)	shall be made directly to the Senior Hedge Counterparties or the Stream Purchasers (as applicable).

(b)	Any distribution or payment made as described in paragraph (a) above shall be a good discharge, to the extent of that payment or distribution, by the Security SPV:

(i)	in the case of a payment made in cash, to the extent of that payment; and

(ii)	in the case of a distribution of Non-Cash Recoveries, as determined by Clause 16.2 (Cash Value of Non-Cash Recoveries).

(c)	The Security SPV is under no obligation to make the payments to the Senior Agent, Senior Hedge Counterparties or Stream Purchasers under paragraph (a) above in the same currency as that in which the Liabilities owing to the relevant Primary Creditor are denominated pursuant to the relevant Debt Document.

19.8	Calculation of Amounts

For the purpose of calculating any person’s share of any amount payable to or by it, the Security SPV shall be entitled to:

(a)	notionally convert the Liabilities owed to any person into a common base currency (decided in its discretion by the Security SPV), that notional conversion to be made at the spot rate at which the Security SPV is able to purchase the notional base currency with the actual currency of the Liabilities owed to that person at the time at which that calculation is to be made; and

(b)	assume that all amounts received or recovered as a result of the enforcement or realisation of the Security Property are applied in discharge of the Liabilities in accordance with the terms of the Debt Documents under which those Liabilities have arisen.

20.	Equalisation

20.1	Equalisation Definitions

For the purposes of this Clause 20:

“Enforcement Date” means the first date (if any) on which a Senior Creditor takes enforcement action of the type described in paragraphs (a)(i), (a)(iii), (a)(iv) or (c) of the definition of “Enforcement Action” in accordance with the terms of this Agreement.

“Exposure” means:

(a)	in relation to a Senior Lender, the aggregate amount of its participation (if any, and without double counting) in all Utilisations outstanding under the Senior Facilities Agreement at the Enforcement Date (assuming all contingent liabilities which have become actual liabilities since the Enforcement Date to have been actual liabilities at the Enforcement Date (but not including, for these purposes only, any interest that would have accrued from the Enforcement Date to the date of actual maturity in respect of those liabilities) and assuming any transfer of claims between Senior Lenders pursuant to any loss-sharing arrangement in the Senior Facilities Agreement which has taken place since the Enforcement Date to have taken place at the Enforcement Date) together with the aggregate amount of all accrued interest, fees and commission owed to it under the Senior Facilities Agreement but excluding any amount outstanding in respect of a Letter of Credit to the extent (and in the amount) that SFA Cash Cover has been provided by a Debtor in respect of that amount and is available to the party it has been provided for pursuant to the relevant SFA Cash Cover Document; and

(b)	in relation to a Senior Hedge Counterparty:

(i)	if that Senior Hedge Counterparty has terminated or closed out any hedging transaction under any Senior Hedging Agreement in accordance with the terms of this Agreement on or prior to the Enforcement Date, the net amount, if any, payable to it under that Senior Hedging Agreement in respect of that termination or close-out as of the date of termination or close-out (taking into account any interest accrued on that amount) to the extent that amount is unpaid at the Enforcement Date (that amount to be certified by the relevant Senior Hedge Counterparty and as calculated in accordance with the relevant Senior Hedging Agreement); and

(ii)	if that Senior Hedge Counterparty has not terminated or closed out any hedging transaction under any Senior Hedging Agreement on or prior to the Enforcement Date:

(A)	if the relevant Senior Hedging Agreement is based on an ISDA Master Agreement the amount, if any, which would be payable to it under that Senior Hedging Agreement in respect of that hedging transaction if the Enforcement Date was deemed to be an Early Termination Date (as defined in the relevant ISDA Master Agreement) for which the relevant Debtor is the Defaulting Party (as defined in the relevant ISDA Master Agreement); or

(B)	if the relevant Senior Hedging Agreement is not based on an ISDA Master Agreement, the net amount, if any, which would be payable to it under that Senior Hedging Agreement in respect of that hedging transaction if the Enforcement Date was deemed to be the date on which an event similar in meaning and effect (under that Senior Hedging Agreement) to an Early Termination Date (as defined in any ISDA Master Agreement) occurred under that Senior Hedging Agreement for which the relevant Debtor is in a position similar in meaning and effect (under that Senior Hedging Agreement) to that of a Defaulting Party (under and as defined in the same ISDA Master Agreement), that amount, in each case, to be certified by the relevant Senior Hedge Counterparty and as calculated in accordance with the relevant Senior Hedging Agreement.

“Utilisation” means a “Utilisation” under and as defined in any Senior Facilities Agreement.

20.2	Implementation of Equalisation

(a)	The provisions of this Clause 20 shall be applied at such time or times after the Enforcement Date as the Security SPV shall consider appropriate.

(b)	Without prejudice to the generality of paragraph (a) above, if the provisions of this Clause 20 have been applied before all the Liabilities have matured and/or been finally quantified, the Security SPV may elect to re-apply those provisions on the basis of revised Exposures and the Senior Creditors shall make appropriate adjustment payments amongst themselves.

20.3	Equalisation

If, for any reason, any Senior Liabilities remain unpaid after the Enforcement Date and the resulting losses are not borne by the Senior Lenders and the Senior Hedge Counterparties in the proportions which their respective Exposures at the Enforcement Date bore to the aggregate Exposures of all the Senior Lenders and the Senior Hedge Counterparties at the Enforcement Date, the Senior Lenders and the Senior Hedge Counterparties will make such payments amongst themselves as the Security SPV shall require to put the Senior Lenders and the Senior Hedge Counterparties in such a position that (after taking into account such payments) those losses are borne in those proportions.

20.4	Turnover of Enforcement Proceeds

If:

(a)	the Security SPV or a Senior Agent is not entitled, for reasons of applicable law, to pay or distribute amounts received pursuant to the making of a demand under any guarantee, indemnity or other assurance against loss or the enforcement of the Transaction Security to the Senior Creditors, which amounts would otherwise be payable to the Senior Creditors in accordance with the terms of this Agreement, but is entitled to pay or distribute those amounts to Primary Creditors (such Primary Creditors, the “Receiving Creditors”) who, in accordance with the terms of this Agreement, are subordinated in right and priority of payment to the Senior Creditors; and

(b)	the Senior Discharge Date has not yet occurred (nor would occur after taking into account such payments),

then, subject to complying with applicable law, the Receiving Creditors shall make such payments or distributions to the Senior Creditors as the Security SPV shall require to place the Senior Creditors in the position they would have been in had such amounts been available for application against the Senior Liabilities, less all reasonable costs and expenses incurred by the Receiving Creditors in connection with such payments or distributions.

20.5	Notification of Exposure

Before each occasion on which it intends to implement the provisions of this Clause 20 , the Security SPV shall send notice to each Senior Hedge Counterparty and each Senior Agent (on behalf of the Senior Lenders) requesting that it notify it of, respectively, its Exposure and that of each Senior Lender (if any).

20.6	Default in Payment

If a Primary Creditor fails to make a payment due from it under this Clause 20, the Security SPV shall be entitled (but not obliged) to take action on behalf of the Senior Creditor(s) to whom such payment was to be redistributed (subject to being indemnified to its satisfaction by such Senior Creditor(s) in respect of costs) but shall have no liability or obligation towards such Senior Creditor(s), any other Senior Creditor or Primary Creditor as regards such default in payment and any loss suffered as a result of such default shall lie where it falls.

21.	New Senior Facilities Liabilities or Refinancing of Senior Facilities Liabilities

21.1	Acknowledgment

Notwithstanding the terms of any Debt Document to the contrary, it is hereby agreed that the Senior Facilities Liabilities as exist from time to time (for the purposes of this Clause, the “Original Senior Facilities Liabilities”) may be refinanced, replaced, increased, exchanged or discharged in whole or in part, and that new liabilities may be created, borrowed or incurred in addition to those Original Senior Facilities Liabilities, in accordance with this Clause 21 and on terms and in a manner that does not breach the terms of this Agreement (specifically including Clause 4.2 (Amendments and Waivers: Senior Facilities Creditors)) without the consent of any other Creditors.

21.2	New Senior Facilities Liabilities

Subject to Clause 21.4 (Conditions), any obligations borrowed or incurred by any Debtor pursuant to the incurrence of new liabilities, whether entirely new or in addition to the Original Senior Facilities Liabilities existing before the incurrence of any such new liabilities, (which, together with obligations owed to any relevant Senior Agent and Senior Arranger, shall constitute “Senior New Facility Liabilities”) shall:

(a)	rank as Senior Liabilities in the manner described in Clause 2.1 (Primary Creditor Liabilities); and

(b)	subject to entry into a corresponding Security SPV Guarantee and Security SPV Counter-Indemnity, be secured by the Transaction Security in the manner described in Clause 3.2 (Ranking and Priority of Transaction Security).

21.3	Refinancing of Senior Facilities Liabilities

Subject to Clause 21.4 (Conditions), any obligations borrowed or incurred by any Debtor pursuant to the refinancing or replacement of any Senior Facilities Liabilities (which, together with obligations owed to any relevant Senior Agent and Senior Arranger, shall constitute “Senior Refinancing Facility Liabilities”) shall:

(a)	rank as Senior Liabilities in the manner described in Clause 2.1 (Primary Creditor Liabilities); and

(b)	subject to entry into a corresponding Security SPV Guarantee and Security SPV Counter-Indemnity, be secured by the Transaction Security in the manner described in Clause 3.2 (Ranking and Priority of Transaction Security).

21.4	Conditions

In connection with the incurrence of any Senior New Facility Liabilities or Senior Refinancing Facility Liabilities, the following conditions must be satisfied for such obligations or liabilities to constitute Senior New Facility Liabilities or Senior Refinancing Facility Liabilities (as applicable):

(a)	any:

(i)	agent of the providers of the refinancing or new financing becomes a Party as a Senior Agent;

(ii)	arranger of the refinancing or new financing becomes a Party as a Senior Arranger; and

(iii)	provider of the refinancing or new financing becomes a Party as a Senior Lender,

in each case pursuant to Clause 25.12 (Creditor Accession Undertaking);

(b)	such Senior New Facility Liabilities or Senior Refinancing Facility Liabilities (as the case may be) must not cause the Senior Facilities Liabilities, in aggregate with any existing Senior Principal not being refinanced or replaced by any such Senior Refinancing Facility Liabilities), to exceed the applicable Senior Headroom at that time;

(c)	subject to Clause 3.6 (Future Non-Shared Collateral and Non-Shared Guarantee), the facilities made available under those documents do not benefit from any Security, guarantee, indemnity or other assurance against loss other than that which is permitted to be taken by the existing Senior Facilities Creditors in respect of the Senior Facilities Liabilities pursuant to Clause 3.5 (Future Additional Shared Collateral) and Clause 4.4 (Security: Issuing Banks);

(d)	a Security SPV Guarantee shall be granted in favour of the relevant Senior Facilities Creditors in respect of the Senior New Facility Liabilities or Senior Refinancing Facility Liabilities (as the case may be);

(e)	a Security SPV Counter-Indemnity shall be granted in favour of the Security SPV in respect of the new Security SPV Liabilities corresponding to the Security SPV Guarantee issued in respect of the Senior New Facility Liabilities or Senior Refinancing Facility Liabilities (as the case may be); and

(f)	any:

(i)	agent of the providers of the refinancing or new financing;

(ii)	arranger of the refinancing or new financing; and

(iii)	provider of the refinancing or new financing,

accedes as a party to the Senior CTA.

21.5	Documentation

The Intercreditor Agent shall provide to each Stream Purchaser copies of the agreements constituting the Senior New Facility Liabilities or Senior Refinancing Facility Liabilities (as the case may be) promptly following execution of the same.

22.	New Stream Liabilities

22.1	Acknowledgment

Subject to the terms of the Senior CTA and the Stream Agreements, it is hereby agreed that, in addition to the Stream Liabilities existing from time to time (for the purposes of this Clause, the “Original Stream Liabilities”), new liabilities may be created or incurred in respect of an Additional Stream Agreement in addition to the Original Stream Liabilities on terms and in a manner that does not breach the terms of this Agreement, the Senior Finance Documents or the Stream Agreements without the consent of any other Creditors.

22.2	New Stream Liabilities

Subject to Clause 22.3 (Conditions), any obligations incurred by any Debtor pursuant to the incurrence of new liabilities in addition to the Original Stream Liabilities (the “New Stream Liabilities”) shall:

(a)	rank as Additional Stream Liabilities in the manner described in Clause 2.1 (Primary Creditor Liabilities); and

(b)	subject to entry into of a corresponding Security SPV Guarantee and Security SPV Counter-Indemnity, be secured by the Transaction Security in the manner described in Clause 3.2 (Ranking and Priority of Transaction Security).

22.3	Conditions

In connection with the incurrence of any New Stream Liabilities, the following conditions must have been satisfied:

(a)	there may only be one purchaser under the Additional Stream Agreement;

(b)	the purchaser under the Additional Stream Agreement becomes a Party as a Stream Purchaser in respect of that new arrangement pursuant to Clause 25.12 (Creditor Accession Undertaking);

(c)	if the New Stream Liabilities would, in effect, constitute an amendment to or deletion of any part of Clause 18 (Pre-Enforcement Proceeds) or Clause 19 (Application of Proceeds) then the Majority Senior Creditors and the Majority Stream Purchaser(s) in respect of all Stream Agreements shall have consented to such amendment or deletion (at their sole discretion);

(d)	the sale and purchase arrangements made available under those documents do not benefit from any Security, guarantee, indemnity or other assurance against loss other than that which is permitted to be taken by the existing Stream Purchasers in respect of the Stream Liabilities pursuant to Clause 3.5 (Future Additional Shared Collateral);

(e)	a Security SPV Guarantee shall be granted in favour of the relevant Stream Purchasers in respect of the New Stream Liabilities;

(f)	a Security SPV Counter-Indemnity shall be granted in favour of the Security SPV in respect of the new Security SPV Liabilities corresponding to the Security SPV Guarantee issued in respect of the New Stream Liabilities;

(g)	the representations, warranties, undertakings and events of default (however described) in the original form of those documents are not more onerous in any material respect than those applying under each Initial Stream Agreement; and

(h)	the relevant Additional Stream Agreement under which the New Stream Liabilities are created is permitted under the Senior CTA and each Initial Stream Agreement.

Section 7
The Parties

23.	The Intercreditor Agent

23.1	Appointment of the Intercreditor Agent

(a)	Each of the Primary Creditors appoints the Intercreditor Agent to act as its agent under and in connection with (i) this Agreement and any Security Document to which the Intercreditor Agent is a party, and (ii) to the extent applicable, any registered Security Document.

(b)	Each of the Primary Creditors authorises the Intercreditor Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Intercreditor Agent under or in connection with this Agreement together with any other incidental rights, powers, authorities and discretions.

23.2	Instructions

(a)	The Intercreditor Agent shall:

(i)	subject to paragraphs (d) and (e) below, exercise or refrain from exercising any right, power, authority or discretion vested in it as Intercreditor Agent in accordance with any instructions given to it by:

(A)	the Instructing Group; or

(B)	the Stream Instructing Group (but only to the extent that they are entitled to give instructions to the Intercreditor Agent and, indirectly, the Security SPV pursuant to Clause 13 (Enforcement of Transaction Security)); and

(ii)	not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with paragraph (i) above (or, if this Agreement stipulates the matter is a decision for any other Creditor or group of Creditors, in accordance with instructions given to it by that Creditor or group of Creditors).

(b)	The Intercreditor Agent shall be entitled to request instructions, or clarification of any instruction, from the Instructing Group or Stream Instructing Group in accordance with Clause 23.2(a)(i) (or, if this Agreement stipulates the matter is a decision for any other Creditor or group of Creditors, from that Creditor or group of Creditors) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and the Intercreditor Agent may refrain from acting unless and until it receives those instructions or that clarification.

(c)	Save in the case of decisions stipulated to be a matter for any other Creditor or group of Creditors under this Agreement and unless a contrary intention appears in this Agreement, any instructions given to the Intercreditor Agent by the Instructing Group shall override any conflicting instructions given by any other Parties and will be binding on all Secured Parties.

(d)	Paragraph (a) above shall not apply:

(i)	where a contrary indication appears in this Agreement;

(ii)	where this Agreement requires the Intercreditor Agent to act in a specified manner or to take a specified action; or

(iii)	in respect of any provision which protects the Intercreditor Agent’s own position in its personal capacity as opposed to its role of Intercreditor Agent for the Primary Creditors.

(e)	If giving effect to instructions given by the Instructing Group or Stream Instructing Group in accordance with Clause 23.2(a)(i) (or, if this Agreement stipulates the matter is a decision for any other Creditor or group of Creditors, from that Creditor or group of Creditors) would (in the Intercreditor Agent’s opinion) have an effect equivalent to an Intercreditor Amendment, the Intercreditor Agent shall not act in accordance with those instructions unless consent to it so acting is obtained from each Party (other than the Intercreditor Agent) whose consent would have been required in respect of that Intercreditor Amendment.

(f)	In exercising any discretion to exercise a right, power or authority under the Debt Documents where it has not received any instructions as to the exercise of that discretion, the Intercreditor Agent shall:

(i)	other than where paragraph (ii) below applies, do so having regard to the interests of all the Secured Parties; or

(ii)	if (in its opinion) there is a Creditor Conflict in relation to the matter in respect of which the discretion is to be exercised, do so having primary regard to the interests of all the Senior Creditors.

(g)	The Intercreditor Agent may refrain from acting in accordance with any instructions of any Creditor or group of Creditors until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Debt Documents and which may include payment in advance) for any cost, loss or liability (together with any applicable VAT) which it may incur in complying with those instructions.

(h)	Subject to the terms and conditions of this Agreement, without prejudice to the provisions of Clause 13 (Enforcement of Transaction Security) and the remainder of this Clause 23.2, in the absence of instructions, the Intercreditor Agent may act (or refrain from acting) as it considers in its discretion to be appropriate.

23.3	Duties of the Intercreditor Agent

(a)	The Intercreditor Agent’s duties under this Agreement are solely mechanical and administrative in nature.

(b)	The Intercreditor Agent shall promptly:

(i)	forward to each Senior Agent, Stream Purchaser and to each Senior Hedge Counterparty a copy of any document received by the Intercreditor Agent from any Debtor under any Debt Document; and

(ii)	forward to a Party the original or a copy of any document which is delivered to the Intercreditor Agent for that Party by any other Party.

(c)	Except where a Debt Document specifically provides otherwise, the Security SPV is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(d)	Without prejudice to Clause 27.3 (Notification of Prescribed Events), if the Intercreditor Agent receives notice from a Party referring to any Debt Document, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the Primary Creditors.

(e)	The Intercreditor Agent shall have only those duties, obligations and responsibilities expressly specified in the Debt Documents to which it is expressed to be a party (and no others shall be implied).

23.4	No Fiduciary Duties

Nothing in this Agreement constitutes the Intercreditor Agent as an agent, trustee or fiduciary of any Debtor.

23.5	No Duty to Account

The Intercreditor Agent shall not be bound to account to any other Secured Party for any sum or the profit element of any sum received by it for its own account.

23.6	Business with the Group

The Intercreditor Agent may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group.

23.7	Rights and Discretions

(a)	The Intercreditor Agent may:

(i)	rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;

(ii)	assume that:

(A)	any instructions received by it from the Instructing Group or Stream Instructing Group in accordance with Clause 23.2(a)(i) (or, if this Agreement stipulates the matter is a decision for any other Creditor or group of Creditors, from that Creditor or group of Creditors), are duly given in accordance with the terms of the Debt Documents;

(B)	unless it has received notice of revocation, that those instructions have not been revoked; and

(C)	if it receives any instructions to act (or give instructions to the Security SPV) in relation to the Transaction Security, that all applicable conditions under the Debt Documents for so acting have been satisfied; and

(iii)	rely on a certificate from any person:

(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or

(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing,

as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.

(b)	The Intercreditor Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Primary Creditors) that:

(i)	no Default has occurred;

(ii)	any right, power, authority or discretion vested in any Party or any group of Creditors has not been exercised; and

(iii)	any notice made by the Company is made on behalf of and with the consent and knowledge of all the Debtors.

(c)	The Intercreditor Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.

(d)	Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Intercreditor Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Intercreditor Agent (and so separate from any lawyers instructed by any Primary Creditor) if the Intercreditor Agent in its reasonable opinion deems this to be desirable.

(e)	The Intercreditor Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Intercreditor Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(f)	Unless this Agreement expressly specifies otherwise, the Intercreditor Agent may disclose to any other Party any information it reasonably believes it has received as agent under this Agreement.

(g)	Notwithstanding any other provision of any Debt Document to the contrary, the Intercreditor Agent is not obliged to do or omit to do anything if it would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(h)	Notwithstanding any provision of any Debt Document to the contrary, the Intercreditor Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

23.8	Responsibility for Documentation

The Intercreditor Agent is not responsible or liable for:

(a)	the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Intercreditor Agent, a Debtor or any other person in or in connection with any Debt Document or the transactions contemplated in the Debt Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document;

(b)	the legality, validity, effectiveness, adequacy or enforceability of any Debt Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document or the Security Property; or

(c)	any determination as to whether any information provided or to be provided to any Secured Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

23.9	No Duty to Monitor

The Intercreditor Agent shall not be bound to enquire:

(a)	whether or not any Default has occurred;

(b)	as to the performance, default or any breach by any Party of its obligations under any Finance Document; or

(c)	whether any other event specified in any Finance Document has occurred.

23.10	Exclusion of Liability

(a)	Without limiting paragraph (b) below (and without prejudice to any other provision of any Debt Document excluding or limiting the liability of the Intercreditor Agent), the Intercreditor Agent will not be liable for:

(i)	any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Debt Document or the Transaction Security, unless directly caused by its gross negligence or wilful misconduct;

(ii)	exercising, or not exercising, any right, power, authority or discretion given to it by, or in connection with, any Debt Document, the Transaction Security or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Debt Document or the Transaction Security;

(iii)	any shortfall which arises on the enforcement or realisation of the Security Property by the Security SPV; or

(iv)	without prejudice to the generality of paragraphs (i) and (ii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of:

(A)	any act, event or circumstance not reasonably within its control; or

(B)	the general risks of investment in, or the holding of assets in, any jurisdiction,

including such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets; breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)	No Party (other than the Intercreditor Agent) may take any proceedings against any officer, employee or agent of the Intercreditor Agent in respect of any claim it might have against the Intercreditor Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Debt Document or any Security Property and any officer, employee or agent of the Intercreditor Agent may rely on this paragraph (b) subject to Clause 1.3 (Third Party Rights) and the provisions of the Third Parties Act.

(c)	Nothing in this Agreement shall oblige the Intercreditor Agent to carry out:

(i)	any “know your customer” or other checks in relation to any person; or

(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Primary Creditor,

on behalf of any Primary Creditor and each Primary Creditor confirms to the Intercreditor Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Intercreditor Agent.

(d)	Without prejudice to any provision of any Debt Document excluding or limiting the Intercreditor Agent’s liability, any liability of the Intercreditor Agent arising under or in connection with any Debt Document or the Transaction Security shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of the Intercreditor Agent or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Intercreditor Agent at any time which increase the amount of that loss. In no event shall the Intercreditor Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Intercreditor Agent has been advised of the possibility of such loss or damages.

23.11	Primary Creditors’ Indemnity to the Intercreditor Agent

(a)	Each Primary Creditor shall (in the proportion that the Liabilities due to it bear to the aggregate of the Liabilities due to all the Primary Creditors for the time being (or, if the Liabilities due to the Primary Creditors are zero, immediately prior to their being reduced to zero)), indemnify the Intercreditor Agent, within three Business Days of demand, against any cost, loss or liability incurred by any of them (otherwise than by reason of the Intercreditor Agent’s gross negligence or wilful misconduct) in acting as Intercreditor Agent under, or exercising any authority conferred under, the Debt Documents (unless the Intercreditor Agent has been reimbursed by a Debtor pursuant to a Debt Document).

(b)	For the purposes only of paragraph (a) above, to the extent that any hedging transaction under a Senior Hedging Agreement has not been terminated or closed-out, the Senior Hedging Liabilities due to any Senior Hedge Counterparty in respect of that hedging transaction will be deemed to be:

(i)	if the relevant Senior Hedging Agreement is based on an ISDA Master Agreement, the amount, if any, which would be payable to it under that Senior Hedging Agreement in respect of those hedging transactions, if the date on which the calculation is made was deemed to be an Early Termination Date (as defined in the relevant ISDA Master Agreement) for which the relevant Debtor is the Defaulting Party (as defined in the relevant ISDA Master Agreement); or

(ii)	if the relevant Senior Hedging Agreement is not based on an ISDA Master Agreement, the amount, if any, which would be payable to it under that Senior Hedging Agreement in respect of that hedging transaction, if the date on which the calculation is made was deemed to be the date on which an event similar in meaning and effect (under that Senior Hedging Agreement) to an Early Termination Date (as defined in any ISDA Master Agreement) occurred under that Senior Hedging Agreement for which the relevant Debtor is in a position similar in meaning and effect (under that Senior Hedging Agreement) to that of a Defaulting Party (under and as defined in the same ISDA Master Agreement), that amount, in each case as calculated in accordance with the relevant Senior Hedging Agreement.

(c)	Subject to paragraph (d) below, the Company shall immediately on demand reimburse any Primary Creditor for any payment that Primary Creditor makes to the Intercreditor Agent pursuant to paragraph (a) above.

(d)	Paragraph (c) above shall not apply to the extent that the indemnity payment in respect of which the Primary Creditor claims reimbursement relates to a liability of the Intercreditor Agent to a Debtor.

23.12	Resignation or Replacement of the Intercreditor Agent

(a)	The Intercreditor Agent may resign and appoint one of its Affiliates as successor by giving notice to the Primary Creditors and the Company.

(b)	Alternatively the Intercreditor Agent may resign by giving not less than thirty (30) days’ notice to the Primary Creditors and the Company, in which case the Instructing Group (in consultation with the Company) may appoint a successor Intercreditor Agent.

(c)	If the Instructing Group has not appointed a successor Intercreditor Agent in accordance with paragraph (a) above within twenty (20) days after notice of resignation was given, the retiring Intercreditor Agent (after consultation with the Senior Agents, the Senior Hedge Counterparties and the Stream Purchasers) may appoint a successor Intercreditor Agent.

(d)	If the Intercreditor Agent wishes to resign because (acting reasonably) it has concluded that it is no longer appropriate for it to remain as agent and the Intercreditor Agent is entitled to appoint a successor Intercreditor Agent under paragraph (b) above, the Intercreditor Agent may (if it concludes (acting reasonably) that it is necessary to do so in order to persuade the proposed successor Intercreditor Agent to become a party to this Agreement as Intercreditor Agent) agree with the proposed successor Intercreditor Agent amendments to this Clause 23.12 and any other term of this Agreement dealing with the rights or obligations of the Intercreditor Agent consistent with then current market practice for the appointment and protection of corporate trustees together with any reasonable amendments to the agency fee payable under this Agreement which are consistent with the successor Intercreditor Agent’s normal fee rates and those amendments will bind the Parties.

(e)	The retiring Intercreditor Agent shall, at its own cost, make available to the successor Intercreditor Agent such documents and records and provide such assistance as the successor Intercreditor Agent may reasonably request for the purposes of performing its functions as Intercreditor Agent under the Debt Documents.

(f)	The Intercreditor Agent’s resignation notice shall only take effect upon the appointment of a successor.

(g)	Upon the appointment of a successor, the retiring Intercreditor Agent shall be discharged from any further obligation in respect of the Debt Documents (other than its obligations under paragraph (e) above) but shall remain entitled to the benefit of Clause 23.11 (Primary Creditors’ Indemnity to the Intercreditor Agent) and this Clause 23 (and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(h)	The Instructing Group may, by notice to the Intercreditor Agent, require it to resign in accordance with paragraph (b) above. In this event, the Intercreditor Agent shall resign in accordance with paragraph (b) above.

23.13	Confidentiality

(a)	In acting as agent for the Primary Creditors, the Intercreditor Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)	If information is received by another division or department of the Intercreditor Agent, it may be treated as confidential to that division or department and the Intercreditor Agent shall not be deemed to have notice of it.

23.14	Credit Appraisal by the Primary Creditors

Without affecting the responsibility of any Debtor for information supplied by it or on its behalf in connection with any Finance Document, each Primary Creditor confirms to the Intercreditor Agent that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Debt Document including but not limited to:

(a)	the financial condition, status and nature of each Debtor;

(b)	the legality, validity, effectiveness, adequacy or enforceability of any Debt Document, the Transaction Security and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document or the Transaction Security;

(c)	whether that Primary Creditor has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Debt Document, the Transaction Security, the transactions contemplated by the Debt Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document or the Transaction Security;

(d)	the adequacy, accuracy or completeness of any information provided by the Intercreditor Agent, any Party or by any other person under or in connection with any Debt Document, the transactions contemplated by any Debt Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document; and

(e)	the right or title of any person in or to, or the value or sufficiency of any part of the Charged Property, the priority of any of the Transaction Security or the existence of any Security affecting the Charged Property.

23.15	Intercreditor Agent fee

The Company shall pay to the Intercreditor Agent (for its own account) the fees in the amounts and at the times agreed in any fee letter between them.

24.	The Security SPV

24.1	Instructions

(a)	The Security SPV shall at any time be entitled to seek instructions from the Intercreditor Agent as to the manner in which it should endeavour to carry out any material course of action which it is inclined or obliged to endeavour to carry out pursuant to this Agreement.

(b)	The Security SPV shall be obliged or required to act in accordance with the directions of the Intercreditor Agent given otherwise than as aforesaid, or as otherwise provided in this Agreement, and nothing herein shall require the Security SPV to exercise any discretion, take any action or give any consent in respect of any enforcement of rights without first seeking the instructions of the Intercreditor Agent and/or the Secured Parties and in the absence of such instructions, the Security SPV shall have no liability for failing to act, nor shall it be under any implied duty to act.

(c)	The Secured Parties and the Intercreditor Agent hereby undertake in favour of the Security SPV at all times, within two (2) Business Days, to provide it on request with accurate and up to date information as to the amount and nature of the Secured Obligations owing (actually or contingently), to enable the Security SPV to perform its functions under this Agreement and which it may regard as conclusive without further enquiry, save in the case of manifest error.

(d)	The Security SPV shall be entitled to assume that any instructions or certificates received by it from the Intercreditor Agent are given in accordance with the provisions of this Agreement and it shall not be liable to any other person for any action taken or omitted under or in connection with this Agreement in accordance with any such instructions or certificates unless caused by its fraud, negligence or wilful misconduct. The Security SPV shall be entitled to act upon any notice, request or other communication of the Intercreditor Agent if such notice, request or other communication purports to be signed or sent by or on behalf of an authorised signatory of the Intercreditor Agent.

24.2	Power of Security SPV

(a)	The Security SPV shall have all the powers conferred upon it as contained in the Security Documents and by way of supplement it is expressly declared that:

(i)	the Security SPV shall be entitled, with the prior written consent of the Intercreditor Agent, to place the Security Documents and any other instruments, documents or agreements, delivered to it pursuant to or in connection with any of the Security Documents for the time being in its possession in any safe deposit, safe or receptacle selected by the Security SPV or with any bank, any company whose business includes undertaking the safe custody of documents or any firm of lawyers and the Security SPV shall not be responsible for any loss thereby incurred (save that it shall take reasonable steps to pursue any person who may be liable to it in connection with such loss);

(ii)	the Security SPV may (and it is the intention that it shall) assume that no event that entitles any of the Secured Parties to exercise any of their rights under this Agreement has occurred and that no Event of Default has occurred, and no breach of any Senior Hedging Agreement has occurred, unless it has received written notice of any such event or breach from the Intercreditor Agent;

(iii)	the Security SPV shall not be liable for acting in accordance with the Security SPV Counter-Indemnity or any Security Document, or any related documents on any notice, request, certificate, direction or other communication or other document purporting to emanate from the Intercreditor Agent notwithstanding that the same shall include some error or omission or not be authentic, save as results from its own negligence, wilful misconduct or fraud;

(iv)	the Security SPV shall not be liable for any failure, omission or defect in perfecting the Security constituted by or pursuant to any of the Security Documents including:

(A)	failure to obtain any licence, consent or other authority for the execution of the Security Documents; or

(B)	failure to register the same in accordance with any of the documents of title of any of Secured Parties,

except where such failure arises from the fraud, gross negligence or wilful misconduct of the Security SPV;

(v)	the Security SPV shall be at liberty to accept as sufficient evidence any certificate signed or purported to be signed on behalf of the Intercreditor Agent to the effect that any particular dealing, transaction, step or thing is, in the opinion of any Secured Party or the Intercreditor Agent suitable or expedient or as to any other fact or matter upon which the Security SPV may require to be satisfied and the Security SPV shall be in no way bound to call for further evidence or to be responsible for any loss that may be occasioned by acting on any such certificate;

(vi)	the Security SPV shall not be liable for acting upon any directions purporting to have been signed by or on behalf of the Intercreditor Agent or any consent or instruction purporting to have been given by or on behalf of the Intercreditor Agent which it reasonably believes to have been properly and regularly signed or given, even should it afterwards be found that such direction, consent or instruction is not binding or valid by reason of a defect in such direction, consent or instruction or otherwise howsoever.

(b)	The powers conferred by this Agreement upon the Security SPV shall be in addition to any powers which may from time to time be vested in it by general law or as the holder or mortgagee in possession of any of the Security Property.

24.3	Liability of Security SPV

(a)	Notwithstanding anything to the contrary in this Agreement or any other Finance Document, the Security SPV shall not be liable to any person for any act, matter or thing done or omitted in any way in connection with or in relation to this Agreement or any other Finance Document, save in relation to its own negligence, wilful default or fraud.

(b)	The Security SPV shall:

(i)	not be obliged to take any action or do anything in respect of which it is instructed unless it has received such security or been placed in funds to cover any liabilities, costs or expenses which will or may arise from it taking that action;

(ii)	not disclose to any other person any information relating to the Secured Parties, the Intercreditor Agent or the Debtors if such disclosure would or might in its opinion constitute a breach of any law or regulation or be otherwise actionable at the suit of any person;

(iii)	not under this Agreement be concerned with the interests of or owe any duty whatsoever to any persons other than the Secured Parties which are a party to this Agreement; and

(iv)	execute each of the Security Documents to which it is expressed to be a party in the agreed form.

24.4	Security SPV’s Negative Undertakings

The Security SPV irrevocably undertakes to the Secured Parties that at all times it shall not:

(a)	undertake any trading or business activities other than as set out in its memorandum of incorporation;

(b)	amend its memorandum of incorporation other than in accordance with the provisions thereof and provided that such amendment does not prevent it from complying with its obligations under the Debt Documents to which it is a party;

(c)	amend, or agree to or acquiesce in any amendment of any Security Document to which it is a party, except as permitted by this Agreement; and

(d)	create or permit to subsist any encumbrance over all or any part of the proceeds derived from any Security.

25.	Changes to the Parties

25.1	Assignments and Transfers

No Party may:

(a)	assign any of its rights; or

(b)	transfer any of its rights and obligations,

in respect of any Debt Documents or the Liabilities except as permitted by this Clause 25.

25.2	Change of Senior Lender or Stream Purchaser

A Senior Lender or Stream Purchaser may:

(a)	assign any of its rights; or

(b)	transfer by novation any of its rights and obligations,

in respect of any Debt Documents or the Liabilities if:

(i)	that assignment or transfer is in accordance with the terms of the relevant Senior Facilities Agreement or Stream Agreement (as the case may be) to which it is a party; and

(ii)	any assignee or transferee has (if not already a Party as a Senior Lender or Stream Purchaser (as the case may be)) acceded to this Agreement, as a Senior Lender or a Stream Purchaser (as the case may be), pursuant to Clause 25.12 (Creditor Accession Undertaking).

25.3	New Senior Lender or Stream Purchaser

(a)	If a person is or becomes a Senior Lender in accordance with the terms of the applicable Senior Facilities Agreement entered into in connection with any Senior New Facility Liabilities or Senior Refinancing Facility Liabilities (as the case may be), such person (if not already a Party to this Agreement) shall accede to this Agreement as a Senior Lender pursuant to Clause 25.12 (Creditor Accession Undertaking).

(b)	If a person is or becomes a Stream Purchaser in accordance with the terms of the applicable Stream Agreement entered into in connection with any New Stream Liabilities, such person (if not already a Party to this Agreement) shall accede to this Agreement as a Stream Purchaser pursuant to Clause 25.12 (Creditor Accession Undertaking).

25.4	New Senior Hedge Counterparty

No person shall become a Senior Hedge Counterparty unless, at the same time, it accedes to this Agreement as a Senior Hedge Counterparty pursuant to Clause 25.12 (Creditor Accession Undertaking).

25.5	Change of Senior Hedge Counterparty

A Senior Hedge Counterparty may (in accordance with the terms of the relevant Senior Hedging Agreement and subject to any consent required under that Senior Hedging Agreement) transfer any of its rights or obligations in respect of the Senior Hedging Agreements to which it is a party if any transferee has (if not already a Party as a Senior Hedge Counterparty) acceded to:

(a)	this Agreement, pursuant to Clause 25.12 (Creditor Accession Undertaking); and

(b)	the relevant Senior Facilities Agreement,

as a Senior Hedge Counterparty.

25.6	Change of Senior Agent or Senior Arranger

No person shall become a Senior Agent or Senior Arranger unless, at the same time, it accedes to this Agreement as a Senior Agent or Senior Arranger, as the case may be, pursuant to Clause 25.12 (Creditor Accession Undertaking).

25.7	New Shareholder Creditor

Without prejudice to the restrictions under the Senior CTA and each Stream Agreement, if the Company or any other Debtor or member of the Group becomes a borrower in respect of Financial Indebtedness from any direct or indirect shareholder in the Company or the Management Company, the Company and each Debtor will procure, as a condition precedent to such Financial Indebtedness being made available, that the person giving that loan, granting that credit or making that other financial arrangement (if not already a Party as a Shareholder Creditor) accedes to this Agreement as a Shareholder Creditor pursuant to Clause 25.12 (Creditor Accession Undertaking) and, where such person is an Affiliate of any Debtor and is providing Financial Indebtedness to any of the Mining Companies or the Management Company, grants security over such Financial Indebtedness in favour of the Security SPV for the benefit of the Primary Creditors in form and substance satisfactory to the Instructing Group and the Majority Stream Purchaser(s) under each Stream Agreement.

25.8	Change of Intra-Group Lender

Subject to Clause 7.4 (Acquisition of Intra-Group Liabilities) and to the terms of the other Debt Documents, any Intra-Group Lender may:

(a)	assign any of its rights; or

(b)	transfer any of its rights and obligations,

in respect of the Intra-Group Liabilities to another member of the Group if that member of the Group has (if not already a Party as an Intra-Group Lender) acceded to this Agreement as an Intra-Group Lender, pursuant to Clause 25.12 (Creditor Accession Undertaking).

25.9	New Intra-Group Lender

If any Intra-Group Lender or any member of the Group makes any loan to or grants any credit to or makes any other financial arrangement having similar effect with any Debtor, the Company will procure that the person giving that loan, granting that credit or making that other financial arrangement (if not already a Party as an Intra-Group Lender) accedes to this Agreement as an Intra-Group Lender, pursuant to Clause 25.12 (Creditor Accession Undertaking).

25.10	No change of Management Company

The Management Company shall not transfer any of its rights and obligations to a successor entity save as expressly provided for in this Agreement.

25.11	New Security Provider

The Company and the Security SPV shall ensure that any person that provides any Additional Shared Collateral shall at the same time accede to this Agreement as a Security Provider to the extent that it has not already so acceded.

25.12	Creditor Accession Undertaking

(a)	With effect from the date of acceptance by the Intercreditor Agent of a Creditor Accession Undertaking duly executed and delivered to the Intercreditor Agent by the relevant acceding party or, if later, the date specified in that Creditor Accession Undertaking:

(i)	any Party ceasing entirely to be a Creditor shall be discharged from further obligations towards the Intercreditor Agent and other Parties under this Agreement and their respective rights against one another shall be cancelled (except in each case for those rights which arose prior to that date); and

(ii)	as from that date, the replacement or new Creditor shall assume the same obligations and become entitled to the same rights, as if it had been an original Party in the capacity specified in the Creditor Accession Undertaking.

(b)	The Intercreditor Agent may not accept a Creditor Accession Undertaking under this Clause 25.12 unless each of the Intercreditor Agent and the Security SPV have first carried out:

(i)	any necessary "know your customer" or similar checks under, or to ensure compliance with, all applicable laws and regulations (including, but not limited to, the South African Financial Intelligence Centre Act, 2004, the Protection of Constitutional Democracy Against Terrorist and Related Activities Act, 2008 and the Non-Proliferation of Weapons of Mass Destruction Act, 1993); and

(ii)	any required checks regarding applicable Sanctions (including the acceding party being a Sanctioned Entity, having participated in any Sanctioned Transaction, or being placed on a Sanctions List),

in relation to the relevant acceding party and the results of those checks are satisfactory to the Majority Senior Creditors, the Majority Stream Purchaser(s) in respect of each Initial Stream Agreement and the Security SPV (and such checks and confirmation of satisfaction shall be carried out and given promptly).

25.13	New Debtor

(a)	If any member of the Group:

(i)	incurs any Liabilities; or

(ii)	subject to Clause 3.6 (Future Non-Shared Collateral and Non-Shared Guarantee), gives any Security, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities,

the Debtors will procure that the person incurring those Liabilities or giving that assurance, if not already a Debtor under this Agreement, accedes to this Agreement as a Debtor pursuant to a Debtor Accession Deed, in accordance with paragraph (b) below, no later than contemporaneously with the incurrence of those Liabilities or the giving of that assurance.

(b)	With effect from the date of acceptance by the Intercreditor Agent of a Debtor Accession Deed duly executed and delivered to the Intercreditor Agent by the new Debtor or, if later, the date specified in the Debtor Accession Deed, the new Debtor shall assume the same obligations and become entitled to the same rights as if it had been an original Party as a Debtor.

25.14	Additional Parties

Each of the Parties appoints the Intercreditor Agent to receive on its behalf each Debtor Accession Deed and Creditor Accession Undertaking delivered to the Intercreditor Agent and the Intercreditor Agent shall, as soon as reasonably practicable after receipt by it, sign and accept the same if it appears on its face to have been completed, executed and, where applicable, delivered in the form contemplated by this Agreement or, where applicable, by the relevant Senior Facilities Agreement or Stream Agreement (as the case may be).

25.15	Resignation of a Debtor

(a)	The Company may request that a Debtor ceases to be a Debtor by delivering to the Intercreditor Agent a Debtor Resignation Request.

(b)	The Intercreditor Agent shall accept a Debtor Resignation Request and notify the Company and each other Party of its acceptance if:

(i)	the Company has confirmed that no Default is continuing or would result from the acceptance of the Debtor Resignation Request, and the Intercreditor Agent is satisfied as to the accuracy of this confirmation;

(ii)	the relevant Debtor does not have any outstanding Borrowing Liabilities or Stream Liabilities to any Primary Creditor;

(iii)	each Senior Agent notifies the Intercreditor Agent that that Debtor is under no actual or contingent obligations in respect of the Senior Liabilities;

(iv)	each Stream Purchaser notifies the Intercreditor Agent that that Debtor is under no actual or contingent obligations in respect of Stream Liabilities under the relevant Stream Agreement;

(v)	each Senior Hedge Counterparty notifies the Intercreditor Agent that that Debtor is under no actual or contingent obligations to that Senior Hedge Counterparty in respect of the Senior Hedging Liabilities;

(vi)	the Company confirms that that Debtor is under no actual or contingent obligations in respect of the Intra-Group Liabilities; and

(vii)	the Company confirms that that Debtor is under no actual or contingent obligations in respect of the Shareholder Liabilities.

(c)	Upon notification by the Intercreditor Agent to the Company of its acceptance of the resignation of a Debtor, that member of the Group shall cease to be a Debtor and shall have no further rights or obligations under this Agreement as a Debtor.

25.16	Release of Stream Purchasers

With effect from the relevant Stream Security Release Date, the Stream Purchasers shall be released from their rights and obligations under this Agreement with the exception of Clauses 2 (Ranking and Priority), 18 (Pre-Enforcement Proceeds), 19 (Application of Proceeds), 25 (Changes to the Parties), 26.5 (Interest on Demand), 28 (Notices), 29 (Preservation), 30 (Consents, Amendments and Override) (in respect of this Clause 25.16, and the Clauses referred to herein), 32 (Governing Law) and 33 (Enforcement).

Section 8
Additional Payment Obligations

26.	Costs and Expenses

26.1	Transaction Expenses

The Company shall, promptly on demand, pay the Intercreditor Agent and Security SPV the amount of all costs and expenses (including legal fees) (together with any applicable VAT) reasonably incurred by the Intercreditor Agent, the Security SPV, any Receiver and/or Delegate in connection with the negotiation, preparation, printing, execution and perfection of:

(a)	this Agreement and any other documents referred to in this Agreement and the Transaction Security; and

(b)	any other Debt Documents.

26.2	Amendment Costs

If a Debtor requests an amendment, waiver or consent, the Company shall, within three Business Days of demand, reimburse the Intercreditor Agent for the amount of all costs and expenses (including legal fees) (together with any applicable VAT) reasonably incurred by the Intercreditor Agent (and by any Receiver or Delegate) in responding to, evaluating, negotiating or complying with that request or requirement.

26.3	Enforcement and Preservation Costs

The Company shall, within three Business Days of demand, pay to the Intercreditor Agent and the Security SPV the amount of all costs and expenses (including legal fees and together with any applicable VAT) incurred by it (i) in connection with the enforcement of or the preservation of any rights under any Debt Document and the Transaction Security and any proceedings instituted by or against the Security SPV as a consequence of taking or holding the Transaction Security or enforcing these rights, or (ii) in connection with any indemnity payments made to the Intercreditor Agent under Clause 23.11 (Primary Creditors’ Indemnity to the Intercreditor Agent).

26.4	Stamp Taxes

The Company shall pay and, within three Business Days of demand, indemnify the Intercreditor Agent and Security SPV against any cost, loss or liability the Intercreditor Agent or Security SPV incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Debt Document.

26.5	Interest on Demand

If any Creditor or Debtor fails to pay any amount payable by it under this Agreement on its due date, interest shall accrue on the overdue amount (and be compounded with it) from the due date up to the date of actual payment (both before and after judgment and to the extent interest at a default rate is not otherwise being paid on that sum) at the rate which is:

(a)	in respect of amounts due by a Debtor to a Stream Purchaser in respect of an Initial Stream Agreement (without double counting), at a per annum rate equal to 14% from and after the due date, calculated and paid calendar monthly in arrears and compounded calendar monthly; and

(b)	in respect of all other amounts, 2 (two) per cent. per annum over the rate at which the Intercreditor Agent would be able to obtain by placing on deposit with a leading bank an amount comparable to the unpaid amounts in the currencies of those amounts for any period(s) that the Intercreditor Agent may from time to time select provided that if any such rate is below zero, that rate will be deemed to be zero.

Section 9
Administration

27.	Information

27.1	Dealings with Intercreditor Agent, Senior Agent and Security SPV

(a)	Each Senior Facility Creditor shall deal with the Intercreditor Agent exclusively through its Senior Agent and the Stream Purchasers and the Senior Hedge Counterparties shall deal directly with the Intercreditor Agent and shall not deal through any agent that may be acting on their behalf in any capacity.

(b)	No Senior Facility Creditor, Senior Hedge Counterparty or Stream Purchaser shall deal directly with the Security SPV except through the Intercreditor Agent (save in the case of making a demand under a Security SPV Guarantee permitted pursuant to the terms of this Agreement).

(c)	No Senior Agent shall be under any obligation to act as agent or otherwise on behalf of any Senior Hedge Counterparty or Stream Purchaser.

27.2	Disclosure Between Primary Creditors, Intercreditor Agent and Security SPV

Notwithstanding any agreement to the contrary, each of the Debtors consents, until the Final Release Date, to the disclosure by any Primary Creditor, the Intercreditor Agent and/or the Security SPV to each other (whether or not through a Senior Agent or the Intercreditor Agent) of such information concerning the Debtors as any such Primary Creditor, the Intercreditor Agent or the Security SPV shall see fit.

27.3	Notification of Prescribed Events

(a)	If a Senior Event of Default either occurs or ceases to be continuing the relevant Senior Agent shall, upon becoming aware of that occurrence or cessation, notify the Intercreditor Agent and the Intercreditor Agent shall, upon receiving that notification, notify each other Party.

(b)	If a Senior Payment Default either occurs or ceases to be continuing the relevant Senior Agent shall notify the Intercreditor Agent and the Intercreditor Agent shall, upon receiving that notification, notify each Stream Purchaser.

(c)	If a Senior Acceleration Event occurs, or is waived, the relevant Senior Agent shall notify the Intercreditor Agent and the Intercreditor Agent shall, upon receiving that notification, notify each other Party.

(d)	If a Stream Acceleration Event occurs the relevant Stream Purchaser shall notify the Intercreditor Agent and the Intercreditor Agent shall, upon receiving that notification, notify each other Party.

(e)	If the Intercreditor Agent receives a Stream Termination Notice or Stream Default Notice under Clause 6.6 (Permitted Enforcement: Stream Purchasers) it shall, upon receiving that notice, notify, and send a copy of that notice to, each Senior Agent and each other Party.

(f)	If the Security SPV enforces, or takes formal steps to enforce, any of the Transaction Security it shall notify each Party of that action.

(g)	If any Primary Creditor exercises any right it may have to enforce, or to take formal steps to enforce, any of the Transaction Security it shall notify the Intercreditor Agent and the Intercreditor Agent shall, upon receiving that notification, notify each Party of that action.

(h)	If a Debtor defaults on any Payment due under a Senior Hedging Agreement or any event or circumstance occurs which entitles the Senior Hedge Counterparty to terminate or close-out the Senior Hedging Agreement under Clause 5.8 (Permitted Enforcement: Senior Hedge Counterparties), the Senior Hedge Counterparty which is party to that Senior Hedging Agreement shall, upon becoming aware of that default, event or circumstance, notify the Intercreditor Agent and the Intercreditor Agent shall, upon receiving that notification, notify each Senior Agent, each other Senior Hedge Counterparty and each Stream Purchaser.

(i)	If a Senior Hedge Counterparty terminates or closes-out the Senior Hedging Agreement under Clause 5.8 (Permitted Enforcement: Senior Hedge Counterparties) it shall notify the Intercreditor Agent and the Intercreditor Agent shall, upon receiving that notification, notify each Senior Agent, Stream Purchaser and each other Senior Hedge Counterparty.

(j)	If the Intercreditor Agent receives a notice under paragraph (a) of Clause 6.7 (Option to Purchase: Stream Purchasers) it shall upon receiving that notice, notify, and send a copy of that notice to, each relevant Senior Agent.

(k)	If the Intercreditor Agent receives a notice under paragraph (a) of Clause 6.8 (Hedge Transfer: Stream Purchasers) it shall upon receiving that notice, notify, and send a copy of that notice to, each Senior Hedge Counterparty and each Senior Agent.

28.	Notices

28.1	Communications in Writing

Any communication to be made under or in connection with this Agreement shall be made in writing and, unless otherwise stated, may be made by fax or letter.

28.2	Intercreditor Agent’s Communications with Primary Creditors

The Intercreditor Agent shall be entitled to carry out all dealings:

(a)	with the Senior Facilities Creditors through their respective Senior Agents and may give to the Senior Agents, as applicable, any notice, document or other communication required to be given by the Intercreditor Agent to a Senior Facility Creditor;

(b)	with each Stream Purchaser directly with that Stream Purchaser;

(c)	with each Senior Hedge Counterparty directly with that Senior Hedge Counterparty; and

(d)	with the Security SPV directly with the Security SPV.

28.3	Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with this Agreement is:

(a)	in the case of the Parent:

Oak House, Hirzel Street

St Peter Port, Guernsey

GY1 3RH

E-mail: [***] and [***] and [***].

(b)	in the case of the Debtors (other than the Parent):

Unit FF04, First Floor

Southdowns Office Park, Block C

Cnr John Vorster & Karee Road

Irene Ext 54, 0157

E-mail: [***] and [***] and [***].

(c)	in the case of the Intercreditor Agent and the Security SPV, that identified with its name below; and

(d)	in the case of each other Party, that identified with its name below or notified in writing to the Intercreditor Agent on or prior to the date on which it becomes a Party,

or any substitute address, fax number or department or officer which that Party may notify to the Intercreditor Agent (or the Intercreditor Agent may notify to the other Parties, if a change is made by the Intercreditor Agent) by not less than five (5) Business Days’ notice.

28.4	Delivery

(a)	Any communication or document made or delivered by one person to another under or in connection with this Agreement will only be effective:

(i)	if by way of fax, when received in legible form; or

(ii)	if by way of letter, when it has been left at the relevant address or five (5) Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address,

and, if a particular department or officer is specified as part of its address details provided under Clause 28.3 (Addresses), if addressed to that department or officer.

(b)	Any communication or document to be made or delivered to the Intercreditor Agent or Security SPV will be effective only when actually received by the Intercreditor Agent or Security SPV and then only if it is expressly marked for the attention of the department or officer identified with the Intercreditor Agent or Security SPV’s signature below (or any substitute department or officer as the Intercreditor Agent or Security SPV shall specify for this purpose).

(c)	Any communication or document made or delivered to the Company in accordance with this Clause 28.4 will be deemed to have been made or delivered to each of the Debtors.

(d)	Any communication or document which becomes effective, in accordance with paragraphs (a) to (c) above, after 5:00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

28.5	Notification of Address and Fax Number

Promptly upon receipt of notification of an address and fax number or change of address or fax number pursuant to Clause 28.3 (Addresses) or changing its own address or fax number, the Intercreditor Agent shall notify the other Parties.

28.6	Electronic Communication

(a)	Any communication or document to be made or delivered by one Party to another under or in connection with this Agreement may be made or delivered by electronic mail or other electronic means (including by way of posting to a secure website) if those two Parties:

(i)	notify each other in writing of their electronic mail address and/or any other information required to enable the transmission of information by that means; and

(ii)	notify each other of any change to their address or any other such information supplied by them by not less than five Business Days’ notice.

(b)	Any such electronic communication or delivery as specified in paragraph (a) above to be made between a Debtor or an Intra-Group Lender and the Intercreditor Agent or a Primary Creditor may only be made in that way to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication or delivery.

(c)	Any such electronic communication or document as specified in paragraph (a) above made or delivered by one Party to another will be effective only when actually received (or made available) in readable form and in the case of any electronic communication or document made or delivered by a Party to the Intercreditor Agent only if it is addressed in such a manner as the Intercreditor Agent shall specify for this purpose.

(d)	Any electronic communication or document which becomes effective, in accordance with paragraph (c) above, after 5:00 p.m. in the place in which the Party to whom the relevant communication or document is sent or made available has its address for the purpose of this Agreement shall be deemed only to become effective on the following day.

(e)	Any reference in this Agreement to a communication being sent or received or a document being delivered shall be construed to include that communication or document being made available in accordance with this Clause 28.6.

28.7	English Language

(a)	Any notice given under or in connection with this Agreement must be in English.

(b)	All other documents provided under or in connection with this Agreement must be:

(i)	in English; or

(ii)	if not in English, and if so required by the Intercreditor Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

29.	Preservation

29.1	Partial Invalidity

If, at any time, any provision of a Debt Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of that provision under the law of any other jurisdiction will in any way be affected or impaired.

29.2	No Impairment

If, at any time after its date, any provision of a Debt Document (including this Agreement) is not binding on or enforceable in accordance with its terms against a person expressed to be a party to that Debt Document, neither the binding nature nor the enforceability of that provision or any other provision of that Debt Document will be impaired as against the other party(ies) to that Debt Document.

29.3	Remedies and Waivers

No failure to exercise, nor any delay in exercising, on the part of any Party, any right or remedy under a Debt Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any Debt Document. No election to affirm any Debt Document on the part of a Secured Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Debt Document are cumulative and not exclusive of any rights or remedies provided by law.

29.4	Waiver of Defences

The provisions of this Agreement or any Transaction Security will not be affected by an act, omission, matter or thing which, but for this Clause 29.4, would reduce, release or prejudice the subordination and priorities expressed to be created by this Agreement including (whether or not known to any Party):

(a)	any time, waiver or consent granted to, or composition with, any Debtor or other person;

(b)	the release of any Debtor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

(c)	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Debtor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any Security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any Debtor or other person;

(e)	any amendment, novation, supplement, extension (whether of maturity or otherwise) or restatement (in each case, however fundamental and of whatsoever nature, and whether or not more onerous) or replacement of a Debt Document or any other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Debt Document or any other document or security;

(g)	any intermediate Payment of any of the Liabilities owing to the Primary Creditors in whole or in part; or

(h)	any insolvency or similar proceedings.

29.5	Priorities Not Affected

Except as otherwise provided in this Agreement the priorities referred to in Clause 2 (Ranking and Priority) will:

(a)	not be affected by any reduction or increase in the principal amount secured by the Transaction Security in respect of the Liabilities owing to the Primary Creditors or by any intermediate reduction or increase in, amendment or variation to any of the Debt Documents, or by any variation or satisfaction of, any of the Liabilities or any other circumstances;

(b)	apply regardless of the order in which or dates upon which this Agreement and the other Debt Documents are executed or registered or notice of them is given to any person; and

(c)	secure the Liabilities owing to the Primary Creditors in the order specified, regardless of the date upon which any of the Liabilities arise or of any fluctuations in the amount of any of the Liabilities outstanding.

30.	Consents, Amendments and Override

30.1	Required Consents

(a)	Subject to paragraph (b) below, to Clause 30.4 (Exceptions), to Clause 30.5 (Excluded Senior Credit Participations and Stream Commitments) and to Clause 30.6 (Disenfranchisement of Sponsor Affiliates):

(i)	Clause 20.1 (Equalisation Definitions) to Clause 20.3 (Equalisation) may be amended or waived with the consent of each Senior Agent, the Majority Senior Lenders and the Intercreditor Agent to the extent that that amendment or waiver does not directly or indirectly affect the Stream Purchasers; and

(ii)	subject to paragraph (i) above, this Agreement may be amended or waived only with the consent of each Senior Agent, the Majority Senior Lenders, the Majority Stream Purchaser(s) in respect of each Initial Stream Agreement and the Intercreditor Agent.

(b)	An amendment or waiver that has the effect of changing or which relates to:

(i)	Clauses 1 (Definitions) to 9 (Management Company Liabilities), Clause 12 (Redistribution), Clause 13 (Security SPV Enforcement and Transaction Security), Clause 14 (Non-Distressed Disposals), Clause 15 (Distressed Disposals and Appropriation), Clause 17 (Further Assurance – Disposals and Releases), Clause 18 (Pre-Enforcement Proceeds), Clause 19 (Application of Proceeds), Clause 21 (New Senior Facilities Liabilities or Refinancing of Senior Facilities Liabilities), Clause 22 (New Stream Liabilities), Clause 25 (Changes to the Parties) or this Clause 30 (Consents, Amendments and Override);

(ii)	Paragraphs (d)(iii), (e) and (f) of Clause 23.2 (Instructions); or

(iii)	the order of priority or subordination under this Agreement,

shall not be made without the consent of:

(A)	each Senior Agent;

(B)	the Senior Lenders;

(C)	each Stream Purchaser in respect of each Stream Agreement;

(D)	each Senior Hedge Counterparty (to the extent that the amendment or waiver would adversely affect the Senior Hedge Counterparty); and

(E)	the Security SPV.

30.2	Amendments and Waivers: Security Documents

(a)	Subject to paragraph (b) below and to Clause 30.4 (Exceptions), the Security SPV may, if authorised by:

(i)	the Intercreditor Agent (acting on the instructions of the Instructing Group); and

(ii)	only if the amendment or waiver would directly or indirectly adversely affect any Stream Purchaser, the Majority Stream Purchaser(s) (i) in respect of each Initial Stream Agreement or, (ii) after the Stream Security Release Date has occurred in respect of all Initial Stream Agreements, in respect of each Additional Stream Agreement), and if the Company consents, amend the terms of, waive any of the requirements of or grant consents under, any of the Security Documents which shall be binding on each Party.

(b)	Subject to paragraph (c) of Clause 30.4 (Exceptions), any amendment or waiver of, or consent under, any Security Document which has the effect of changing or which relates to:

(i)	the nature or scope of the Charged Property;

(ii)	the manner in which the proceeds of enforcement of the Transaction Security are distributed; or

(iii)	the release of any Transaction Security,

shall not be made without the prior consent of the Senior Facilities Creditors whose consent to that amendment, waiver or consent is required under the Senior Facilities Agreements, the Stream Purchasers whose consent to that amendment, waiver or consent is required under each Stream Agreement and the Senior Hedge Counterparties whose consent to that amendment, waiver or consent is required under the Senior Hedging Agreements.

30.3	Effectiveness

(a)	Any amendment, waiver or consent given in accordance with this Clause 30 will be binding on all Parties and the Intercreditor Agent or the Security SPV (as the case may be) may effect, on behalf of any Primary Creditor, any amendment, waiver or consent permitted by this Clause 30.

(b)	Without prejudice to the generality of Clause 23.7 (Rights and Discretions) the Intercreditor Agent may engage, pay for and rely on the services of lawyers in determining the consent level required for and effecting any amendment, waiver or consent under this Agreement.

30.4	Exceptions

(a)	Subject to paragraphs (c) and (d) below, if the amendment, waiver or consent may impose new or additional obligations on or withdraw or reduce the rights of any Party other than:

(i)	in the case of a Primary Creditor (other than any Senior Agent or any Senior Arranger), in a way which affects or would affect Primary Creditors of that Party’s class generally; or

(ii)	in the case of a Debtor, to the extent consented to by the Company under paragraph (a) of Clause 30.2 (Amendments and Waivers: Security Documents),

the consent of that Party is required.

(b)	Subject to paragraphs (c) and (d) below, an amendment, waiver or consent which relates to the rights or obligations of a Senior Agent, a Senior Arranger, the Intercreditor Agent (including any ability of the Intercreditor Agent to act in its discretion under this Agreement) or a Senior Hedge Counterparty may not be effected without the consent of that Senior Agent or, as the case may be, that Senior Arranger, the Intercreditor Agent or that Senior Hedge Counterparty.

(c)	Neither paragraph (a) nor (b) above, nor paragraph (b) of Clause 30.2 (Amendments and Waivers: Security Documents) shall apply:

(i)	to any release of Transaction Security, claim or Liabilities; or

(ii)	to any consent.

which, in each case, the Security SPV gives in accordance with Clause 14 (Non-Distressed Disposals) or Clause 15 (Distressed Disposals and Appropriation).

(d)	Paragraphs (a) and (b) above shall apply to a Senior Arranger only to the extent that Liabilities are then owed to that Senior Arranger.

30.5	Excluded Senior Credit Participations and Stream Participations

(a)	If in relation to:

(i)	a request for a Consent in relation to any of the terms of this Agreement;

(ii)	a request to participate in any other vote of Senior Creditors or Stream Purchasers under the terms of this Agreement;

(iii)	a request to approve any other action under this Agreement;

(iv)	a request to provide any confirmation or notification under this Agreement; or

(v)	a request to provide details of an Exposure,

any Primary Creditor:

(A)	fails to respond to that request within 20 Business Days of that request being made; or

(B)	(in the case of paragraphs (i) to (iii) above), fails to provide details of its Senior Credit Participation or Stream Participation (as the case may be) to the Intercreditor Agent within the timescale specified by the Intercreditor Agent, then the provisions of paragraph (b) below shall apply.

(b)	In the case of:

(i)	paragraphs (a)(i) to (iii) above, that Primary Creditor’s Senior Credit Participation or Stream Participation (as the case may be) shall be deemed to be zero for the purpose of calculating the Senior Credit Participations or Stream Participations when ascertaining whether any relevant percentage (including, for the avoidance of doubt, unanimity) of Senior Credit Participations or Stream Participations has been obtained to give that Consent, carry that vote or approve that action;

(ii)	paragraphs (a)(i) to (iii) above, that Primary Creditor’s status as a Senior Creditor or Stream Purchaser shall be disregarded for the purposes of ascertaining whether the agreement of any specified group of Primary Creditors has been obtained to give that Consent, carry that vote or approve that action;

(iii)	paragraph (iv) above, that confirmation or notification shall be deemed to have been given; and

(iv)	paragraph (v) above, that Primary Creditor’s Exposure shall be deemed to be zero.

30.6	Disenfranchisement of Sponsor Affiliates

(a)	For so long as a Sponsor Affiliate (i) beneficially owns any Senior Commitment, (ii) beneficially owns an interest as a Stream Purchaser under a Stream Agreement or (iii) has entered into a sub-participation agreement relating to a Senior Commitment, a Stream Agreement or other agreement or arrangement having a substantially similar economic effect and such agreement or arrangement has not been terminated, in ascertaining:

(i)	the Majority Senior Creditors;

(ii)	the Majority Senior Lenders;

(iii)	the Majority Stream Purchaser(s) in respect of each Stream Agreement; or

(iv)	whether:

(A)	any relevant percentage (including, for the avoidance of doubt, unanimity) of Senior Credit Participations or Stream Participations; or

(B)	the agreement of any specified group of Primary Creditors,

has been obtained to approve any request for a Consent or to carry any other vote or approve any action under this Agreement,

that Senior Commitment or relevant Stream Participation shall be deemed to be zero and, subject to paragraph (b) below, that Sponsor Affiliate (or the person with whom it has entered into that sub-participation, other agreement or arrangement) shall be deemed not to be a Senior Lender or a Stream Purchaser, as the case may be.

(b)	Each Sponsor Affiliate that is a Senior Lender or a Stream Purchaser agrees that:

(i)	in relation to any meeting or conference call to which all the Senior Creditors, all the Primary Creditors, all the Stream Purchasers or any combination of those groups of Primary Creditors are invited to attend or participate, it shall not attend or participate in the same if so requested by the Intercreditor Agent or, unless the Intercreditor Agent otherwise agrees, be entitled to receive the agenda or any minutes of the same; and

(ii)	it shall not, unless the Intercreditor Agent acting on the instructions of the Majority Senior Creditors and the Majority Stream Purchaser(s) in respect of each Stream Agreement otherwise agrees, be entitled to receive any report or other document prepared at the behest of, or on the instructions of, the Intercreditor Agent or one or more of the Primary Creditors.

30.7	Disenfranchisement of Defaulting Creditors

(a)	For so long as a Defaulting Senior Lender has any Available Commitment:

(i)	in ascertaining:

(A)	the Majority Senior Creditors;

(B)	the Majority Senior Lenders; or

(C)	whether:

(1)	any relevant percentage (including, for the avoidance of doubt, unanimity) of Senior Credit Participations; or

(2)	the agreement of any specified group of Primary Creditors,

has been obtained to approve any request for a Consent or to carry any other vote or approve any action under this Agreement,

that Defaulting Senior Lender’s Senior Commitments will be reduced by the amount of its Available Commitments and, to the extent that that reduction results in that Defaulting Senior Lender’s Senior Commitments being zero, that Defaulting Senior Lender shall be deemed not to be a Senior Lender.

(b)	In relation to any Defaulting Stream Purchaser which has any outstanding commitment (whether conditional or unconditional) to pay its share of an instalment of any prepayment amount or deposit in accordance with the provisions of a Stream Agreement (the “Outstanding Stream Commitment”):

(i)	in ascertaining:

(A)	the Majority Stream Purchaser(s) in respect of each Stream Agreement; or

(B)	whether:

(1)	any relevant percentage (including, for the avoidance of doubt, unanimity) of Stream Participations; or

(2)	the agreement of any specified group of Primary Creditors,

has been obtained to approve any request for a Consent or to carry any other vote or approve any action under this Agreement,

that Defaulting Stream Purchaser’s relevant Stream Participation will be reduced by the amount of its Outstanding Stream Commitment and, to the extent that that reduction results in that Defaulting Stream Purchaser’s relevant Stream Participation being zero, that Defaulting Stream Purchaser shall be deemed not to be a Stream Purchaser during the period of such Outstanding Stream Commitment.

(c)	For the purposes of this Clause 30.7, the Intercreditor Agent may assume that any Senior Lender or Stream Purchaser is a Defaulting Creditor if that Senior Lender (or any Senior Agent acting on behalf of that Senior Lender) or Stream Purchaser has notified the Intercreditor Agent that it has become a Defaulting Creditor, unless the Intercreditor Agent has received notice to the contrary from the Senior Lender (or any Senior Agent acting on behalf of that Senior Lender) or Stream Purchaser concerned (together with any supporting evidence reasonably requested by the Intercreditor Agent) or the Intercreditor Agent is otherwise aware that the relevant Senior Lender or Stream Purchaser (as the case may be) has ceased to be a Defaulting Creditor.

30.8	Deemed Consent

(a)	If, at any time prior to the Senior Discharge Date, the Senior Facilities Creditors give a Consent in respect of the Senior Finance Documents then, if that action was permitted by the terms of this Agreement, the Intra-Group Lenders, the Shareholder Creditors, the Management Company, the Company and any Debtors will (or will be deemed to):

(i)	give a corresponding Consent in equivalent terms in relation to each of the Debt Documents to which they are a party; and

(ii)	do anything (including executing any document) that the Senior Facilities Creditors may reasonably require to give effect to this paragraph (a).

(b)	If, at any time on or before the Stream Security Release Date has occurred under all of the Stream Agreements, the Majority Stream Purchaser(s) under a Stream Agreement give a Consent in respect of such Stream Agreement(s) then, if that action was permitted by the terms of this Agreement, the Intra-Group Lenders, the Shareholder Creditors, the Management Company, the Company and any Debtors will (or will be deemed to):

(i)	give a corresponding Consent in equivalent terms in relation to each of the Debt Documents to which they are a party; and

(ii)	do anything (including executing any document) that the Stream Purchasers may reasonably require to give effect to this paragraph (b),

unless the Company notifies the relevant Stream Purchaser(s) that the giving of such Consent or the taking of any such action would conflict with:

(A)	any Consent referred to in Clause 30.8(a); or

(B)	any provision of a Senior Finance Document.

30.9	Excluded Consents

Clause 30.8 (Deemed Consent) does not apply to any Consent which has the effect of:

(a)	increasing or decreasing the Liabilities;

(b)	changing the basis upon which any Permitted Payments are calculated (including the timing, currency or amount of such Payments); or

(c)	changing the terms of this Agreement or of any Security Document.

30.10	Stream Administrative Consents

If a Senior Agent or the requisite majority of Senior Facilities Creditors under the Senior Facilities Agreement gives or give any Consent which is of a minor technical or administrative nature, or which corrects a manifest error, in respect of the Senior Finance Documents which, in each case, does not adversely affect the interests of the Stream Purchasers or change the commercial terms contained in the Stream Agreements then, if that action was permitted by the terms of this Agreement, the Stream Purchasers will (or will be deemed to):

(a)	give a corresponding Consent in equivalent terms in relation to each of the Debt Documents to which they are a party; and

(b)	do anything (including executing any document) that the Senior Facilities Creditors may reasonably require to give effect to this Clause 30.10.

30.11	No Liability

None of the Senior Facilities Creditors will be liable to any other Creditor or Debtor for any Consent given or deemed to be given under this Clause 30.

30.12	Agreement to Override

Unless expressly stated otherwise in this Agreement, this Agreement overrides anything in the Debt Documents to the contrary.

31.	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

Section 10
Governing Law and Enforcement

32.	Governing Law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

33.	Enforcement

33.1	Jurisdiction

(a)	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a “Dispute”).

(b)	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)	Notwithstanding paragraph (a) above, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

33.2	Service of Process

(a)	Without prejudice to any other mode of service allowed under any relevant law, each Debtor:

(i)	irrevocably appoints Law Debenture Corporate Services Limited, 8th Floor, 100 Bishopsgate, London, EC2N 4AG as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement; and

(ii)	agrees that failure by a process agent to notify the relevant Debtor of the process will not invalidate the proceedings concerned;

(b)	If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the relevant Debtor must immediately (and in any event within 10 (ten) days of such event taking place) appoint another agent on terms acceptable to the Intercreditor Agent. Failing this, the Intercreditor Agent may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement and executed as a deed by the Intra-Group Lenders and the Debtors and is intended to be and is delivered by them as a deed on the date specified above. The Parties intend that this document shall take effect as a deed notwithstanding the fact that a Party may only execute this document under hand.

Schedule 1

Form of Debtor Accession Deed

This Agreement is made on [●] and made between:

(1)	[Insert Full Name of New Debtor] (the “Acceding Debtor”); and

(2)	[Insert Full Name of Current Intercreditor Agent] (the “Intercreditor Agent”), for itself and each of the other parties to the intercreditor agreement referred to below.

This agreement is made on [date] by the Acceding Debtor in relation to an intercreditor agreement (the “Intercreditor Agreement”) dated [●] between, amongst others, [●] as Company, [●] as Intercreditor Agent, [●] as Senior Agent, [●] as Stream Purchasers, the other Creditors and the other Debtors (each as defined in the Intercreditor Agreement).

The Acceding Debtor intends to [incur Liabilities under the following documents]/[give a guarantee, indemnity or other assurance against loss in respect of Liabilities under the following documents]:

[Insert details (date, parties and description) of relevant documents]

the “Relevant Documents”.

It is Agreed as follows:

1.	Terms defined in the Intercreditor Agreement shall, unless otherwise defined in this Agreement, bear the same meaning when used in this Agreement.

2.	The Acceding Debtor agrees that the Security SPV shall hold any Security granted by the Acceding Debtor pursuant to the terms of Clause [3.2] of the Intercreditor Agreement.

3.	The Acceding Debtor confirms that it intends to be party to the Intercreditor Agreement as a Debtor, undertakes to perform all the obligations expressed to be assumed by a Debtor under the Intercreditor Agreement and agrees that it shall be bound by all the provisions of the Intercreditor Agreement as if it had been an original party to the Intercreditor Agreement as a Debtor.

4.	[In consideration of the Acceding Debtor being accepted as an Intra-Group Lender for the purposes of the Intercreditor Agreement, the Acceding Debtor also confirms that it intends to be party to the Intercreditor Agreement as an Intra-Group Lender, and undertakes to perform all the obligations expressed in the Intercreditor Agreement to be assumed by an Intra-Group Lender and agrees that it shall be bound by all the provisions of the Intercreditor Agreement, as if it had been an original party to the Intercreditor Agreement].**

[4]/[5.]	This Agreement and any non-contractual obligations arising out of or in connection with it are governed by, English law.

This Agreement has been signed on behalf of the Intercreditor Agent and executed as a deed by the Acceding Debtor and is delivered on the date stated above.

**	Include this paragraph in the relevant Debtor Accession Deed if the Acceding Debtor is also to accede as an Intra-Group Lender to the Intercreditor Agreement.

The Acceding Debtor

[Executed as a Deed

By: [Full Name of Acceding Debtor]
Director

By: [Full Name of Acceding Debtor]
Director/Secretary

OR

[Executed as a Deed
By: [Full name of Acceding Debtor]
Signature of Director

By: [Full name of Acceding Debtor]
Name of Director

in the presence of

Signature of witness: Name of witness: Address of witness: Occupation of witness]

Address for notices:

Address:

Fax:

The Intercreditor Agent
[Full Name of Current Intercreditor Agent]

By:
Date:

Schedule 2

Form of Creditor Accession Undertaking

To:	[Insert full name of current Intercreditor Agent] for itself and each of the other parties to the Intercreditor Agreement referred to below.

From:	[Acceding Creditor]

THIS UNDERTAKING is made on [date] by [insert full name of new Senior Lender/Stream Purchaser/Senior Hedge Counterparty/Senior Agent/Senior Arranger/Intra-Group Lender/] (the “Acceding [Senior Lender/Stream Purchaser/Senior Hedge Counterparty/Senior Agent/Senior Arranger/Intra-Group Lender/Shareholder Creditor]”) in relation to the intercreditor agreement (the “Intercreditor Agreement”) dated [●] between, among others, [INSERT NAME OF COMPANY] as company, [INSERT NAME OF INTERCREDITOR AGENT] as Intercreditor Agent, [INSERT NAME OF SENIOR AGENT] as Senior Agent, the other Creditors and the other Debtors (each as defined in the Intercreditor Agreement). Terms defined in the Intercreditor Agreement shall, unless otherwise defined in this Undertaking, bear the same meanings when used in this Undertaking.

In consideration of the Acceding [Senior Lender/Stream Purchaser/Senior Hedge Counterparty/Senior Agent/Senior Arranger/Intra-Group Lender/Shareholder Creditor] being accepted as a [Senior Lender/Stream Purchaser/Senior Hedge Counterparty/Intra-Group Lender/Senior Agent/Senior Arranger/ Shareholder Creditor] for the purposes of the Intercreditor Agreement, the Acceding [Senior Lender/Stream Purchaser/Senior Hedge Counterparty/Senior Agent/Senior Arranger/Intra-Group Lender/Shareholder Creditor] confirms that, as from [date], it intends to be party to the Intercreditor Agreement as a [Senior Lender/Stream Purchaser/Senior Hedge Counterparty/Senior Agent/Senior Arranger/Intra-Group Lender/Shareholder Creditor] and undertakes to perform all the obligations expressed in the Intercreditor Agreement to be assumed by a [Senior Lender/Stream Purchaser/Senior Hedge Counterparty/Senior Agent/Senior Arranger/Intra-Group Lender/Shareholder Creditor] and agrees that it shall be bound by all the provisions of the Intercreditor Agreement, as if it had been an original party to the Intercreditor Agreement.

This Undertaking and any non-contractual obligations arising out of or in connection with it are governed by English law.

This Undertaking has been entered into on the date stated above [and is executed as a deed by the Acceding Creditor, if it is acceding as an Intra-Group Lender and is delivered on the date stated above].

Acceding [Creditor]

[Executed as a Deed]
[insert full name of Acceding Creditor]

By:
Address:
Fax:

Accepted by the Intercreditor Agent

for and on behalf of
[Insert full name of current Intercreditor Agent]

Date:

[Accepted by the Senior Agent]

for and on behalf of
[Insert full name of Senior Agent]

Date:]****

****	Include only in the case of (i) a Hedge Counterparty or (ii) an Ancillary Lender which is an Affiliate of a Senior Lender which is using this undertaking to accede to the Initial Senior Facilities Agreement.

Schedule 3

Form of Debtor Resignation Request

To:           [●] as Intercreditor Agent

From:       [resigning Debtor]

Dated:

Dear Sirs

Intercreditor Agreement
dated [●] (the “Intercreditor Agreement”)

1.	We refer to the Intercreditor Agreement. This is a Debtor Resignation Request. Terms defined in the Intercreditor Agreement have the same meaning in this Debtor Resignation Request unless given a different meaning in this Debtor Resignation Request.

2.	Pursuant to Clause [25.15] (Resignation of a Debtor) of the Intercreditor Agreement we request that [resigning Debtor] be released from its obligations as a Debtor under the Intercreditor Agreement.

3.	We confirm that:

(a)	no Default is continuing or would result from the acceptance of this request; and

(b)	[resigning Debtor] is under no actual or contingent obligations in respect of the Intra-Group Liabilities and the Shareholder Liabilities.

4.	This letter and any non-contractual obligations arising out of or in connection with it are governed by English law.

[resigning Debtor]

By:

Schedule 4

Relevant Entities

Part 1
Initial Senior Agent

Nedbank Limited (acting through its Nedbank Corporate and Investment Banking Division)

[***]Attention: Head of Transaction Management

E-mail: [***]

Part 2
Initial Senior Lender

Nedbank Limited (acting through its Nedbank Corporate and Investment Banking Division)

[***]

Attention: Head of Transaction Management

E-mail: [***]

Part 3
Initial Senior Arranger

Nedbank Limited (acting through its Nedbank Corporate and Investment Banking Division)

135 Rivonia Road
Block F
3rd Floor
Sandton
2196

Attention: Head of Transaction Management

E-mail: [***]

122

Part 4
Initial Platinum Stream Purchaser

OMF Fund III (In) LLC

[***]

Attention: General Counsel

Email: [***]

with a copy to:

Orion Resource Partners (USA) LP

[***]Attention: General Counsel

Email: [***]

123

Part 5
Initial Palladium and Gold Stream Purchaser

OMF Fund III (Kr) LLC

[***]

Attention: General Counsel

Email: [***]

with a copy to:

Orion Resource Partners (USA) LP

[***]

Attention: General Counsel

Email: [***]

124

Part 6
Initial Rhodium Stream Purchaser

OMRF (Ni) LLC

[***]

Attention: General Counsel

Email: [***]

with a copy to:

Orion Resource Partners (USA) LP

[***]

Attention: General Counsel

Email: [***]

125

Signature Pages

Signed for and on behalf of Nedbank Limited (acting through its Nedbank Corporate and Investment Banking Division) as the Initial Senior Agent by:	) )
		Signature	/s/ [***]

		Name (block capitals)	[***]
Director/authorised signatory

		Signature	/s/ [***]

		Name (block capitals)	[***]
Director/authorised signatory

126

Signed for and on behalf of Nedbank Limited (acting through its Nedbank Corporate and Investment Banking Division) as the Initial Senior Lender by:	) )
		Signature	/s/ [***]

		Name (block capitals)	[***]
Director/authorised signatory

		Signature	/s/ [***]

		Name (block capitals)	[***]
Director/authorised signatory

127

Signed for and on behalf of Nedbank Limited (acting through its Nedbank Corporate and Investment Banking Division) as the Initial Senior Arranger by:	) )
		Signature	/s/ [***]

		Name (block capitals)	[***]
Director/authorised signatory

		Signature	/s/ [***]

		Name (block capitals)	[***]
Director/authorised signatory

128

Signed for and on behalf of OMF Fund III (In) LLC as the Initial Platinum Stream Purchaser by:	) )	Signature	/s/ [***]

		Name (block capitals)	[***]
Director/authorised signatory

129

Signed for and on behalf of OMF Fund III (Kr) LLC as the Initial Palladium and Gold Stream Purchaser by:	) )	Signature	/s/ [***]

		Name (block capitals)	[***]
Director/authorised signatory

130

Signed for and on behalf of OMRF (Ni) LLC as the Initial Rhodium Stream Purchaser by:	) )	Signature	/s/ [***]

		Name (block capitals)	[***]
Director/authorised signatory

131

Signed for and on behalf of Sedibelo Resources Limited as the Parent by:	) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

/s/ [***]
Signature of witness

Name of witness: [***]

Address of witness: [***]

132

Signed for and on behalf of Platinum Investor Consortium Proprietary Limited as the Initial Shareholder Creditor by:	) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director/authorised signatory

133

Executed as a deed, but not delivered until the first date specified on the first page, by Sedibelo Group Services Proprietary Limited as the Management Company:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

134

Executed as a deed, but not delivered until the first date specified on the first page, by Pilanesberg Platinum Mines Proprietary Limited as the Company:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

135

Executed as a deed, but not delivered until the first date specified on the first page, by Itereleng Bakgatla Minerals Resources Proprietary Limited as a Senior Facility Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

136

Executed as a deed, but not delivered until the first date specified on the first page, by Richtrau No. 123 Proprietary Limited as a Senior Facility Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

137

Executed as a deed, but not delivered until the first date specified on the first page, by Sedibelo Resources Limited as a Senior Facility Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

/s/ [***]
Signature of witness

Name of witness: [***]

Address of witness: [***]

138

Executed as a deed, but not delivered until the first date specified on the first page, by Clidet No. 832 Proprietary Limited as a Senior Facility Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

139

Executed as a deed, but not delivered until the first date specified on the first page, by Orkid S.á.r.l. (Société à responsabilité limitée, Registered office: 19, rue Eugène Ruppert, L - 2453 Luxembourg, R.C.S. Luxembourg: B167777) as a Senior Facility Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

/s/ [***]
Signature of witness

Name of witness: [***]

Address of witness: [***]

140

Executed as a deed, but not delivered until the first date specified on the first page, by Platinum Investor Consortium Proprietary Limited as a Senior Facility Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

141

Executed as a deed, but not delivered until the first date specified on the first page, by Sedibelo Group Services Proprietary Limited as a Senior Facility Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

142

Executed as a deed, but not delivered until the first date specified on the first page, by Richtrau No. 123 Proprietary Limited as a Platinum Stream Guarantor and Stream Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

143

Executed as a deed, but not delivered until the first date specified on the first page, by Sedibelo Resources Limited as a Platinum Stream Guarantor and Stream Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

/s/ [***]
Signature of witness

Name of witness: [***]

Address of witness: [***]

144

Executed as a deed, but not delivered until the first date specified on the first page, by Clidet No. 832 Proprietary Limited as a Platinum Stream Guarantor and Stream Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

145

Executed as a deed, but not delivered until the first date specified on the first page, by Orkid S.á.r.l. (Société à responsabilité limitée, Registered office: 19, rue Eugène Ruppert, L - 2453 Luxembourg, R.C.S. Luxembourg: B167777) as a Platinum Stream Guarantor and Stream Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

/s/ [***]
Signature of witness

Name of witness: [***]

Address of witness: [***]

146

Executed as a deed, but not delivered until the first date specified on the first page, by Platinum Investor Consortium Proprietary Limited as a Platinum Stream Guarantor and Stream Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

147

Executed as a deed, but not delivered until the first date specified on the first page, by Pilanesburg Platinum Mines Proprietary Limited as a Platinum Stream Guarantor and Stream Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

148

Executed as a deed, but not delivered until the first date specified on the first page, by Richtrau No. 123 Proprietary Limited as a Palladium and Gold Stream Guarantor and Stream Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

149

Executed as a deed, but not delivered until the first date specified on the first page, by Sedibelo Resources Limited as a Palladium and Gold Stream Guarantor and Stream Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

/s/ [***]
Signature of witness

Name of witness: [***]

Address of witness: [***]

150

Executed as a deed, but not delivered until the first date specified on the first page, by Clidet No. 832 Proprietary Limited as a Palladium and Gold Stream Guarantor and Stream Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

151

Executed as a deed, but not delivered until the first date specified on the first page, by Orkid S.á.r.l. (Société à responsabilité limitée, Registered office: 19, rue Eugène Ruppert, L - 2453 Luxembourg, R.C.S. Luxembourg: B167777) as a Palladium and Gold Stream Guarantor and Stream Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

/s/ [***]
Signature of witness

Name of witness: [***]

Address of witness: [***]

152

Executed as a deed, but not delivered until the first date specified on the first page, by Platinum Investor Consortium Proprietary Limited as a Palladium and Gold Stream Guarantor and Stream Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

153

Executed as a deed, but not delivered until the first date specified on the first page, by Pilanesburg Platinum Mines Proprietary Limited as a Palladium and Gold Stream Guarantor and Stream Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

154

Executed as a deed, but not delivered until the first date specified on the first page, by Richtrau No. 123 Proprietary Limited as a Rhodium Stream Guarantor and Stream Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

155

Executed as a deed, but not delivered until the first date specified on the first page, by Sedibelo Resources Limited as a Rhodium Stream Guarantor and Stream Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

/s/ [***]
Signature of witness

Name of witness: [***]

Address of witness: [***]

156

Executed as a deed, but not delivered until the first date specified on the first page, by Clidet No. 832 Proprietary Limited as a Rhodium Stream Guarantor and Stream Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

157

Executed as a deed, but not delivered until the first date specified on the first page, by Orkid S.á.r.l. (Société à responsabilité limitée, Registered office: 19, rue Eugène Ruppert, L - 2453 Luxembourg, R.C.S. Luxembourg: B167777) as a Rhodium Stream Guarantor and Stream Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

/s/ [***]
Signature of witness

Name of witness: [***]

Address of witness: [***]

158

Executed as a deed, but not delivered until the first date specified on the first page, by Platinum Investor Consortium Proprietary Limited as a Rhodium Stream Guarantor and Stream Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

159

Executed as a deed, but not delivered until the first date specified on the first page, by Pilanesburg Platinum Mines Proprietary Limited as a Rhodium Stream Guarantor and Stream Guarantor:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

160

Executed as a deed, but not delivered until the first date specified on the first page, by Richtrau No. 123 Proprietary Limited as an Initial Security Provider:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

161

Executed as a deed, but not delivered until the first date specified on the first page, by Clidet No. 832 Proprietary Limited as an Initial Security Provider:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

162

Executed as a deed, but not delivered until the first date specified on the first page, by Platinum Investor Consortium Proprietary Limited as an Initial Security Provider:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

163

Executed as a deed, but not delivered until the first date specified on the first page, by Sedibelo Group Services Proprietary Limited as an Initial Security Provider:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

164

Executed as a deed, but not delivered until the first date specified on the first page, by Pilanesburg Platinum Mines Proprietary Limited as an Initial Security Provider:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

165

Executed as a deed, but not delivered until the first date specified on the first page, by Clidet No. 832 Proprietary Limited as an Initial Intra-Group Lender:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

166

Executed as a deed, but not delivered until the first date specified on the first page, by Orkid S.á.r.l. (Société à responsabilité limitée, Registered office: 19, rue Eugène Ruppert, L - 2453 Luxembourg, R.C.S. Luxembourg: B167777) as an Initial Intra-Group Lender:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

/s/ [***]
Signature of witness

Name of witness: [***]

Address of witness: [***]

167

Executed as a deed, but not delivered until the first date specified on the first page, by Pallinghurst Investor Consortium Proprietary Limited as an Initial Intra-Group Lender:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

168

Executed as a deed, but not delivered until the first date specified on the first page, by Pilanesburg Platinum Mines Proprietary Limited as an Initial Intra-Group Lender:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

169

Executed as a deed, but not delivered until the first date specified on the first page, by Sedibelo Resources Limited as an Initial Intra-Group Lender:	) ) )	Signature	/s/ Erich Clarke

		Name (block capitals)	Erich Clarke
Director

/s/ [***]
Signature of witness

Name of witness: [***]

Address of witness: [***]

170

Signed for and on behalf of Bowwood and Main No 335 Proprietary Limited (to be renamed "Bowwood and Main No 335 (RF) Proprietary Limited") as the Security SPV:	) )	Signature	/s/ [***]
3rd Floor, 200 on Main, Cnr Main and Bowwood Roads, Claremont Western Cape, 7708, South Africa Attention: The Managing Director Email: [***]
		Name (block capitals)	[***]
Director/authorised signatory

171

Signed for and on behalf of Nedbank Limited (acting through its Nedbank Corporate and Investment Banking Division) as the Intercreditor Agent by:	) )	Signature	/s/ [***]

		Name (block capitals)	[***]
Director/authorised signatory

Signature	/s/ [***]

Name (block capitals)	[***]
Director/authorised signatory

172